UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	September 30, 2013

Date of reporting period:	September 30, 2013

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	31
Statement of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	51
Federal Tax Notice	52
U.S. Privacy Policy	53
Trustee and Officer Information	56

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Strategist Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 3/29/13	Actual Ending Account Value 9/30/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,066.70	$1,021.76	$3.84	$3.76	0.73%
Global Strategist Portfolio Class A***	1,000.00	1,065.70	1,020.28	5.37	5.25	1.02
Global Strategist Portfolio Class L	1,000.00	1,062.70	1,017.89	7.83	7.66	1.49

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 186/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that while the Portfolio's management fee was lower than its peer group average, the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited)

Global Strategist Portfolio

The Global Strategist Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2013, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.79%, net of fees. The Portfolio's Class I shares outperformed the Customized MSIM Global Allocation Index (the "Customized Index," which is comprised of 60% Morgan Stanley Capital International (MSCI) All Country World Index, 30% Barclays Capital Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 8.95%, and the Lipper Global Flexible Portfolio Funds Index, which returned 10.42%. The Portfolio's Class I shares underperformed the MSCI All Country World Index, which returned 17.73%.

Factors Affecting Performance

•  In the 12 months ended September 30, 2013, global equities outperformed bonds and commodities, with the MSCI All Country World Index up 17.7% and the Barclays Capital Global Aggregate Index down 2.6%, while the S&P GSCI Index, a broad index of commodity prices, fell 4.1%. (All returns in U.S. dollars.)

•  Within equities, Japan was the regional outperformer, with the MSCI Japan Index up 31.5% (or 65.8% in local currency terms), followed by Europe, which rose 24.2% (MSCI Europe Index), and the U.S., which rose 19.3% (S&P 500 Index). Emerging market equities lagged, rising just 1% (MSCI Emerging Markets Index). In Japan, Shinzo Abe's Liberal Democratic Party won both the lower and upper house elections. Abe nominated dovish Kuroda as the Governor of the Bank of Japan and unrolled a three-arrowed plan for economic reform, helping to boost investor confidence in the possibility of Japanese reflation. In Europe, the economic recovery continued at a slow pace while funding conditions improved. However many eurozone assets underperformed in the first quarter of 2013 when the Italian elections and the Cyprus crisis shook investor confidence in the region. Emerging markets were strong in the fourth quarter of 2012, as better-than-expected Chinese third quarter gross domestic product (GDP) and inflation data helped ease concerns over a hard handing. However, in the first half of 2013, emerging market assets underperformed, as local government debt levels and soaring property prices in China fueled concerns that the government would implement tightening measures. A spike in the Shanghai Interbank Offered Rate (SHIBOR) in June also sparked worries of a funding crisis. U.S. equities rose somewhat steadily throughout the year as the U.S. economy proved relatively resilient in the face of tax increases and spending cuts in the first half of 2013. However, U.S. equities were volatile at times, as fiscal cliff negotiations in the fourth quarter of 2012 and the growing expectation since mid-May that the Federal Reserve (Fed) will taper asset purchases sooner than expected threatened to destabilize the bull market.

•  Within bonds, yields rose, with the U.S. 10-Year Treasury yield rising nearly 100 basis points to 2.62% as investors began to price in an environment of less accommodative Fed policy after the Federal Open Market Committee (FOMC) began to signal a timeline for tapering its asset purchases.

•  Within currencies, the Japanese yen was the largest underperformer versus the U.S. dollar (-20.7%), while the euro was the largest gainer (+5.2%).

•  Regarding the Portfolio's overall performance relative to the Customized Index, an overweight position in global equities and underweight position in fixed income positively impacted returns as equities sharply rebounded, led by Japan, while U.S. Treasury yields traded in a range for much of the 12-month period.

•  Security selection within equities positively impacted performance. An underweight position in emerging markets relative to developed markets, as well as underweight positions in mining machinery, iron ore mining, and China banks and real estate stocks all contributed to performance, as falling expectations for economic growth in emerging markets broadly contributed to investor pessimism. However, overweight positions in European equities detracted from performance, as the recovery in Europe proved slower than we had expected, and suffered from investor skepticism as a result of political turmoil in Italy and the crisis in Cyprus in the first quarter of 2013.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Security selection within fixed income positively impacted performance. Overweight positions in eurozone peripheral sovereign bonds contributed to performance, as investors gained confidence in the European Central Bank's role as lender of the last resort, sending bond yields lower in the region.

•  Active positions within commodities had an overall positive effect on performance. An underweight position in copper, hedged with an overweight in U.S. equities, contributed strongly to performance. Positive performance was offset slightly by an overweight position in gold, which detracted from performance.

•  Active currency positions positively impacted performance. Within currencies, underweights to the Australian dollar and other emerging market and commodity-sensitive currencies such as the Russian ruble, Chilean peso, and Canadian dollar added to performance. However, an underweight position in the euro detracted.

Management Strategies

•  Heading into the fourth quarter of 2013, we remain cautiously optimistic on risky assets globally. We are more constructive on developed markets than emerging markets, with a preference for Europe over the U.S., as we believe that many of the forces that have been lifting U.S. equities are diminishing and those weighing on the eurozone are fading away. We remain structurally bearish on emerging market assets despite a mild cyclical bounce in economic data and investor sentiment. And while we have eliminated the remainder of the Portfolio's positions related to the slowdown in China and emerging markets — because in our view some assets are near fair value — we expect to re-enter positions related to this theme in coming months. As a result, within equities the Portfolio is overweight Europe, underweight the U.S., and neutral in emerging markets. We continue to believe many yield-sensitive assets are overvalued globally, and that U.S. monetary policy has most likely passed its most stimulative phase. As interest rates normalize, we expect yield assets to continue to reprice accordingly. The Portfolio's overweight in fixed income is attributable to positions in the sovereign bonds of European peripheral countries, as well as a tactical overweight position in 10-year U.S. Treasuries.

•  As of September 30, 2013, we maintain a modest overweight position in fixed income, and are neutral in global equities. However, from a long-term asset allocation standpoint, we believe equities continue to look appealing relative to other assets classes, especially developed government bonds. Handicapping the potential near-term risks, we intend to maintain a neutral to moderate overweight position in global equities and an underweight position in developed fixed income.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A** and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1), Customized MSIM Global Allocation Index(2) and the Lipper Global Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2013 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	11.79%	9.67%	7.59%	7.88%
MSCI All Country World Index	17.73	7.71	7.86	7.61
Customized MSIM Global Allocation Index	8.95	6.29	6.73	6.96
Lipper Global Flexible Portfolio Funds Index	10.42	6.02	6.15	6.86
Portfolio — Class A** Shares w/o sales charges(6)	11.49	9.39	7.31	6.73
Portfolio — Class A** Shares with maximum 5.25% sales charges	5.64	8.21	6.74	6.38
MSCI All Country World Index	17.73	7.71	7.86	6.00
Customized MSIM Global Allocation Index	8.95	6.29	6.73	5.78
Lipper Global Flexible Portfolio Funds Index	10.42	6.02	6.15	5.86
Portfolio — Class L Shares w/o sales charges(7)	10.91	—	—	11.48
MSCI All Country World Index	17.73	—	—	13.56
Customized MSIM Global Allocation Index	8.95	—	—	7.88
Lipper Global Flexible Portfolio Funds Index	10.42	—	—	8.82

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All-Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclays Capital Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Global Flexible Portfolio Funds classification.

(4)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years from the date of reorganization or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced operations on November 1, 1996.

(7)  Commenced operations on April 27, 2012.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	60.7%
Fixed Income Securities	32.6
Short-Term Investments	6.6
Other+	0.1
Total Investments	100.0	%++

+  Industries and/or investment types representing less than 5% of total investments.

++  Does not include open long/short futures contracts with an underlying face amount of approximately $267,914,000 with net unrealized depreciation of approximately $1,472,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $1,604,000. Does not include open swap agreements with net unrealized appreciation of approximately $2,344,000.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (32.4%)
Agency Adjustable Rate Mortgage (0.0%)
United States (0.0%)
Federal National Mortgage Association, Conventional Pool 2.34%, 5/1/35	$44	$47
Agency Fixed Rate Mortgages (2.7%)
United States (2.7%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
6.00%, 11/1/37	230	251
6.50%, 5/1/32 - 9/1/32	261	292
7.50%, 5/1/35	12	14
Federal National Mortgage Association,
Conventional Pools:
3.50%, 12/1/42	1,388	1,398
4.00%, 1/1/42	1,737	1,826
5.00%, 1/1/41 - 3/1/41	2,008	2,198
5.50%, 5/1/37 - 8/1/38	808	883
6.00%, 1/1/38	33	36
6.50%, 12/1/29	42	48
7.00%, 12/1/17 - 2/1/31	539	609
7.50%, 8/1/37	23	27
October TBA:
2.50%, 10/1/28 (a)	150	151
3.50%, 10/1/43 (a)	322	328
Government National Mortgage Association,
October TBA:
3.50%, 10/20/43 (a)	1,584	1,635
4.50%, 10/20/43 (a)	570	615
Various Pools:
3.50%, 11/20/42	176	182
4.00%, 8/20/41 - 11/20/42	1,173	1,244
4.50%, 8/15/39	232	250
5.50%, 8/15/39	231	255
		12,242
Asset-Backed Securities (0.3%)
United States (0.3%)
CNH Equipment Trust,
1.20%, 5/16/16	224	224
CVS Pass-Through Trust,
6.04%, 12/10/28	384	424
Ford Credit Floorplan Master Owner Trust,
1.88%, 2/15/17 (b)(c)	525	535
		1,183
Collateralized Mortgage Obligations — Agency Collateral Series (0.6%)
United States (0.6%)
Federal Home Loan Mortgage Corporation,
2.36%, 7/25/22	792	743
2.40%, 6/25/22	1,625	1,535
2.79%, 1/25/22	75	74
2.97%, 10/25/21	90	90
	Face Amount (000)		Value (000)
IO
0.82%, 1/25/21 (c)		$682	$24
IO PAC REMIC
6.29%, 6/15/40 (c)		367	59
IO REMIC
5.87%, 4/15/39 (c)		191	36
Federal National Mortgage Association,
IO REMIC
5.00%, 8/25/37		106	1
6.42%, 9/25/38 (c)		163	32
Government National Mortgage Association,
6.42%, 4/16/41 (c)		229	47
			2,641
Commercial Mortgage-Backed Securities (1.0%)
United States (1.0%)
BAMLL Commercial Mortgage Securities Trust,
2.96%, 12/10/30 (b)		175	167
COMM Mortgage Trust,
3.28%, 1/10/46		305	291
Commercial Mortgage Pass-Through Certificates,
2.82%, 11/15/45		376	356
Extended Stay America Trust,
2.96%, 12/5/31 (b)		325	319
GS Mortgage Securities Corp. II,
1.03%, 11/8/29 (b)(c)		395	392
3.28%, 2/10/46		208	198
JP Morgan Chase Commercial Mortgage Securities Trust,
4.17%, 8/15/46		770	814
4.39%, 7/15/46 (b)		100	107
Queens Center Mortgage Trust,
3.28%, 1/11/37 (b)		520	484
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	254
VNO Mortgage Trust,
3.00%, 11/15/30 (b)		361	341
Wells Fargo Commercial Mortgage Trust,
2.92%, 10/15/45		449	427
WF-RBS Commercial Mortgage Trust,
3.31%, 3/15/45		290	277
			4,427
Corporate Bonds (7.7%)
Australia (0.4%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	400	615
Macquarie Bank Ltd.,
6.63%, 4/7/21 (b)		$270	295
Macquarie Group Ltd.,
6.00%, 1/14/20 (b)		260	283
QBE Insurance Group Ltd.,
2.40%, 5/1/18 (b)		200	195
Santos Finance Ltd.,
8.25%, 9/22/70 (c)	EUR	150	222

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Australia (cont'd)
Wesfarmers Ltd.,
2.98%, 5/18/16 (b)		$245	$256
			1,866
Brazil (0.1%)
Petrobras International Finance Co.,
5.75%, 1/20/20		330	344
Vale Overseas Ltd.,
6.88%, 11/10/39		50	51
			395
Canada (0.2%)
Barrick Gold Corp.,
4.10%, 5/1/23		175	154
Brookfield Asset Management, Inc.,
5.80%, 4/25/17		295	324
Goldcorp, Inc.,
3.70%, 3/15/23		270	247
			725
China (0.1%)
Baidu, Inc.,
3.25%, 8/6/18		225	226
Sinopec Group Overseas Development 2012 Ltd.,
2.75%, 5/17/17 (b)		217	222
Want Want China Finance Ltd.,
1.88%, 5/14/18 (b)		200	191
			639
Colombia (0.1%)
Ecopetrol SA, 5.88%, 9/18/23		270	281
France (0.6%)
Banque Federative du Credit Mutuel SA,
3.00%, 10/29/15	EUR	400	566
BNP Paribas SA,
5.00%, 1/15/21		$295	320
Credit Agricole SA,
3.90%, 4/19/21	EUR	300	413
5.88%, 6/11/19		400	615
Societe Generale SA,
5.20%, 4/15/21 (b)		$200	218
Veolia Environnement SA,
6.75%, 4/24/19	EUR	400	675
			2,807
Germany (0.0%)
Deutsche Bank AG,
4.30%, 5/24/28 (c)		$225	203
Ireland (0.1%)
CRH America, Inc.,
6.00%, 9/30/16		415	467
Israel (0.1%)
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21		420	417
	Face Amount (000)		Value (000)
Italy (1.0%)
Banca Monte dei Paschi di Siena SpA,
4.88%, 9/15/16	EUR	350	$491
Enel Finance International N.V.,
5.13%, 10/7/19 (b)		$650	679
Finmeccanica Finance SA,
8.13%, 12/3/13	EUR	550	753
Intesa Sanpaolo SpA,
4.13%, 4/14/20		400	555
Telecom Italia Finance SA,
7.75%, 1/24/33		430	634
UniCredit SpA,
4.25%, 7/29/16		350	512
4.38%, 2/10/14		550	753
			4,377
Korea, Republic of (0.0%)
SK Telecom Co., Ltd.,
2.13%, 5/1/18 (b)		$200	196
Netherlands (0.3%)
ABN Amro Bank N.V.,
3.63%, 10/6/17	EUR	200	293
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA,
3.75%, 11/9/20		300	416
ING Bank N.V.,
5.25%, 6/5/18		300	479
5.80%, 9/25/23 (b)		$240	243
			1,431
Spain (0.3%)
Banco Bilbao Vizcaya Argentaria SA,
3.63%, 1/18/17	EUR	350	500
Gas Natural Capital Markets SA,
4.13%, 1/26/18		400	583
Iberdrola Finance Ireland Ltd.,
5.00%, 9/11/19 (b)		$200	212
			1,295
Sweden (0.3%)
Nordea Bank AB,
4.00%, 3/29/21	EUR	480	684
Skandinaviska Enskilda Banken AB,
1.75%, 3/19/18 (b)		$200	196
Swedbank AB,
1.75%, 3/12/18 (b)		270	266
			1,146
Switzerland (0.1%)
Credit Suisse,
5.40%, 1/14/20		110	121
6.00%, 2/15/18		90	101
			222
Thailand (0.1%)
PTT Exploration & Production PCL,
3.71%, 9/16/18 (b)		240	243

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Thailand (cont'd)
PTT PCL,
3.38%, 10/25/22 (b)		$230	$210
			453
United Kingdom (1.4%)
Abbey National Treasury Services PLC,
3.63%, 10/14/16	EUR	725	1,063
Bank of Scotland PLC,
4.63%, 6/8/17		350	536
Barclays Bank PLC,
6.00%, 1/23/18 - 1/14/21		450	680
BAT International Finance PLC,
9.50%, 11/15/18 (b)		$155	208
Diageo Capital PLC,
1.50%, 5/11/17		215	215
Experian Finance PLC,
2.38%, 6/15/17 (b)		400	397
GlaxoSmithKline Capital PLC,
2.85%, 5/8/22		252	242
GlaxoSmithKline Capital, Inc.,
4.20%, 3/18/43		25	23
Heathrow Funding Ltd.,
4.60%, 2/15/18	EUR	300	457
HSBC Holdings PLC,
4.00%, 3/30/22		$45	46
6.00%, 6/10/19	EUR	450	705
Imperial Tobacco Finance PLC,
8.38%, 2/17/16		400	632
Lloyds Bank PLC,
6.50%, 3/24/20		250	385
Nationwide Building Society,
6.25%, 2/25/20 (b)		$300	340
Rio Tinto Finance USA PLC,
2.88%, 8/21/22		80	74
Royal Bank of Scotland PLC (The),
5.50%, 3/23/20	EUR	150	238
Standard Chartered PLC,
3.85%, 4/27/15 (b)		$260	270
			6,511
United States (2.5%)
Agilent Technologies, Inc.,
5.50%, 9/14/15		155	168
Altria Group, Inc.,
2.85%, 8/9/22		25	23
Amgen, Inc.,
5.15%, 11/15/41		99	96
Apple, Inc.,
2.40%, 5/3/23		225	204
AT&T, Inc.,
6.30%, 1/15/38		150	163
BA Covered Bond Issuer,
4.25%, 4/5/17	EUR	350	524
	Face Amount (000)	Value (000)
Bank of America Corp.,
5.63%, 7/1/20	$15	$17
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC,
5.13%, 1/15/15 (b)	180	187
Boston Properties LP,
3.85%, 2/1/23	25	24
Boston Scientific Corp.,
6.00%, 1/15/20	200	229
Capital One Bank, USA NA,
3.38%, 2/15/23	546	512
Citigroup, Inc., (See Note G)
5.50%, 9/13/25	30	31
6.13%, 5/15/18	107	124
6.68%, 9/13/43	20	22
8.50%, 5/22/19	414	529
CNA Financial Corp.,
5.75%, 8/15/21	45	51
Comcast Corp.,
4.65%, 7/15/42	150	143
6.40%, 5/15/38	50	60
ConAgra Foods, Inc.,
3.20%, 1/25/23	85	80
4.65%, 1/25/43	125	114
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
3.80%, 3/15/22	75	70
Discover Bank,
2.00%, 2/21/18	345	338
Enterprise Products Operating LLC,
3.35%, 3/15/23	275	261
Ford Motor Credit Co., LLC,
4.21%, 4/15/16	630	668
General Electric Capital Corp.,
5.30%, 2/11/21	275	300
Genworth Holdings, Inc.,
7.20%, 2/15/21	305	352
Georgia-Pacific LLC,
8.88%, 5/15/31	275	381
Glencore Funding LLC,
2.50%, 1/15/19 (b)	160	150
Goldman Sachs Group, Inc. (The),
2.38%, 1/22/18	220	219
3.63%, 1/22/23	300	287
Hartford Financial Services Group, Inc.,
5.50%, 3/30/20	25	28
Hewlett-Packard Co.,
4.65%, 12/9/21	35	34
ING US, Inc.,
2.90%, 2/15/18	200	201
JPMorgan Chase & Co.,
3.20%, 1/25/23	440	412
3.38%, 5/1/23	225	204

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Kinder Morgan Energy Partners LP,
2.65%, 2/1/19		$225	$224
L-3 Communications Corp.,
4.75%, 7/15/20		255	267
Lowe's Cos., Inc.,
5.00%, 9/15/43		100	101
Marathon Petroleum Corp.,
5.13%, 3/1/21		275	297
Merck & Co., Inc.,
2.80%, 5/18/23		250	237
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18		465	549
Nationwide Financial Services, Inc.,
5.38%, 3/25/21 (b)		25	27
NBC Universal Media LLC,
4.38%, 4/1/21		175	189
Omnicom Group, Inc.,
3.63%, 5/1/22		310	298
Pacific LifeCorp,
6.00%, 2/10/20 (b)		25	28
Plains All American Pipeline LP/ PAA Finance Corp.,
6.70%, 5/15/36		190	226
8.75%, 5/1/19		220	282
Prudential Financial, Inc.,
6.63%, 12/1/37		150	180
Qwest Corp.,
6.88%, 9/15/33		125	122
Santander Holdings USA, Inc.,
3.45%, 8/27/18		90	92
UnitedHealth Group, Inc.,
4.25%, 3/15/43		150	137
Verizon Communications, Inc.,
3.85%, 11/1/42		50	40
6.55%, 9/15/43		250	283
Viacom, Inc.,
5.85%, 9/1/43		225	230
Wells Fargo & Co.,
3.45%, 2/13/23		395	370
			11,385
			34,816
Mortgages — Other (0.3%)
United Kingdom (0.2%)
Holmes Master Issuer PLC,
2.06%, 10/15/54 (b)(c)	GBP	616	1,032
United States (0.1%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36		$56	41
5.91%, 10/25/36 (c)		107	79
6.00%, 4/25/36		45	47
	Face Amount (000)		Value (000)
Chaseflex Trust,
6.00%, 2/25/37		$53	$45
First Horizon Alternative Mortgage Securities Trust,
6.25%, 8/25/36		31	26
GSR Mortgage Loan Trust,
5.75%, 1/25/37		57	55
Lehman Mortgage Trust,
5.50%, 11/25/35		20	19
6.50%, 9/25/37		64	55
RALI Trust,
0.68%, 3/25/35 (c)		52	37
			404
			1,436
Sovereign (17.6%)
Australia (0.5%)
Australia Government Bond,
5.25%, 3/15/19	AUD	575	590
Treasury Corp. of Victoria,
5.75%, 11/15/16		1,600	1,607
			2,197
Bermuda (0.1%)
Bermuda Government International Bond,
4.85%, 2/6/24 (b)		$390	388
Brazil (0.3%)
Banco Nacional de Desenvolvimento, Economico e Social,
5.50%, 7/12/20		1,200	1,236
Brazilian Government International Bond,
4.88%, 1/22/21		90	97
			1,333
Canada (0.6%)
Canadian Government Bond,
3.25%, 6/1/21	CAD	2,700	2,797
Germany (0.8%)
Bundesrepublik Deutschland,
1.75%, 7/4/22	EUR	495	681
4.25%, 7/4/39		1,150	2,041
4.75%, 7/4/34		450	824
			3,546
Greece (1.8%)
Hellenic Republic Government Bond,
2.00%, 2/24/23 - 2/24/28 (d)		10,620	8,095
Ireland (0.3%)
Ireland Government Bond,
3.90%, 3/20/23		900	1,222
Italy (1.2%)
Italy Buoni Poliennali Del Tesoro,
3.75%, 8/1/16		600	842
4.00%, 9/1/20		375	516

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Italy (cont'd)
4.50%, 2/1/18 - 3/1/19		$2,375	$3,389
5.00%, 3/1/22		270	387
5.50%, 11/1/22		150	219
			5,353
Japan (1.3%)
Japan Finance Organization for Municipalities,
1.90%, 6/22/18	JPY	70,000	769
Japan Government Ten Year Bond,
1.10%, 6/20/21		35,000	372
1.90%, 6/20/16		105,000	1,120
Japan Government Thirty Year Bond,
1.70%, 6/20/33		340,000	3,537
			5,798
Kazakhstan (0.2%)
KazMunayGas National Co., JSC,
6.38%, 4/9/21		$1,000	1,100
Korea, Republic of (0.3%)
Korea Development Bank (The),
3.88%, 5/4/17		400	426
Korea Finance Corp.,
4.63%, 11/16/21		630	669
Republic of Korea,
7.13%, 4/16/19		150	186
			1,281
Mexico (0.6%)
Mexican Bonos,
7.50%, 6/3/27	MXN	4,100	344
10.00%, 12/5/24		13,500	1,359
Petroleos Mexicanos,
4.88%, 1/24/22		$1,070	1,094
			2,797
Norway (0.3%)
Norway Government Bond,
3.75%, 5/25/21	NOK	3,500	628
4.25%, 5/19/17		3,500	628
			1,256
Poland (0.7%)
Poland Government Bond,
5.25%, 10/25/17	PLN	4,300	1,457
5.75%, 10/25/21		3,190	1,120
Poland Government International Bond,
5.00%, 3/23/22		$670	722
			3,299
Portugal (6.2%)
Portugal Obrigacoes do Tesouro OT,
3.35%, 10/15/15 (b)	EUR	3,039	3,973
3.60%, 10/15/14 (b)		8,119	10,972
4.95%, 10/25/23 (b)		5,635	6,665
5.65%, 2/15/24 (b)		5,315	6,529
			28,139
	Face Amount (000)		Value (000)
Qatar (0.2%)
Qatar Government International Bond,
4.00%, 1/20/15 (b)		$900	$936
Russia (0.2%)
Russian Foreign Bond — Eurobond,
4.50%, 4/4/22		800	819
South Africa (0.1%)
South Africa Government Bond,
7.25%, 1/15/20	ZAR	4,400	438
Spain (0.5%)
Spain Government Bond,
4.40%, 10/31/23 (b)	EUR	400	546
5.85%, 1/31/22		680	1,034
Spain Government International Bond,
4.00%, 3/6/18 (b)		$700	714
			2,294
Supernational (0.5%)
European Investment Bank,
2.15%, 1/18/27	JPY	157,000	1,806
European Union,
2.75%, 4/4/22	EUR	300	432
			2,238
Sweden (0.1%)
Sweden Government Bond,
4.25%, 3/12/19	SEK	4,000	700
United Kingdom (0.8%)
United Kingdom Gilt,
3.75%, 9/7/21	GBP	400	717
4.25%, 6/7/32 - 9/7/39		1,700	3,127
			3,844
			79,870
U.S. Treasury Securities (2.2%)
United States (2.2%)
U.S. Treasury Bond,
3.50%, 2/15/39		$2,050	2,011
U.S. Treasury Notes,
0.88%, 4/30/17		4,790	4,786
1.50%, 6/30/16		3,300	3,385
			10,182
Total Fixed Income Securities (Cost $144,970)			146,844
	Shares
Common Stocks (60.2%)
Australia (1.9%)
AGL Energy Ltd.		4,650	67
Alumina Ltd. (e)		30,018	29
Amcor Ltd.		11,529	113
AMP Ltd.		32,469	140
Arrium Ltd.		14,100	16
Asciano Ltd.		8,154	44
ASX Ltd.		1,608	52
Australia & New Zealand Banking Group Ltd.		27,628	794

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
BHP Billiton Ltd.	29,823	$995
BlueScope Steel Ltd. (e)	3,657	16
Brambles Ltd.	13,643	116
Coca-Cola Amatil Ltd.	4,831	55
Cochlear Ltd.	521	29
Commonwealth Bank of Australia	12,740	847
Computershare Ltd.	4,383	41
Crown Ltd.	6,002	87
CSL Ltd.	4,997	298
Dexus Property Group REIT	44,008	41
DuluxGroup Ltd.	5,455	27
Echo Entertainment Group Ltd.	7,295	19
Fairfax Media Ltd.	32,187	16
Fortescue Metals Group Ltd.	11,321	50
Goodman Group REIT	10,866	50
GPT Group REIT	18,147	59
Incitec Pivot Ltd.	14,023	35
Insurance Australia Group Ltd.	20,683	113
Leighton Holdings Ltd.	1,366	25
Lend Lease Group REIT	6,124	58
Macquarie Group Ltd.	2,989	134
Mirvac Group REIT	26,057	42
National Australia Bank Ltd.	23,193	743
Newcrest Mining Ltd.	4,397	48
Orica Ltd.	3,712	69
Origin Energy Ltd.	9,814	129
QBE Insurance Group Ltd.	13,821	189
Rio Tinto Ltd.	3,911	225
Santos Ltd.	8,709	123
Shopping Centres Australasia Property Group REIT	2,263	3
Sonic Healthcare Ltd.	3,301	50
Stockland REIT	23,696	86
Suncorp Group Ltd.	11,616	142
TABCORP Holdings Ltd.	6,938	21
Telstra Corp., Ltd.	43,614	202
Toll Holdings Ltd.	6,284	34
Transurban Group	12,851	82
Treasury Wine Estates Ltd.	7,726	32
Wesfarmers Ltd.	9,181	352
Wesfarmers Ltd. (PPS)	1,609	63
Westfield Group REIT	19,414	199
Westfield Retail Trust REIT	20,351	56
Westpac Banking Corp.	24,931	762
Woodside Petroleum Ltd.	5,443	195
Woolworths Ltd.	11,319	370
WorleyParsons Ltd.	1,655	38
		8,621
Austria (0.2%)
Immofinanz AG (e)	3,664	16
OMV AG	7,771	384
Raiffeisen Bank International AG	7,981	261
	Shares	Value (000)
Voestalpine AG	9,536	$456
		1,117
Belgium (0.4%)
Ageas	3,005	122
Anheuser-Busch InBev N.V.	6,748	671
Colruyt SA	905	50
Delhaize Group SA	12,439	784
Groupe Bruxelles Lambert SA	1,457	124
KBC Groep N.V.	3,024	149
Umicore SA	1,567	76
		1,976
Bermuda (0.0%)
Brookfield Property Partners LP	401	8
Canada (2.8%)
Agnico-Eagle Mines Ltd.	2,100	56
Agrium, Inc.	2,000	168
Bank of Montreal	6,500	434
Bank of Nova Scotia	11,300	647
Barrick Gold Corp.	12,000	223
BCE, Inc.	6,700	286
Blackberry Ltd. (e)	5,300	42
Bombardier, Inc.	16,300	76
Brookfield Asset Management, Inc., Class A	7,000	262
Brookfield Office Properties, Inc.	4,900	94
Cameco Corp.	5,200	94
Canadian Imperial Bank of Commerce	4,800	382
Canadian National Railway Co.	5,500	557
Canadian Natural Resources Ltd.	13,100	412
Canadian Oil Sands Ltd.	3,500	68
Canadian Pacific Railway Ltd.	2,100	259
Cenovus Energy, Inc.	9,100	272
Crescent Point Energy Corp.	2,700	102
Eldorado Gold Corp.	6,900	47
Enbridge, Inc.	10,500	438
Encana Corp.	9,600	166
Fairfax Financial Holdings Ltd.	300	121
First Quantum Minerals Ltd.	6,500	121
Fortis, Inc.	1,600	49
Goldcorp, Inc.	9,000	234
Great-West Lifeco, Inc.	5,200	151
Husky Energy, Inc.	3,300	95
IGM Financial, Inc.	2,300	107
Imperial Oil Ltd.	3,200	140
Intact Financial Corp.	1,800	108
Kinross Gold Corp.	12,700	64
Lightstream Resources Ltd.	1,436	10
Magna International, Inc.	3,200	264
Manulife Financial Corp.	23,100	382
National Bank of Canada	1,900	157
Pembina Pipeline Corp.	500	17
Penn West Petroleum Ltd.	4,800	53
Petrobank Energy & Resources Ltd. (e)	1,300	1

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Petrominerales Ltd.	859	$10
Potash Corp. of Saskatchewan, Inc.	10,400	325
Power Corp. of Canada	5,200	147
Power Financial Corp.	4,300	134
Rogers Communications, Inc., Class B	4,900	211
Royal Bank of Canada	15,700	1,006
Shaw Communications, Inc., Class B	4,700	109
Shoppers Drug Mart Corp.	3,300	190
Silver Wheaton Corp.	4,400	109
SNC-Lavalin Group, Inc.	2,300	95
Sun Life Financial, Inc.	7,500	240
Suncor Energy, Inc.	18,000	644
Talisman Energy, Inc.	13,000	149
Teck Resources Ltd., Class B	6,000	161
Thomson Reuters Corp.	4,700	164
Tim Hortons, Inc.	3,900	226
Toronto-Dominion Bank (The)	10,300	927
TransAlta Corp.	2,900	38
TransCanada Corp.	8,000	351
Valeant Pharmaceuticals International, Inc. (e)	300	31
Yamana Gold, Inc.	9,200	96
		12,522
Chile (0.0%)
Antofagasta PLC	2,716	36
China (0.1%)
AIA Group Ltd. (f)	67,200	316
Denmark (0.3%)
AP Moeller - Maersk A/S	6	52
AP Moeller - Maersk A/S Series B	11	101
Carlsberg A/S	98	10
Coloplast A/S	120	7
Danske Bank A/S (e)	6,044	130
DSV A/S	3,452	98
Novo Nordisk A/S Series B	3,895	660
Novozymes A/S Series B	2,771	106
TDC A/S	537	5
Vestas Wind Systems A/S (e)	3,486	88
		1,257
Finland (0.6%)
Fortum Oyj	6,094	138
Kesko Oyj, Class B	2,722	82
Kone Oyj, Class B	2,537	227
Neste Oil Oyj	15,265	339
Nokia Oyj (e)	34,796	227
Nokian Renkaat Oyj	1,401	71
Sampo, Class A	3,582	154
Stora Enso Oyj, Class R	68,227	578
UPM-Kymmene Oyj	59,047	817
		2,633
	Shares	Value (000)
France (5.3%)
Accor SA	1,422	$59
Aeroports de Paris (ADP)	480	50
Air Liquide SA	2,791	389
Alcatel-Lucent (e)	32,733	116
Alstom SA	24,992	891
AXA SA	48,965	1,136
BNP Paribas SA	9,982	676
Bouygues SA	23,569	860
Bureau Veritas SA	2,324	73
Cap Gemini SA	1,918	114
Carrefour SA	5,540	190
Casino Guichard Perrachon SA	6,776	699
CGG (e)	2,024	47
Christian Dior SA	710	139
Cie de St-Gobain	2,371	118
Cie Generale des Etablissements Michelin Series B	1,855	206
CNP Assurances	10,844	195
Credit Agricole SA (e)	8,087	89
Danone SA	6,671	502
Edenred	1,823	59
Electricite de France SA	28,588	905
Essilor International SA	1,528	164
Eutelsat Communications SA	799	25
GDF Suez	42,274	1,063
Groupe Eurotunnel SA	7,563	69
ICADE REIT	86	8
JCDecaux SA	651	24
Kering	1,357	304
L'Oreal SA	2,407	414
Lafarge SA	4,474	312
Lagardere SCA	6,631	215
LVMH Moet Hennessy Louis Vuitton SA	2,297	453
Orange SA	83,251	1,044
Pernod-Ricard SA	1,855	231
Peugeot SA (e)	60,798	1,000
Publicis Groupe SA	1,047	83
Renault SA	59,216	4,724
Sanofi	11,589	1,175
SES SA	2,416	69
Societe Generale SA	6,916	345
Societe Television Francaise 1	1,176	21
Sodexo	1,223	114
Suez Environnement Co.	24,873	404
Technip SA	933	110
Thales SA	1,262	69
Total SA	33,982	1,975
Unibail-Rodamco SE REIT	1,616	401
Vallourec SA	2,417	145
Veolia Environnement SA	49,624	848
Vinci SA	4,786	278
Vivendi SA	16,236	374
		23,974

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (5.2%)
Adidas AG	3,095	$336
Allianz SE (Registered)	7,228	1,136
Axel Springer AG	300	17
BASF SE	18,301	1,757
Bayer AG (Registered)	12,027	1,418
Bayerische Motoren Werke AG (Preference)	6,740	679
Beiersdorf AG	1,516	135
Commerzbank AG (e)	6,863	79
Continental AG	949	161
Daimler AG (Registered)	20,707	1,614
Deutsche Bank AG (Registered)	16,392	753
Deutsche Boerse AG	2,144	161
Deutsche Lufthansa AG (Registered) (e)	45,756	892
Deutsche Post AG (Registered)	8,920	296
Deutsche Telekom AG (Registered)	46,294	671
E.ON SE	70,039	1,246
Esprit Holdings Ltd. (f)	12,482	20
Fraport AG Frankfurt Airport Services Worldwide	478	34
Fresenius Medical Care AG & Co., KGaA	2,773	180
Fresenius SE & Co., KGaA	1,864	232
Hannover Rueckversicherung SE (Registered)	4,830	355
Henkel AG & Co., KGaA	2,529	224
Henkel AG & Co., KGaA (Preference)	3,044	314
Hochtief AG	4,064	355
Infineon Technologies AG	19,041	190
K&S AG (Registered)	2,326	60
Kabel Deutschland Holding AG (e)	658	77
Lanxess AG	1,473	96
Linde AG	2,420	480
Merck KGaA	934	146
Metro AG	20,560	816
Muenchener Rueckversicherungs AG (Registered)	6,904	1,350
Osram Licht AG (e)	1,362	64
Porsche Automobil Holding SE (Preference)	9,875	863
ProSiebenSat.1 Media AG (Registered)	953	40
QIAGEN N.V. (e)	4,477	97
RWE AG	28,662	976
RWE AG (Preference)	2,425	80
SAP AG	16,417	1,213
Siemens AG (Registered)	13,623	1,642
Suedzucker AG	731	22
ThyssenKrupp AG (e)	8,725	209
TUI AG (e)	2,676	34
Volkswagen AG	3,149	714
Volkswagen AG (Preference)	5,788	1,364
		23,598
Greece (0.2%)
Aegean Airlines SA (e)	152	1
Alpha Bank AE (e)	71,785	55
Athens Water Supply & Sewage Co., SA (The)	563	6
Coca-Cola HBC AG (e)	2,745	81
	Shares	Value (000)
Diagnostic & Therapeutic Center of Athens Hygeia SA (e)	1,787	$1
Ellaktor SA (e)	5,342	18
Elval - Hellenic Aluminium Industry SA (e)	307	1
Folli Follie SA (e)	1,822	47
Fourlis Holdings SA (e)	1,119	5
Frigoglass SA (e)	547	4
GEK Terna Holding Real Estate Construction SA (e)	6,483	21
Hellenic Exchanges SA Holding Clearing Settlement and Registry	4,298	37
Hellenic Petroleum SA	1,794	19
Hellenic Telecommunications Organization SA (e)	14,312	149
Intracom Holdings SA (Registered) (e)	4,070	3
Intralot SA-Integrated Lottery Systems & Services	11,213	25
JUMBO SA (e)	2,051	26
Marfin Investment Group Holdings SA (e)	30,374	16
Metka SA	1,484	25
MLS Multimedia SA (e)	342	1
Motor Oil Hellas Corinth Refineries SA	2,330	25
Mytilineos Holdings SA (e)	3,925	25
National Bank of Greece SA (e)	20,411	83
OPAP SA	12,257	137
Piraeus Bank SA (e)	54,497	92
Piraeus Port Authority	186	4
Public Power Corp. SA	7,824	89
Sidenor Steel Products Manufacturing Co., SA (e)	1,335	3
Terna Energy SA (e)	2,038	9
Thessaloniki Port Authority SA	60	2
Titan Cement Co., SA (e)	3,248	81
Viohalco Hellenic Copper and Aluminum Industry SA (e)	2,737	17
		1,108
Hong Kong (0.5%)
Bank of East Asia Ltd.	16,803	71
BOC Hong Kong Holdings Ltd.	36,500	117
Cheung Kong Holdings Ltd.	14,000	213
CLP Holdings Ltd.	19,000	155
Hang Lung Group Ltd.	8,000	43
Hang Lung Properties Ltd.	22,000	75
Hang Seng Bank Ltd.	11,500	188
Henderson Land Development Co., Ltd.	12,825	79
Hong Kong & China Gas Co., Ltd.	47,916	115
Hong Kong Exchanges and Clearing Ltd.	10,587	170
Hutchison Whampoa Ltd.	21,000	252
Kerry Properties Ltd.	7,000	30
Link REIT (The)	21,033	103
MTR Corp., Ltd.	15,242	60
New World Development Co., Ltd.	28,551	43
Power Assets Holdings Ltd.	14,500	130
Sands China Ltd.	28,400	176
Sino Land Co., Ltd.	21,433	31
Sun Hung Kai Properties Ltd.	13,844	189
Swire Pacific Ltd., Class A	6,500	78

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
Swire Properties Ltd.	4,550	$13
Wharf Holdings Ltd.	13,200	115
Wheelock & Co., Ltd.	10,000	53
		2,499
Italy (2.0%)
Assicurazioni Generali SpA	11,606	232
Atlantia SpA	3,202	65
Banco Popolare SC (e)	10,511	16
Enel Green Power SpA	11,984	26
Enel SpA	254,880	977
Eni SpA	54,422	1,255
Exor SpA	10,987	412
Fiat SpA (e)	99,938	796
Finmeccanica SpA (e)	1,205	7
Intesa Sanpaolo SpA	880,404	1,819
Luxottica Group SpA	1,123	60
Prysmian SpA	1,210	30
Saipem SpA	2,154	47
Snam SpA	20,778	105
Telecom Italia SpA	1,494,160	1,159
Terna Rete Elettrica Nazionale SpA	9,469	43
UniCredit SpA	325,675	2,084
Unione di Banche Italiane SCPA	5,195	26
		9,159
Japan (7.2%)
Advantest Corp.	2,300	27
Aeon Co., Ltd.	12,100	167
Aisin Seiki Co., Ltd.	4,000	171
Ajinomoto Co., Inc.	16,000	211
Asahi Glass Co., Ltd.	17,000	106
Asahi Group Holdings Ltd.	5,400	142
Asahi Kasei Corp.	28,000	212
Astellas Pharma, Inc.	5,500	281
Bank of Yokohama Ltd. (The)	22,000	126
Bridgestone Corp.	9,500	348
Canon, Inc.	15,000	479
Central Japan Railway Co.	2,400	308
Chiba Bank Ltd. (The)	14,000	102
Chubu Electric Power Co., Inc.	8,300	113
Chugai Pharmaceutical Co., Ltd.	4,900	101
Chugoku Electric Power Co., Inc. (The)	3,700	59
Dai Nippon Printing Co., Ltd.	11,000	117
Dai-ichi Life Insurance Co., Ltd. (The)	1,400	20
Daiichi Sankyo Co., Ltd.	9,800	178
Daikin Industries Ltd.	4,000	213
Daito Trust Construction Co., Ltd.	1,500	150
Daiwa House Industry Co., Ltd.	12,000	225
Daiwa Securities Group, Inc.	31,000	280
Denso Corp.	8,800	412
Dentsu, Inc.	3,200	122
East Japan Railway Co.	5,200	448
	Shares	Value (000)
Eisai Co., Ltd.	4,100	$167
Electric Power Development Co., Ltd.	2,700	88
FANUC Corp.	2,600	430
Fast Retailing Co., Ltd.	700	264
FUJIFILM Holdings Corp.	8,200	197
Fujitsu Ltd. (e)	28,000	105
Hankyu Hanshin Holdings, Inc.	34,000	189
Hitachi Ltd.	68,000	450
Hokkaido Electric Power Co., Inc. (e)	4,200	57
Hokuriku Electric Power Co.	3,900	57
Honda Motor Co., Ltd.	1,600	61
Honda Motor Co., Ltd. ADR	19,795	755
Hoya Corp.	6,000	142
Ibiden Co., Ltd.	2,000	33
Inpex Corp.	6,000	71
Isetan Mitsukoshi Holdings Ltd.	5,400	80
Isuzu Motors Ltd.	2,000	13
ITOCHU Corp.	22,400	275
Japan Real Estate Investment Corp. REIT	8	94
Japan Steel Works Ltd. (The)	5,000	29
Japan Tobacco, Inc.	16,600	599
JFE Holdings, Inc.	6,600	172
JGC Corp.	3,000	109
JSR Corp.	3,000	56
JX Holdings, Inc.	4,100	21
Kansai Electric Power Co., Inc. (The) (e)	7,000	89
Kao Corp.	8,500	266
Kawasaki Heavy Industries Ltd.	38,000	165
KDDI Corp.	10,800	556
Keikyu Corp.	10,000	95
Keio Corp.	10,000	72
Keyence Corp.	700	267
Kintetsu Corp.	42,000	157
Kirin Holdings Co., Ltd.	14,000	205
Kobe Steel Ltd. (e)	70,000	130
Komatsu Ltd.	14,100	352
Konica Minolta, Inc.	5,000	42
Kubota Corp.	19,000	276
Kuraray Co., Ltd.	5,000	60
Kyocera Corp.	4,600	245
Kyushu Electric Power Co., Inc. (e)	3,900	56
LIXIL Group Corp.	5,600	116
Makita Corp.	1,600	93
Marubeni Corp.	31,000	245
Mazda Motor Corp. (e)	24,000	108
Mitsubishi Chemical Holdings Corp.	22,500	105
Mitsubishi Corp.	18,500	375
Mitsubishi Electric Corp.	28,000	296
Mitsubishi Estate Co., Ltd.	17,000	504
Mitsubishi Heavy Industries Ltd.	54,000	311
Mitsubishi Motors Corp. (e)	9,300	103
Mitsui & Co., Ltd.	27,800	405
Mitsui Fudosan Co., Ltd.	13,000	439

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Mitsui OSK Lines Ltd. (e)	18,000	$82
Mizuho Financial Group, Inc.	208,700	454
MS&AD Insurance Group Holdings	5,800	152
Murata Manufacturing Co., Ltd.	3,200	245
NGK Insulators Ltd.	5,000	76
Nidec Corp.	1,600	133
Nikon Corp.	5,100	89
Nintendo Co., Ltd.	1,400	159
Nippon Building Fund, Inc. REIT	9	112
Nippon Electric Glass Co., Ltd.	6,000	32
Nippon Express Co., Ltd.	22,000	111
Nippon Steel Sumitomo Metal Corp.	116,000	395
Nippon Telegraph & Telephone Corp.	8,100	420
Nippon Yusen KK	34,000	108
Nissan Motor Co., Ltd.	34,500	347
Nitto Denko Corp.	2,500	164
NKSJ Holdings, Inc.	600	15
Nomura Holdings, Inc.	52,100	407
NSK Ltd.	10,000	103
NTT Data Corp.	3,000	101
NTT DoCoMo, Inc.	21,200	344
Odakyu Electric Railway Co., Ltd.	18,000	179
OJI Holdings Corp.	13,000	61
Olympus Corp. (e)	3,500	107
Omron Corp.	2,800	101
Ono Pharmaceutical Co., Ltd.	1,500	92
Oriental Land Co., Ltd.	100	17
ORIX Corp.	15,100	247
Osaka Gas Co., Ltd.	42,000	179
Otsuka Holdings Co., Ltd.	600	17
Panasonic Corp.	26,900	261
Rakuten, Inc.	14,400	219
Resona Holdings, Inc.	10,500	54
Ricoh Co., Ltd.	11,000	127
Rohm Co., Ltd.	1,200	49
Secom Co., Ltd.	3,100	195
Sekisui House Ltd.	12,000	162
Seven & I Holdings Co., Ltd.	12,100	443
Sharp Corp. (e)	15,000	55
Shikoku Electric Power Co., Inc. (e)	5,500	94
Shin-Etsu Chemical Co., Ltd.	4,800	295
Shionogi & Co., Ltd.	6,400	135
Shiseido Co., Ltd.	6,500	117
Shizuoka Bank Ltd. (The)	14,000	160
SMC Corp.	900	215
Softbank Corp.	10,600	737
Sony Corp.	1,300	28
Sony Corp. ADR	13,035	281
Sumitomo Chemical Co., Ltd.	22,000	84
Sumitomo Corp.	16,900	228
Sumitomo Electric Industries Ltd.	24,000	348
Sumitomo Metal Mining Co., Ltd.	9,000	128
	Shares	Value (000)
Sumitomo Mitsui Financial Group, Inc.	18,800	$913
Sumitomo Mitsui Trust Holdings, Inc.	43,000	214
Sumitomo Realty & Development Co., Ltd.	8,000	382
Suzuki Motor Corp.	6,000	144
T&D Holdings, Inc.	8,400	104
Takeda Pharmaceutical Co., Ltd.	10,600	501
TDK Corp.	1,400	55
Terumo Corp.	3,300	170
Tobu Railway Co., Ltd.	33,000	175
Tohoku Electric Power Co., Inc. (e)	6,600	81
Tokio Marine Holdings, Inc.	7,000	230
Tokyo Electric Power Co., Inc. (e)	13,700	85
Tokyo Electron Ltd.	2,200	118
Tokyo Gas Co., Ltd.	38,000	209
Tokyu Corp.	18,000	129
Toppan Printing Co., Ltd.	11,000	89
Toray Industries, Inc.	28,000	185
Toshiba Corp.	61,000	275
Toyota Industries Corp.	3,600	156
Toyota Motor Corp.	39,300	2,520
Trend Micro, Inc.	1,800	67
Unicharm Corp.	2,600	152
West Japan Railway Co.	3,300	142
Yahoo! Japan Corp.	27,600	157
Yamada Denki Co., Ltd.	13,700	41
Yamato Holdings Co., Ltd.	9,500	215
		32,738
Kazakhstan (0.0%)
Kazakhmys PLC	2,888	12
Netherlands (0.8%)
Aegon N.V.	99,249	735
Akzo Nobel N.V.	4,136	272
ArcelorMittal	12,177	167
ASML Holding N.V.	2,380	235
CNH Industrial N.V. (e)	6,659	85
Fugro N.V. CVA	657	40
Heineken N.V.	3,516	249
ING Groep N.V. CVA (e)	45,698	519
Koninklijke Ahold N.V.	11,520	200
Koninklijke DSM N.V.	3,186	240
Koninklijke KPN N.V. (e)	6,177	20
Koninklijke Philips N.V.	11,422	368
Koninklijke Vopak N.V.	1,006	58
PostNL N.V. (e)	4,654	20
Randstad Holding N.V.	1,207	68
TNT Express N.V.	4,151	38
Unilever N.V. CVA	14,384	560
		3,874
Norway (0.3%)
Aker Solutions ASA	1,833	26
DnB ASA	11,838	180
Kvaerner ASA	1,677	3
Norsk Hydro ASA	13,781	57

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Norway (cont'd)
Orkla ASA	10,248	$74
Renewable Energy Corp., ASA (e)	6,482	3
Seadrill Ltd.	328	15
Statoil ASA	13,168	299
Subsea 7 SA	3,127	65
Telenor ASA	16,272	372
Veripos, Inc.	286	1
Yara International ASA	2,039	84
		1,179
Poland (0.1%)
Jeronimo Martins SGPS SA	17,129	352
Portugal (0.6%)
Altri SGPS SA	6,196	16
Banco BPI SA (e)	34,003	43
Banco Comercial Portugues SA (e)	1,450,767	189
Banco Espirito Santo SA (Registered) (e)	211,759	226
EDP - Energias de Portugal SA	190,637	696
Galp Energia SGPS SA	21,552	359
Mota-Engil SGPS SA	3,756	15
Portucel SA	4,794	17
Portugal Telecom SGPS SA (Registered)	202,814	914
Sonae	21,018	26
Sonaecom - SGPS SA	9,591	27
Zon Optimus SGPS SA	4,706	28
		2,556
South Africa (0.1%)
SABMiller PLC	10,797	550
Spain (2.5%)
Abertis Infraestructuras SA	12,358	241
Acciona SA	5,704	326
ACS Actividades de Construccion y Servicios SA	20,902	667
Amadeus IT Holding SA, Class A	5,400	192
Banco Bilbao Vizcaya Argentaria SA	132,359	1,487
Banco de Sabadell SA	46,877	118
Banco Popular Espanol SA (e)	7,319	40
Banco Santander SA	241,421	1,979
CaixaBank	26,517	116
Distribuidora Internacional de Alimentacion SA	18,498	161
EDP Renovaveis SA	21,390	111
Enagas SA	4,460	109
Ferrovial SA	6,878	124
Gas Natural SDG SA	43,752	917
Grifols SA	2,531	104
Grifols SA, Class B	126	4
Iberdrola SA	234,050	1,365
Inditex SA	5,526	854
International Consolidated Airlines Group SA (e)	13,928	76
Red Electrica Corp., SA	3,217	184
Repsol SA	47,145	1,173
Telefonica SA (e)	71,322	1,115
		11,463
		Shares	Value (000)
Sweden (0.9%)
Assa Abloy AB, Class B		3,279	$151
Atlas Copco AB, Class A		9,926	291
Atlas Copco AB, Class B		7,174	190
Electrolux AB, Class B		2,950	77
Hennes & Mauritz AB, Class B		10,362	451
Husqvarna AB, Class B		5,449	35
Investor AB, Class B		11,790	358
Millicom International Cellular SA SDR		1,326	117
Modern Times Group AB, Class B		443	23
Nordea Bank AB		26,050	315
Sandvik AB		15,296	211
Scania AB, Class B		5,178	111
Skandinaviska Enskilda Banken AB		14,182	150
Skanska AB, Class B		3,281	63
SKF AB, Class B		6,298	175
Svenska Cellulosa AB, Class B		8,585	217
Svenska Handelsbanken AB, Class A		5,479	234
Swedbank AB, Class A		4,898	114
Swedish Match AB		4,201	148
Telefonaktiebolaget LM Ericsson, Class B		25,830	344
TeliaSonera AB		31,426	241
Volvo AB, Class B		8,272	124
			4,140
Switzerland (2.6%)
ABB Ltd. (Registered) (e)		37,474	885
Actelion Ltd. (Registered) (e)		1,056	75
Adecco SA (Registered) (e)		1,374	98
Cie Financiere Richemont SA (Registered)		5,331	533
Credit Suisse Group AG (Registered) (e)		16,331	500
Geberit AG (Registered)		894	242
Givaudan SA (Registered) (e)		99	145
Holcim Ltd. (Registered) (e)		327	24
Julius Baer Group Ltd. (e)		2,309	108
Kuehne & Nagel International AG (Registered)		732	96
Lonza Group AG (Registered) (e)		523	43
Nestle SA (Registered)		38,089	2,668
Novartis AG (Registered)		23,572	1,812
Roche Holding AG (Genusschein)		6,415	1,731
SGS SA (Registered)		60	143
Sonova Holding AG (Registered) (e)		957	119
Swatch Group AG (The)		353	228
Swiss Re AG (e)		1,336	111
Swisscom AG (Registered)		745	358
Syngenta AG (Registered)		914	373
Transocean Ltd.		3,245	144
UBS AG (Registered) (e)		30,443	623
Zurich Insurance Group AG (e)		2,528	651
			11,710
United Kingdom (5.8%)
3	i Group PLC	17,668	104
Admiral Group PLC		3,778	75

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Aggreko PLC	2,555	$66
AMEC PLC	3,969	69
Anglo American PLC	12,293	302
ARM Holdings PLC	14,750	236
Associated British Foods PLC	1,859	57
AstraZeneca PLC	16,441	854
Aviva PLC	32,168	207
Babcock International Group PLC	4,000	77
BAE Systems PLC	51,079	376
Barclays PLC	132,391	570
BG Group PLC	32,584	623
BHP Billiton PLC	20,867	615
BP PLC	189,666	1,331
British American Tobacco PLC	19,566	1,038
British Land Co., PLC REIT	12,968	121
British Sky Broadcasting Group PLC	8,242	116
BT Group PLC	102,679	569
Burberry Group PLC	4,196	111
Cairn Energy PLC (e)	6,451	27
Capita PLC	6,586	106
Centrica PLC	52,229	313
Compass Group PLC	21,054	289
Diageo PLC	24,702	785
Experian PLC	11,285	215
G4S PLC	14,808	61
GlaxoSmithKline PLC	58,621	1,473
Glencore Xstrata PLC (e)	65,300	356
HSBC Holdings PLC	161,033	1,745
Imperial Tobacco Group PLC	10,308	382
Inmarsat PLC	4,106	47
Intertek Group PLC	1,847	99
Investec PLC	9,538	62
ITV PLC	32,244	92
Johnson Matthey PLC	2,335	106
Land Securities Group PLC REIT	12,437	185
Legal & General Group PLC	64,615	206
Lloyds Banking Group PLC (e)	379,266	453
Lonmin PLC (e)	1,989	10
Man Group PLC	15,236	21
Marks & Spencer Group PLC	10,082	81
National Grid PLC	35,017	414
Next PLC	1,962	164
Old Mutual PLC	76,950	234
Pearson PLC	12,902	263
Petrofac Ltd.	3,181	72
Prudential PLC	31,720	591
Randgold Resources Ltd.	924	66
Reckitt Benckiser Group PLC	6,915	506
Reed Elsevier PLC	3,587	48
Rio Tinto PLC	13,589	666
Rolls-Royce Holdings PLC (e)	34,143	615
Royal Bank of Scotland Group PLC (e)	20,621	120
	Shares	Value (000)
Royal Dutch Shell PLC, Class A	35,881	$1,185
Royal Dutch Shell PLC, Class B	27,048	935
RSA Insurance Group PLC	79,789	156
Serco Group PLC	5,878	52
Shire PLC	5,464	219
Smith & Nephew PLC	10,250	128
Smiths Group PLC	6,229	141
SSE PLC	17,723	423
Standard Chartered PLC	21,901	525
Standard Life PLC	18,540	104
Tesco PLC	78,475	456
TUI Travel PLC	15,728	94
Tullow Oil PLC	8,851	147
Unilever PLC	13,299	514
Vedanta Resources PLC	1,623	28
Vodafone Group PLC	605,559	2,135
WM Morrison Supermarkets PLC	20,218	92
Wolseley PLC	3,334	173
WPP PLC	28,743	592
		26,489
United States (19.8%)
3M Co.	1,791	214
Aaron's, Inc.	1,350	37
Abbott Laboratories	5,712	190
AbbVie, Inc.	5,712	255
Abercrombie & Fitch Co., Class A	249	9
Accenture PLC, Class A	3,625	267
ACCO Brands Corp. (e)	104	1
Actavis, Inc. (e)	321	46
Actuant Corp., Class A	934	36
Acuity Brands, Inc.	400	37
Adobe Systems, Inc. (e)	3,763	195
ADT Corp. (The)	404	16
Advance Auto Parts, Inc.	704	58
Advanced Micro Devices, Inc. (e)	3,080	12
AES Corp.	893	12
Aetna, Inc.	2,546	163
Aflac, Inc.	301	19
AGCO Corp.	599	36
Agilent Technologies, Inc.	1,979	101
Air Products & Chemicals, Inc.	277	30
Airgas, Inc.	294	31
Akamai Technologies, Inc. (e)	1,112	57
Alcoa, Inc.	3,780	31
Alexion Pharmaceuticals, Inc. (e)	1,201	140
Allegheny Technologies, Inc.	535	16
Allergan, Inc.	2,156	195
Allstate Corp. (The)	543	27
Alpha Natural Resources, Inc. (e)	884	5
Altera Corp.	4,241	158
Altria Group, Inc.	9,246	318
Amazon.com, Inc. (e)	1,470	460
AMC Networks, Inc., Class A (e)	21	1

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Ameren Corp.	2,292	$80
American Electric Power Co., Inc.	4,094	177
American Express Co.	3,491	264
American Tower Corp. REIT	3,460	256
Ameriprise Financial, Inc.	2,279	208
AmerisourceBergen Corp.	3,371	206
AMETEK, Inc.	1,704	78
Amgen, Inc.	5,517	618
Amphenol Corp., Class A	677	52
Anadarko Petroleum Corp.	3,326	309
Analog Devices, Inc.	3,757	177
Analogic Corp.	450	37
Annaly Capital Management, Inc. REIT	2,458	28
Aon PLC	200	15
Apache Corp.	2,574	219
Apollo Group, Inc., Class A (e)	636	13
Apple, Inc.	7,309	3,485
Applied Materials, Inc.	7,149	125
Arch Coal, Inc.	878	4
Archer-Daniels-Midland Co.	3,143	116
Arctic Cat, Inc.	623	36
Arkansas Best Corp.	1,422	37
AT&T, Inc.	28,651	969
Automatic Data Processing, Inc.	1,670	121
AutoZone, Inc. (e)	257	109
Avago Technologies Ltd.	1,465	63
AvalonBay Communities, Inc. REIT	1,367	174
Avery Dennison Corp.	1,448	63
Avon Products, Inc.	4,275	88
Baker Hughes, Inc.	3,595	177
Balchem Corp.	698	36
Ball Corp.	799	36
BancorpSouth, Inc.	1,819	36
Bank of America Corp.	86,896	1,199
Bank of New York Mellon Corp. (The)	10,284	310
Baxter International, Inc.	4,020	264
BB&T Corp.	5,960	201
Becton Dickinson and Co.	1,822	182
Bed Bath & Beyond, Inc. (e)	1,380	107
Belden, Inc.	567	36
Berkshire Hathaway, Inc., Class B (e)	654	74
Best Buy Co., Inc.	1,346	50
Biogen Idec, Inc. (e)	1,424	343
BlackRock, Inc.	987	267
Boeing Co. (The)	3,219	378
Boston Properties, Inc. REIT	1,216	130
Boston Scientific Corp. (e)	10,697	126
Bristol-Myers Squibb Co.	8,039	372
Broadcom Corp., Class A	5,352	139
Brown-Forman Corp., Class B	31	2
Brunswick Corp.	934	37
Bunge Ltd.	546	41
	Shares	Value (000)
C.H. Robinson Worldwide, Inc.	1,127	$67
CA, Inc.	1,775	53
Cablevision Systems Corp.	2,712	46
Cabot Oil & Gas Corp.	992	37
Callaway Golf Co.	5,054	36
Cameron International Corp. (e)	1,723	101
Campbell Soup Co.	222	9
Cantel Medical Corp.	1,257	40
Capital One Financial Corp.	3,477	239
Cardinal Health, Inc.	3,121	163
CarMax, Inc. (e)	877	43
Carnival Corp.	2,009	66
Cash America International, Inc.	798	36
Catamaran Corp. (e)	200	9
Caterpillar, Inc.	4,387	366
Cathay General Bancorp	1,591	37
CBRE Group, Inc., Class A (e)	5,489	127
CBS Corp., Class B	5,701	314
Celanese Corp. Series A	320	17
Celgene Corp. (e)	2,611	402
CenterPoint Energy, Inc.	4,476	107
CenturyLink, Inc.	3,610	113
Cerner Corp. (e)	2,012	106
CF Industries Holdings, Inc.	556	117
Charles Schwab Corp. (The)	6,333	134
Chesapeake Energy Corp.	4,134	107
Chevron Corp.	9,265	1,126
Chipotle Mexican Grill, Inc. (e)	223	96
Chubb Corp. (The)	284	25
Cigna Corp.	2,531	195
Cimarex Energy Co.	388	37
Cintas Corp.	1,094	56
CIRCOR International, Inc.	580	36
Cisco Systems, Inc.	41,042	961
CIT Group, Inc. (e)	1,655	81
Citigroup, Inc. (See Note G)	15,196	737
Citrix Systems, Inc. (e)	1,679	119
Cliffs Natural Resources, Inc.	877	18
Clorox Co. (The)	1,159	95
CME Group, Inc.	211	16
Coach, Inc.	1,353	74
Coca-Cola Co. (The)	27,891	1,057
Coca-Cola Enterprises, Inc.	1,605	65
Cognizant Technology Solutions Corp., Class A (e)	2,609	214
Colgate-Palmolive Co.	8,294	492
Comcast Corp., Class A	12,074	545
Comcast Corp. Special Class A	3,375	146
Comerica, Inc.	222	9
ConAgra Foods, Inc.	2,863	87
Concho Resources, Inc. (e)	580	63
ConocoPhillips	6,765	470
CONSOL Energy, Inc.	1,669	56
Consolidated Edison, Inc.	1,986	110

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Constellation Brands, Inc., Class A (e)	333	$19
Cooper Cos., Inc. (The)	285	37
Corning, Inc.	4,384	64
Costco Wholesale Corp.	5,451	628
Covidien PLC	1,698	103
CR Bard, Inc.	863	99
Crimson Wine Group Ltd. (e)	181	2
Crown Castle International Corp. (e)	2,596	190
Crown Holdings, Inc. (e)	600	25
CST Brands, Inc.	319	10
CSX Corp.	6,008	155
Cubic Corp.	686	37
Cummins, Inc.	1,721	229
CVS Caremark Corp.	1,381	78
Cytec Industries, Inc.	467	38
Danaher Corp.	3,918	272
Darden Restaurants, Inc.	524	24
DaVita HealthCare Partners, Inc. (e)	1,092	62
Deere & Co.	2,618	213
Dell, Inc.	8,354	115
Deltic Timber Corp.	317	21
Denbury Resources, Inc. (e)	834	15
DENTSPLY International, Inc.	830	36
Devon Energy Corp.	2,022	117
DeVry, Inc.	21	1
Diamond Offshore Drilling, Inc.	43	3
DIRECTV, Class A (e)	7,292	436
Discover Financial Services	3,169	160
Discovery Communications, Inc., Class A (e)	1,442	122
Discovery Communications, Inc., Class C (e)	1,203	94
Dollar General Corp. (e)	186	10
Dollar Tree, Inc. (e)	580	33
Dominion Resources, Inc.	5,323	333
Dover Corp.	226	20
Dow Chemical Co. (The)	1,880	72
Dr. Pepper Snapple Group, Inc.	911	41
DTE Energy Co.	1,390	92
Duke Energy Corp.	4,362	291
Dun & Bradstreet Corp. (The)	626	65
Eagle Materials, Inc.	507	37
Eastman Chemical Co.	282	22
Eaton Corp., PLC	2,048	141
eBay, Inc. (e)	7,267	405
Ecolab, Inc.	1,368	135
Edison International	3,627	167
Edwards Lifesciences Corp. (e)	321	22
EI du Pont de Nemours & Co.	1,472	86
Eli Lilly & Co.	4,433	223
EMC Corp.	15,897	406
EMCOR Group, Inc.	917	36
Emerson Electric Co.	4,565	295
Encore Wire Corp.	601	24
	Shares	Value (000)
Engility Holdings, Inc. (e)	18	$1
Ensign Group, Inc. (The)	877	36
Entergy Corp.	1,190	75
EOG Resources, Inc.	2,188	370
EQT Corp.	1,262	112
Equifax, Inc.	1,361	81
Equity Residential REIT	2,633	141
Estee Lauder Cos., Inc. (The), Class A	2,759	193
Exelis, Inc.	227	4
Exelon Corp.	6,830	202
Expedia, Inc.	332	17
Expeditors International of Washington, Inc.	656	29
Express Scripts Holding Co. (e)	6,026	372
Exxon Mobil Corp.	22,586	1,943
Fair Isaac Corp.	664	37
Family Dollar Stores, Inc.	297	21
Fastenal Co.	1,671	84
FedEx Corp.	1,832	209
FEI Co.	415	36
Fidelity National Information Services, Inc.	111	5
Fifth Third Bancorp	8,171	147
Financial Engines, Inc.	594	35
First Solar, Inc. (e)	295	12
FirstEnergy Corp.	3,156	115
Fiserv, Inc. (e)	668	67
Flowserve Corp.	900	56
Fluor Corp.	626	44
FMC Corp.	882	63
FMC Technologies, Inc. (e)	2,271	126
Ford Motor Co.	9,229	156
Franklin Resources, Inc.	3,208	162
Freeport-McMoRan Copper & Gold, Inc.	2,560	85
Frontier Communications Corp.	8,847	37
GameStop Corp., Class A	536	27
Gannett Co., Inc.	233	6
Gap, Inc. (The)	1,396	56
General Dynamics Corp.	1,141	100
General Electric Co.	20,178	482
General Growth Properties, Inc. REIT	1,246	24
General Mills, Inc.	4,574	219
Genuine Parts Co.	111	9
Gilead Sciences, Inc. (e)	8,580	539
Global Payments, Inc.	735	38
Goldman Sachs Group, Inc. (The)	4,252	673
Google, Inc., Class A (e)	1,683	1,474
H&R Block, Inc.	3,237	86
Halliburton Co.	6,438	310
Harman International Industries, Inc.	43	3
Hartford Financial Services Group, Inc.	328	10
Hasbro, Inc.	176	8
HCP, Inc. REIT	1,586	65
Health Care, Inc. REIT	617	38
Heartland Express, Inc.	2,606	37

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Heartland Payment Systems, Inc.	932	$37
Helmerich & Payne, Inc.	880	61
Henry Schein, Inc. (e)	580	60
Hershey Co. (The)	548	51
Hess Corp.	1,703	132
Hewlett-Packard Co.	10,606	223
Hillshire Brands Co.	404	12
Hologic, Inc. (e)	1,496	31
Home Depot, Inc.	1,131	86
Honeywell International, Inc.	4,630	384
Hospira, Inc. (e)	1,394	55
Host Hotels & Resorts, Inc. REIT	7,871	139
Hudson City Bancorp, Inc.	222	2
Humana, Inc.	604	56
Huntington Bancshares, Inc.	900	7
Huntington Ingalls Industries, Inc.	599	40
IHS, Inc., Class A (e)	572	65
Illinois Tool Works, Inc.	2,274	173
Illumina, Inc. (e)	542	44
Ingersoll-Rand PLC	1,027	67
Intel Corp.	17,676	405
Interface, Inc.	1,907	38
International Business Machines Corp.	7,271	1,346
International Flavors & Fragrances, Inc.	253	21
International Game Technology	2,603	49
International Paper Co.	830	37
International Speedway Corp., Class A	1,119	36
Interpublic Group of Cos., Inc. (The)	4,601	79
Intuit, Inc.	2,922	194
Intuitive Surgical, Inc. (e)	535	201
Invacare Corp.	1,905	33
Invesco Ltd.	3,481	111
Iron Mountain, Inc.	2,291	62
ITT Corp.	219	8
Jabil Circuit, Inc.	222	5
Jacobs Engineering Group, Inc. (e)	951	55
Janus Capital Group, Inc.	111	1
JB Hunt Transport Services, Inc.	228	17
JC Penney Co., Inc. (e)	222	2
JM Smucker Co. (The)	679	71
Johnson & Johnson	13,648	1,183
Johnson Controls, Inc.	1,948	81
Jones Lang LaSalle, Inc.	421	37
Joy Global, Inc.	241	12
JPMorgan Chase & Co.	37,177	1,922
Juniper Networks, Inc. (e)	5,331	106
KB Home	2,052	37
KBR, Inc.	1,102	36
Kellogg Co.	1,840	108
KeyCorp	10,315	118
Kimberly-Clark Corp.	3,447	325
Kimco Realty Corp. REIT	2,219	45
	Shares	Value (000)
KLA-Tencor Corp.	889	$54
Kohl's Corp.	1,649	85
Kraft Foods Group, Inc.	2,645	139
Kroger Co. (The)	6,075	245
L Brands, Inc.	1,931	118
L-3 Communications Holdings, Inc.	111	10
La-Z-Boy, Inc.	1,604	36
Laboratory Corp. of America Holdings (e)	549	54
Lam Research Corp. (e)	642	33
Las Vegas Sands Corp.	1,835	122
Legg Mason, Inc.	1,664	56
Lennar Corp., Class A	1,012	36
Leucadia National Corp.	2,012	55
Lexmark International, Inc., Class A	111	4
Li & Fung Ltd. (f)	40,000	58
Liberty Global PLC, Class A (e)	1,941	154
Liberty Global PLC Series C (e)	1,734	131
Liberty Property Trust REIT	529	19
Life Technologies Corp. (e)	1,033	77
Lindsay Corp.	416	34
Linear Technology Corp.	1,599	63
Lithia Motors, Inc., Class A	511	37
Lockheed Martin Corp.	883	113
Loews Corp.	1,359	64
Lorillard, Inc.	2,521	113
Lowe's Cos., Inc.	5,973	284
LSI Corp.	4,691	37
LyondellBasell Industries N.V., Class A	854	63
M&T Bank Corp.	1,032	115
Macerich Co. (The) REIT	287	16
Macy's, Inc.	173	7
Mallinckrodt PLC (e)	224	10
Manpowergroup, Inc.	1,229	89
Marathon Oil Corp.	3,605	126
Marathon Petroleum Corp.	1,803	116
Marriott International, Inc., Class A	1,625	68
Marriott Vacations Worldwide Corp. (e)	194	9
Marsh & McLennan Cos., Inc.	586	26
Marvell Technology Group Ltd.	2,749	32
Mastercard, Inc., Class A	962	647
Mattel, Inc.	1,465	61
Maxim Integrated Products, Inc.	1,470	44
MAXIMUS, Inc.	829	37
McDonald's Corp.	4,982	479
McGraw Hill Financial, Inc.	3,115	204
McKesson Corp.	2,026	260
Mead Johnson Nutrition Co.	1,433	106
MeadWestvaco Corp.	232	9
Medtronic, Inc.	7,136	380
Merck & Co., Inc.	14,239	678
MetLife, Inc.	870	41
MGM Resorts International (e)	2,234	46
Microchip Technology, Inc.	903	36

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Micron Technology, Inc. (e)	5,196	$91
Microsoft Corp.	36,720	1,223
Minerals Technologies, Inc.	748	37
Molex, Inc.	71	3
Molson Coors Brewing Co., Class B	1,187	60
Mondelez International, Inc., Class A	7,838	246
Monsanto Co.	2,586	270
Moody's Corp.	1,055	74
Mosaic Co. (The)	1,408	61
Motorola Solutions, Inc.	1,199	71
Movado Group, Inc.	837	37
Murphy Oil Corp.	914	55
Murphy USA, Inc. (e)	228	9
Mylan, Inc. (e)	1,601	61
NASDAQ OMX Group, Inc. (The)	2,592	83
National Oilwell Varco, Inc.	3,789	296
NetApp, Inc.	3,216	137
NetFlix, Inc. (e)	325	100
New York Community Bancorp, Inc.	4,171	63
Newfield Exploration Co. (e)	836	23
Newmont Mining Corp.	2,581	73
News Corp., Class A (e)	3,591	58
News Corp., Class B (e)	825	14
NextEra Energy, Inc.	2,887	231
NII Holdings, Inc. (e)	1,486	9
NIKE, Inc., Class B	2,926	213
NiSource, Inc.	64	2
Noble Corp.	971	37
Noble Energy, Inc.	2,700	181
Nordstrom, Inc.	310	17
Norfolk Southern Corp.	3,630	281
Northern Trust Corp.	33	2
Northrop Grumman Corp.	839	80
Nucor Corp.	866	42
NVIDIA Corp.	3,256	51
NYSE Euronext	3,377	142
O'Reilly Automotive, Inc. (e)	1,033	132
Occidental Petroleum Corp.	6,817	638
OfficeMax, Inc.	2,977	38
Olympic Steel, Inc.	395	11
Omnicom Group, Inc.	1,761	112
Oneok, Inc.	2,570	137
Oracle Corp.	22,811	757
Owens-Illinois, Inc. (e)	262	8
PACCAR, Inc.	2,526	141
Pall Corp.	535	41
Patterson Cos., Inc.	176	7
Paychex, Inc.	1,753	71
Peabody Energy Corp.	2,623	45
Pentair Ltd.	189	12
People's United Financial, Inc.	567	8
Pepco Holdings, Inc.	94	2
	Shares	Value (000)
PepsiCo, Inc.	6,837	$544
Perrigo Co.	614	76
PetSmart, Inc.	286	22
Pfizer, Inc.	28,629	822
PG&E Corp.	3,237	132
Philip Morris International, Inc.	7,870	681
Phillips 66	3,593	208
Pioneer Natural Resources Co.	1,219	230
Pitney Bowes, Inc.	2,481	45
Plum Creek Timber Co., Inc. REIT	858	40
PNC Financial Services Group, Inc. (The)	3,969	288
Power Integrations, Inc.	645	35
PPG Industries, Inc.	322	54
PPL Corp.	4,062	123
Praxair, Inc.	1,429	172
Precision Castparts Corp.	1,151	262
Priceline.com, Inc. (e)	258	261
PrivateBancorp, Inc.	1,708	37
Procter & Gamble Co. (The)	19,428	1,469
Progressive Corp. (The)	259	7
ProLogis, Inc. REIT	3,809	143
Prudential Financial, Inc.	200	16
Public Service Enterprise Group, Inc.	4,094	135
Public Storage REIT	2,566	412
PVH Corp.	296	35
QEP Resources, Inc.	2,362	65
Qualcomm, Inc.	12,126	817
Quest Diagnostics, Inc.	970	60
Ralph Lauren Corp.	47	8
Range Resources Corp.	1,667	127
Rayonier, Inc. REIT	525	29
Raytheon Co.	974	75
Regency Centers Corp. REIT	251	12
Regions Financial Corp.	13,979	129
Republic Services, Inc.	2,858	95
Reynolds American, Inc.	2,616	128
Robert Half International, Inc.	1,660	65
Rockwell Automation, Inc.	1,362	146
Rockwell Collins, Inc.	832	56
Roper Industries, Inc.	527	70
Ross Stores, Inc.	1,350	98
Rouse Properties, Inc. REIT	71	1
Royal Caribbean Cruises Ltd.	1,478	57
RR Donnelley & Sons Co.	2,704	43
Ryland Group, Inc. (The)	885	36
Safeway, Inc.	324	10
Salesforce.com, Inc. (e)	4,196	218
SanDisk Corp.	2,718	162
Schlumberger Ltd.	10,225	903
Scripps Networks Interactive, Inc., Class A	681	53
Sealed Air Corp.	287	8
Sempra Energy	2,003	171
Sherwin-Williams Co. (The)	61	11

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Sigma-Aldrich Corp.	266	$23
Simon Property Group, Inc. REIT	4,528	671
SLM Corp.	4,930	123
SM Energy Co.	476	37
Sonic Automotive, Inc., Class A	1,537	37
Southern Co. (The)	6,330	261
Southwest Airlines Co.	578	8
Southwestern Energy Co. (e)	3,262	119
Spectra Energy Corp.	4,322	148
Sprint Corp. (e)	22,134	137
St. Jude Medical, Inc.	2,926	157
Standex International Corp.	617	37
Stanley Black & Decker, Inc.	258	23
Staples, Inc.	5,338	78
Starbucks Corp.	4,552	350
Starwood Hotels & Resorts Worldwide, Inc.	684	45
State Street Corp.	2,768	182
Stericycle, Inc. (e)	617	71
Stewart Information Services Corp.	1,153	37
Stryker Corp.	2,547	172
SunTrust Banks, Inc.	4,717	153
Symantec Corp.	6,062	150
Sysco Corp.	6,622	211
T-Mobile US, Inc. (e)	116	3
T. Rowe Price Group, Inc.	2,931	211
Target Corp.	2,288	146
TE Connectivity Ltd.	2,600	135
Tenaris SA	4,172	98
Tenet Healthcare Corp. (e)	131	5
Texas Instruments, Inc.	10,705	431
Textron, Inc.	3,010	83
Thermo Fisher Scientific, Inc.	2,997	276
Tiffany & Co.	261	20
Time Warner Cable, Inc.	2,949	329
Time Warner, Inc.	6,009	395
Titan International, Inc.	2,491	36
TJX Cos., Inc.	4,040	228
Travelers Cos., Inc. (The)	528	45
TripAdvisor, Inc. (e)	332	25
Triumph Group, Inc.	513	36
TRW Automotive Holdings Corp. (e)	1,344	96
Twenty-First Century Fox, Inc.	18,386	616
Tyco International Ltd.	1,109	39
Tyson Foods, Inc., Class A	3,499	99
Ultra Petroleum Corp. (e)	1,210	25
UniFirst Corp.	356	37
Union Pacific Corp.	1,985	308
United Parcel Service, Inc., Class B	3,420	312
United States Steel Corp.	541	11
United Technologies Corp.	2,573	277
UnitedHealth Group, Inc.	4,612	330
Universal Health Services, Inc., Class B	499	37
	Shares	Value (000)
Urban Outfitters, Inc. (e)	186	$7
US Bancorp	13,773	504
UTi Worldwide, Inc.	2,372	36
Valero Energy Corp.	3,571	122
Valmont Industries, Inc.	247	34
Varian Medical Systems, Inc. (e)	827	62
Ventas, Inc. REIT	547	34
Verisk Analytics, Inc., Class A (e)	1,588	103
Verizon Communications, Inc.	13,424	626
Vertex Pharmaceuticals, Inc. (e)	542	41
VF Corp.	578	115
Viacom, Inc., Class B	3,563	298
Visa, Inc., Class A	3,120	596
Vornado Realty Trust REIT	309	26
Vulcan Materials Co.	707	37
Wabtec Corp.	579	36
Wal-Mart Stores, Inc.	19,961	1,476
Walgreen Co.	9,658	520
Walt Disney Co. (The)	9,674	624
Waste Management, Inc.	3,629	150
Waters Corp. (e)	321	34
Weatherford International Ltd. (e)	4,376	67
WellPoint, Inc.	1,687	141
Wells Fargo & Co.	38,327	1,584
Western Union Co. (The)	5,569	104
Weyerhaeuser Co. REIT	1,979	57
Whole Foods Market, Inc.	4,668	273
Williams Cos., Inc. (The)	7,331	267
Wintrust Financial Corp.	893	37
Wisconsin Energy Corp.	2,870	116
World Fuel Services Corp.	997	37
WPX Energy, Inc. (e)	3,405	66
WW Grainger, Inc.	588	154
Wyndham Worldwide Corp.	308	19
Wynn Resorts Ltd.	640	101
Xcel Energy, Inc.	4,016	111
Xerox Corp.	5,356	55
Xilinx, Inc.	1,608	75
Xylem, Inc.	1,738	49
Yahoo!, Inc. (e)	5,999	199
Yum! Brands, Inc.	3,189	228
Zimmer Holdings, Inc.	1,737	143
Zions Bancorporation	1,542	42
Zoetis, Inc.	8,964	279
		89,900
Total Common Stocks (Cost $242,849)		273,787
Investment Companies (0.1%)
United States (0.1%)
iShares MSCI Emerging Markets ETF	8,000	326
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G)	4,480	112
Total Investment Companies (Cost $490)		438

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	No. of Rights	Value (000)
Rights (0.0%)
Norway (0.0%)
Renewable Energy (e)(g)	112	$—	@
Spain (0.0%)
Abertis Infraestructuras SA (e)	12,358	12
BBVA (e)	132,359	18
		30
United Kingdom (0.0%)
Barclays PLC (e)	33,098	44
Total Rights (Cost $27)		74
	Shares
Short-Term Investments (6.5%)
Investment Company (5.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $26,991)	26,990,993	26,991
	Face Amount (000)
U.S. Treasury Securities (0.6%)
U.S. Treasury Bills,
0.02%, 1/30/14 (h)(i)	$180	180
0.06%, 1/30/14 (h)(i)	985	985
0.07%, 1/30/14 (h)(i)	1,714	1,714
Total U.S. Treasury Securities (Cost $2,878)		2,879
Total Short-Term Investments (Cost $29,869)		29,870
Total Investments (99.2%) (Cost $418,205) (j)(k)		451,013
Other Assets in Excess of Liabilities (0.8%)		3,741
Net Assets (100.0%)		$454,754

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2013.

(d)  Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2013. Maturity date disclosed is the ultimate maturity date.

(e)  Non-income producing security.

(f)  Security trades on the Hong Kong exchange.

(g)  At September 30, 2013, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(h)  Rate shown is the yield to maturity at September 30, 2013.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  The approximate fair value and percentage of net assets, $169,914,000 and 37.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

IO  Interest Only.

PAC  Planned Amortization Class.

PPS  Price Protected Shares.

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SDR  Swedish Depositary Receipt.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
HSBC Bank PLC	GBP	812	$1,315	10/4/13	USD	1,315	$1,315	$— @
HSBC Bank PLC	JPY	1,242,490	12,641	10/4/13	USD	12,642	12,642	1
HSBC Bank PLC	NOK	3,660	609	10/4/13	EUR	452	612	3
HSBC Bank PLC	SEK	7,348	1,144	10/4/13	USD	1,108	1,108	(36)
HSBC Bank PLC	USD	1,206	1,206	10/4/13	AUD	1,292	1,205	(1)
HSBC Bank PLC	USD	776	776	10/4/13	CAD	799	775	(1)
HSBC Bank PLC	USD	1,218	1,218	10/4/13	GBP	787	1,274	56
HSBC Bank PLC	USD	66	66	10/4/13	NOK	406	67	1
HSBC Bank PLC	USD	1,143	1,143	10/4/13	SEK	7,348	1,144	1
JPMorgan Chase Bank	AUD	1,307	1,219	10/4/13	USD	1,165	1,165	(54)
JPMorgan Chase Bank	CAD	799	775	10/4/13	USD	758	758	(17)
JPMorgan Chase Bank	MXN	18,466	1,411	10/4/13	USD	1,380	1,380	(31)
JPMorgan Chase Bank	PLN	7,278	2,330	10/4/13	USD	2,247	2,247	(83)
JPMorgan Chase Bank	USD	14	14	10/4/13	AUD	15	14	— @
JPMorgan Chase Bank	USD	5,225	5,225	10/4/13	EUR	3,957	5,352	127
JPMorgan Chase Bank	USD	39	39	10/4/13	GBP	25	40	1
JPMorgan Chase Bank	USD	1,406	1,406	10/4/13	MXN	18,466	1,411	5

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	USD	170	$170	10/4/13	NZD	220	$183	$13
JPMorgan Chase Bank	ZAR	6,606	658	10/4/13	USD	641	641	(17)
UBS AG	CHF	214	237	10/4/13	USD	237	237	(— @)
UBS AG	EUR	3,976	5,379	10/4/13	USD	5,379	5,379	(— @)
UBS AG	KRW	1,458,797	1,357	10/4/13	USD	1,356	1,356	(1)
UBS AG	MYR	850	261	10/4/13	USD	262	262	1
UBS AG	THB	10,500	335	10/4/13	USD	335	335	(— @)
UBS AG	USD	230	230	10/4/13	CHF	214	237	7
UBS AG	USD	26	26	10/4/13	EUR	19	27	1
UBS AG	USD	12,654	12,654	10/4/13	JPY	1,242,490	12,641	(13)
UBS AG	USD	1,310	1,310	10/4/13	KRW	1,458,797	1,358	48
UBS AG	USD	257	257	10/4/13	MYR	850	261	4
UBS AG	USD	325	325	10/4/13	THB	10,500	336	11
UBS AG	USD	656	656	10/4/13	ZAR	6,606	658	2
Wells Fargo Bank	EUR	449	608	10/4/13	NOK	3,660	609	1
Wells Fargo Bank	NOK	406	67	10/4/13	USD	67	67	(— @)
Wells Fargo Bank	NZD	220	183	10/4/13	USD	183	183	— @
Wells Fargo Bank	USD	2,330	2,330	10/4/13	PLN	7,278	2,331	1
Citibank NA	TRY	1,140	563	10/11/13	USD	566	566	3
UBS AG	USD	566	566	10/11/13	TRY	1,140	564	(2)
Bank of America NA	CAD	12,561	12,190	10/17/13	USD	12,197	12,197	7
Bank of America NA	USD	3,180	3,180	10/17/13	CAD	3,257	3,160	(20)
Bank of New York Mellon	USD	190	190	10/17/13	MXN	2,462	188	(2)
Barclays Bank	USD	18,116	18,116	10/17/13	AUD	19,399	18,079	(37)
Barclays Bank	USD	880	880	10/17/13	SEK	5,657	879	(1)
Commonwealth Bank of Australia	USD	3,426	3,426	10/17/13	AUD	3,668	3,419	(7)
Commonwealth Bank of Australia	USD	7,964	7,964	10/17/13	AUD	8,393	7,822	(142)
Commonwealth Bank of Australia	USD	4,765	4,765	10/17/13	AUD	5,028	4,686	(79)
Deutsche Bank AG London	CAD	246	239	10/17/13	USD	239	239	— @
Deutsche Bank AG London	EUR	3,119	4,219	10/17/13	USD	4,214	4,214	(5)
Deutsche Bank AG London	EUR	690	933	10/17/13	USD	934	934	1
Deutsche Bank AG London	EUR	895	1,211	10/17/13	USD	1,212	1,212	1
Deutsche Bank AG London	HKD	19,502	2,515	10/17/13	USD	2,515	2,515	— @
Deutsche Bank AG London	JPY	320,365	3,260	10/17/13	USD	3,225	3,225	(35)
Deutsche Bank AG London	USD	841	841	10/17/13	EUR	621	841	— @
Deutsche Bank AG London	USD	1,515	1,515	10/17/13	GBP	953	1,542	27
Deutsche Bank AG London	USD	1,044	1,044	10/17/13	HKD	8,093	1,044	(— @)
Goldman Sachs International	CAD	1,475	1,431	10/17/13	USD	1,432	1,432	1
Goldman Sachs International	EUR	57,162	77,335	10/17/13	USD	76,332	76,332	(1,003)
Goldman Sachs International	USD	1,523	1,523	10/17/13	HKD	11,806	1,523	(— @)
Goldman Sachs International	ZAR	2,816	280	10/17/13	USD	286	286	6
JPMorgan Chase Bank	AUD	36,079	33,625	10/17/13	USD	33,693	33,693	68
JPMorgan Chase Bank	NOK	9,322	1,549	10/17/13	USD	1,578	1,578	29
JPMorgan Chase Bank	USD	201	201	10/17/13	SGD	254	202	1
Royal Bank of Scotland	CLP	10,169,952	20,108	10/17/13	USD	20,141	20,141	33
Royal Bank of Scotland	USD	2,719	2,719	10/17/13	CLP	1,372,943	2,715	(4)
Royal Bank of Scotland	USD	8,301	8,301	10/17/13	CLP	4,135,082	8,176	(125)
Royal Bank of Scotland	USD	1,231	1,231	10/17/13	ILS	4,349	1,234	3
Royal Bank of Scotland	USD	620	620	10/17/13	THB	19,765	631	11
State Street Bank and Trust Co.	DKK	660	120	10/17/13	USD	118	118	(2)
State Street Bank and Trust Co.	TWD	36,547	1,237	10/17/13	USD	1,237	1,237	— @
State Street Bank and Trust Co.	USD	454	454	10/17/13	CHF	421	466	12
State Street Bank and Trust Co.	USD	179	179	10/17/13	GBP	112	182	3
State Street Bank and Trust Co.	USD	1,880	1,880	10/17/13	SEK	12,166	1,893	13
State Street Bank and Trust Co.	USD	1,184	1,184	10/17/13	TWD	35,142	1,188	4
UBS AG	JPY	216,917	2,207	10/17/13	USD	2,184	2,184	(23)
UBS AG	KRW	402,262	374	10/17/13	USD	370	370	(4)
UBS AG	SEK	13,571	2,111	10/17/13	USD	2,097	2,097	(14)
UBS AG	USD	10,492	10,492	10/17/13	CAD	10,721	10,404	(88)
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	USD	1,526	$1,526	10/17/13	CHF	1,415	$1,565	$39
UBS AG	USD	7,389	7,389	10/17/13	CLP	3,726,291	7,368	(21)
UBS AG	USD	1,853	1,853	10/17/13	CLP	935,636	1,850	(3)
UBS AG	USD	1,042	1,042	10/17/13	GBP	656	1,061	19
UBS AG	USD	1,416	1,416	10/17/13	SGD	1,784	1,423	7
UBS AG	USD	286	286	10/17/13	ZAR	2,816	280	(6)
HSBC Bank PLC	AUD	1,292	1,203	11/5/13	USD	1,204	1,204	1
HSBC Bank PLC	CAD	799	775	11/5/13	USD	775	775	—
HSBC Bank PLC	SEK	7,348	1,143	11/5/13	USD	1,142	1,142	(1)
HSBC Bank PLC	USD	1,314	1,314	11/5/13	GBP	812	1,314	(— @)
HSBC Bank PLC	USD	12,644	12,644	11/5/13	JPY	1,242,490	12,643	(1)
JPMorgan Chase Bank	MXN	18,466	1,407	11/5/13	USD	1,402	1,402	(5)
UBS AG	USD	237	237	11/5/13	CHF	214	237	— @
UBS AG	USD	5,379	5,379	11/5/13	EUR	3,976	5,379	— @
UBS AG	USD	1,354	1,354	11/5/13	KRW	1,458,797	1,355	1
UBS AG	USD	335	335	11/5/13	THB	10,500	335	— @
UBS AG	ZAR	6,606	655	11/5/13	USD	653	653	(2)
Wells Fargo Bank	NOK	3,660	608	11/5/13	EUR	449	607	(1)
Wells Fargo Bank	PLN	7,278	2,326	11/5/13	USD	2,325	2,325	(1)
Wells Fargo Bank	USD	67	67	11/5/13	NOK	406	67	— @
Wells Fargo Bank	USD	183	183	11/5/13	NZD	220	183	(— @)
UBS AG	USD	261	261	11/6/13	MYR	850	260	(1)
Bank of America NA	RUB	39,708	1,203	1/16/14	USD	1,170	1,170	(33)
Bank of America NA	USD	1,179	1,179	1/16/14	RUB	39,708	1,203	24
UBS AG	RUB	618,000	18,722	1/16/14	USD	18,527	18,527	(195)
UBS AG	USD	18,366	18,366	1/16/14	RUB	618,000	18,724	358
Bank of America NA	RUB	39,708	1,197	2/20/14	USD	1,173	1,173	(24)
Bank of America NA	USD	19,739	19,739	2/20/14	RUB	657,709	19,822	83
UBS AG	RUB	618,000	18,626	2/20/14	USD	18,265	18,265	(361)
Bank of America NA	RUB	657,709	19,741	3/20/14	USD	19,652	19,652	(89)
Bank of America NA	USD	9,719	9,719	3/20/14	RUB	322,832	9,690	(29)
Bank of America NA	USD	3,166	3,166	3/20/14	RUB	105,387	3,163	(3)
Bank of America NA	USD	788	788	3/20/14	RUB	26,243	788	— @
Bank of America NA	USD	6,476	6,476	3/20/14	RUB	215,075	6,456	(20)
			$458,683				$457,079	$(1,604)

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Amsterdam Index (Netherlands)	3	$304	Oct-13	$— @
CAC 40 Index (France)	7	393	Oct-13	— @
FTSE 100 Index (United Kingdom)	9	937	Dec-13	(21)
FTSE MIB Index (Italy)	35	4,124	Dec-13	(52)
MSCI Emerging Market E Mini (United States)	96	4,717	Dec-13	(124)
OMXS 30 (Sweden)	19	373	Oct-13	(5)
S&P 500 E MINI Index (United States)	579	48,469	Dec-13	(1,115)
SGX MSCI Singapore (Singapore)	36	2,077	Oct-13	(29)
U.S. Dollar Index (United States)	75	6,024	Dec-13	(156)
U.S. Treasury 10 yr. Note (United States)	433	54,727	Dec-13	932
U.S. Treasury 2 yr. Note (United States)	65	14,317	Dec-13	35
U.S. Treasury 30 yr. Bond (United States)	23	3,068	Dec-13	43
U.S. Treasury 5 yr. Note (United States)	58	7,021	Dec-13	78
U.S. Treasury Ultra Long Bond (United States)	131	18,614	Dec-13	444

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts (cont'd):

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
ASX Spi 200 Index (Australia)	3	$(366)	Dec-13	$1
DAX Index (Germany)	24	(6,972)	Dec-13	— @
Euro Stoxx 50 Index (Germany)	38	(1,480)	Dec-13	(1)
German Euro BOBL (Germany)	8	(1,347)	Dec-13	(15)
German Euro Bund (Germany)	292	(55,502)	Dec-13	(751)
IBEX 35 Index (Spain)	5	(618)	Oct-13	(12)
NIKKEI 225 Index (United States)	136	(10,055)	Dec-13	(419)
S&P TSX 60 Index (Canada)	12	(1,702)	Dec-13	(9)
U.S. Treasury 10 yr. Note (United States)	111	(14,029)	Dec-13	(210)
U.S. Treasury 2 yr. Note (United States)	21	(4,626)	Dec-13	(9)
U.S. Treasury 5 yr. Note (United States)	50	(6,052)	Dec-13	(77)
				$(1,472)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2013:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Receive	2.04%	2/13/23		$3,010	$156
Barclays Bank	3 Month LIBOR	Receive	2.90	5/13/43		1,530	205
Deutsche Bank	3 Month NZBBR	Pay	4.14	7/27/16	NZD	32,660	(129)
Deutsche Bank	3 Month LIBOR	Receive	2.80	5/1/43		$1,215	186
Goldman Sachs	3 Month LIBOR	Receive	2.09	2/15/23		3,740	177
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.48	8/1/15		15,172	(19)
Royal Bank of Canada	3 Month LIBOR	Receive	2.06	2/6/23		1,810	90
							$666

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at September 30, 2013:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Bank of America	Merrill Lynch Custom European Stock Index	$20,372	3-Month EUR-EURIBOR minus 0.23%	Pay	10/1/14	$458
Bank of America	Merrill Lynch U.S. Dividend Custom Basket	3,440	3-Month USD-LIBOR minus 0.21%	Pay	10/3/14	22
Bank of America	Merrill Lynch U.S. REIT Custom Basket	6,679	3-Month USD-LIBOR minus 0.10%	Pay	7/8/14	211
Bank of America	Merrill Lynch U.S. REIT Custom Basket	3,370	3-Month USD-LIBOR minus 0.10%	Pay	7/11/14	122
Barclays Bank	MSCI Emerging Market Index	23,316	3-Month USD-LIBOR minus 0.43%	Receive	3/5/14	1,505
Goldman Sachs	S&P 500 Retailing Industry Group Index	10,882	3-Month USD-LIBOR minus 0.28%	Pay	8/21/14	(477)
JPMorgan Chase	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	12,266	3-Month USD-LIBOR minus 0.22%	Pay	8/16/14	(140)
JPMorgan Chase	MSCI Daily Total Return Europe Net Household & Personal Products Index	1,551	3-Month USD-LIBOR minus 0.39%	Pay	8/16/14	(23)
						$1,678

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Global Strategist Portfolio

@    Value is less than $500.

*    Centrally cleared swap agreement, the broker for which is
Morgan Stanley & Co., LLC.

EURIBOR  Euro Interbank Offered Rate.

LIBOR    London Interbank Offered Rate.

NZBBR  New Zealand Bank Bill Rate.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

ILS  —  Israeli Shekel

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican New Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Global Strategist Portfolio

Statement of Assets and Liabilities	September 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $391,092)	$423,910
Investment in Security of Affiliated Issuer, at Value (Cost $27,113)	27,103
Total Investments in Securities, at Value (Cost $418,205)	451,013
Foreign Currency, at Value (Cost $2,229)	2,230
Receivable for Variation Margin on Futures Contracts	5,378
Unrealized Appreciation on Swap Agreements	3,132
Interest Receivable	2,478
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,039
Dividends Receivable	485
Tax Reclaim Receivable	174
Receivable for Portfolio Shares Sold	72
Receivable from Affiliate	1
Other Assets	12
Total Assets	466,014
Liabilities:
Payable for Investments Purchased	2,673
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2,643
Due to Broker	2,470
Payable for Swap Agreements Termination	1,068
Unrealized Depreciation on Swap Agreements	769
Payable for Portfolio Shares Redeemed	766
Payable for Advisory Fees	377
Payable for Shareholder Services Fees — Class A*	76
Payable for Distribution and Shareholder Services Fees — Class L	18
Payable for Sub Transfer Agency Fees	77
Payable for Sub Transfer Agency Fees — Class I	5
Payable for Sub Transfer Agency Fees — Class A*	10
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Trustees' Fees and Expenses	76
Payable for Custodian Fees	30
Payable for Administration Fees	30
Payable for Professional Fees	18
Payable for Transfer Agent Fees	14
Payable for Transfer Agent Fees — Class I	— @
Payable for Transfer Agent Fees — Class A*	2
Payable for Transfer Agent Fees — Class L	— @
Payable for Variation Margin on Swap Agreements	2
Other Liabilities	134
Total Liabilities	11,260
Net Assets	$454,754
Net Assets Consist of:
Paid-in-Capital	$390,548
Accumulated Undistributed Net Investment Income	4,051
Accumulated Undistributed Net Realized Gain	28,031
Unrealized Appreciation (Depreciation) on:
Investments	32,818
Investments in Affiliates	(10)
Futures Contracts	(1,472)
Swap Agreements	2,344
Foreign Currency Forward Exchange Contracts	(1,604)
Foreign Currency Translations	48
Net Assets	$454,754

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Global Strategist Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2013 (000)
CLASS I:
Net Assets	$52,170
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	3,076,251
Net Asset Value, Offering and Redemption Price Per Share	$16.96
CLASS A*:
Net Assets	$373,559
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	22,134,787
Net Asset Value, Redemption Price Per Share	$16.88
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$0.94
Maximum Offering Price Per Share	$17.82
CLASS L:
Net Assets	$29,025
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,729,492
Net Asset Value, Offering and Redemption Price Per Share	$16.78

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Global Strategist Portfolio

Statement of Operations	Year Ended September 30, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $508 of Foreign Taxes Withheld)	$7,125
Interest from Securities of Unaffiliated Issuers	4,028
Income from Securities Loaned — Net	56
Dividends from Securities of Affiliated Issuers (Note G)	33
Interest from Securities of Affiliated Issuers (Note G)	21
Total Investment Income	11,263
Expenses:
Advisory Fees (Note B)	1,911
Shareholder Services Fees — Class A* (Note D)	873
Distribution and Shareholder Services Fees — Class L (Note D)	211
Custodian Fees (Note F)	341
Administration Fees (Note C)	340
Professional Fees	171
Sub Transfer Agency Fees	141
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A*	10
Sub Transfer Agency Fees — Class L	2
Shareholder Reporting Fees	144
Pricing Fees	115
Transfer Agency Fees (Note E)	74
Transfer Agency Fees — Class I (Note E)	— @
Transfer Agency Fees — Class A* (Note E)	2
Transfer Agency Fees — Class L (Note E)	— @
Registration Fees	70
Trustees' Fees and Expenses	15
Other Expenses	23
Expenses Before Non Operating Expenses	4,448
Reorganization Expense	(290)**
Total Expenses	4,158
Waiver of Advisory Fees (Note B)	(184)
Rebate from Morgan Stanley Affiliate (Note G)	(38)
Expense Offset (Note F)	(— @)
Net Expenses	3,936
Net Investment Income	7,327
Realized Gain (Loss):
Investments Sold	30,380
Investments in Affiliates	576
Foreign Currency Forward Exchange Contracts	(1,252)
Foreign Currency Transactions	(592)
Futures Contracts	9,496
Swap Agreements	(6,174)
Net Realized Gain	32,434
Change in Unrealized Appreciation (Depreciation):
Investments	14,794
Investments in Affiliates	18
Foreign Currency Forward Exchange Contracts	(1,607)
Foreign Currency Translations	45
Futures Contracts	(1,257)
Swap Agreements	2,281
Net Change in Unrealized Appreciation (Depreciation)	14,274
Net Realized Gain and Change in Appreciation (Depreciation)	46,708
Net Increase in Net Assets Resulting from Operations	$54,035

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

**  Over accrual of reorganization expenses.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Global Strategist Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2013 (000)	Year Ended September 30, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,327	$363
Net Realized Gain	32,434	4,758
Net Change in Unrealized Appreciation (Depreciation)	14,274	3,890
Net Increase in Net Assets Resulting from Operations	54,035	9,011
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(106)	(369)
Class A*:
Net Investment Income	(53)	(237)
Class H@@:
Net Investment Income	(473)**	(—	@)***
Class L:
Net Investment Income	(43)	(—	@)***
Total Distributions	(675)	(606)
Capital Share Transactions:(1)
Class I:
Subscribed	7,208	1,950
Issued Due to a Tax-free Reorganization	23,950	—
Distributions Reinvested	105	368
Redeemed	(8,420)	(8,510)
Class A*:
Subscribed	3,837	1,608
Distributions Reinvested	53	237
Conversion from Class H	345,585	—
Redeemed	(7,166)	(1,862)
Class H@@:
Subscribed	3,245 **	10	***
Issued Due to a Tax-free Reorganization	367,167	—
Distributions Reinvested	459 **	—
Conversion to Class A	(345,585)**	—
Redeemed	(58,859)**	—
Class L:
Subscribed	1,036	10	***
Issued Due to a Tax-free Reorganization	35,288	—
Distributions Reinvested	42	—
Redeemed	(10,816)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	357,129	(6,189)
Total Increase in Net Assets	410,489	2,216
Net Assets:
Beginning of Period	44,265	42,049
End of Period (Including Accumulated Undistributed Net Investment Income of $4,051 and $596)	$454,754	$44,265

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Global Strategist Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2013 (000)		Year Ended September 30, 2012 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	444		135
Shares Issued Due to a Tax-free Reorganization	1,593		—
Shares Issued on Distributions Reinvested	7		27
Shares Redeemed	(528)		(617)
Net Increase (Decrease) in Class I Shares Outstanding	1,516		(455)
Class A*:
Shares Subscribed	235		113
Shares Issued on Distributions Reinvested	3		18
Conversion from Class H	20,983		—
Shares Redeemed	(436)		(134)
Net Increase (Decrease) in Class A* Shares Outstanding	20,785		(3)
Class H@@:
Shares Subscribed	205	**	1	***
Shares Issued Due to a Tax-free Reorganization	24,510		—
Shares Issued on Distributions Reinvested	30	**	—
Conversion to Class A	(21,000	)**	—
Shares Redeemed	(3,746	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(1)		1	***
Class L:
Shares Subscribed	63		1	***
Shares Issued Due to a Tax-free Reorganization	2,356		—
Shares Issued on Distributions Reinvested	3		—
Shares Redeemed	(693)		—
Net Increase in Class L Shares Outstanding	1,729		1	***

@  Amount is less than $500.

@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

***  For the period April 27, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$15.22	$12.50	$12.55		$11.66		$11.87
Income (Loss) from Investment Operations:
Net Investment Income†	0.35	0.14	0.18		0.21		0.16
Net Realized and Unrealized Gain (Loss)	1.44	2.79	(0.02)		0.91		0.17
Total from Investment Operations	1.79	2.93	0.16		1.12		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.21)	(0.21)		(0.23)		(0.54)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$16.96	$15.22	$12.50		$12.55		$11.66
Total Return++	11.79%	23.66%	1.07%		9.77%		3.45	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52,170	$23,756	$25,192		$22,706		$45,567
Ratio of Expenses to Average Net Assets (1)	0.69%+	1.37%+	1.30	%+††	0.89	%+††	0.67	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.76%+	N/A	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.18%+	1.01%+	1.35	%+††	1.73	%+††	1.56	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%		0.01%		0.04%
Portfolio Turnover Rate	107%	168%	164%		176%		171%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.82%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	2.05%	N/A	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.79% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.66%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Global Strategist Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$15.18	$12.47	$12.52		$11.63		$11.84
Income from Investment Operations:
Net Investment Income†	0.42	0.10	0.15		0.18		0.13
Net Realized and Unrealized Gain (Loss)	1.32	2.79	(0.03)		0.91		0.17
Total from Investment Operations	1.74	2.89	0.12		1.09		0.30
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.18)	(0.17)		(0.20)		(0.51)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$16.88	$15.18	$12.47		$12.52		$11.63
Total Return++	11.49%	23.33%	0.83%		9.52%		3.15	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$373,559	$20,487	$16,857		$17,169		$18,290
Ratio of Expenses to Average Net Assets (1)	0.47%+^	1.64%+	1.55	%+††	1.14	%+††	1.03	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.03%+^	N/A	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.60%+^	0.69%+	1.10	%+††	1.48	%+††	1.27	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%		0.01%		0.04%
Portfolio Turnover Rate	107%	168%	164%		176%		171%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11%	N/A	N/A		N/A		1.08	%+
Net Investment Income to Average Net Assets	1.96%	N/A	N/A		N/A		1.22	%+

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 2.35%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.99% for Class A shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Global Strategist Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2013		Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$15.15		$14.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.23		(0.02)
Net Realized and Unrealized Gain	1.42		0.78
Total from Investment Operations	1.65		0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.03)
Net Asset Value, End of Period	$16.78		$15.15
Total Return++	10.91%		5.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,025		$11
Ratio of Expenses to Average Net Assets (1)	1.42	%+^^	2.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.49	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.44	%+^^	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.03	%*
Portfolio Turnover Rate	107%		168	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.54%		N/A
Net Investment Income to Average Net Assets	1.32%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.59% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.49% for Class L shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Global Strategist Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

On October 29, 2012, the Portfolio acquired the net assets of Morgan Stanley Global Strategist Fund ("Global Strategist Fund"), an open-end investment company, based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of Global Strategist Fund on September 27, 2012 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,593,487 Class I shares of the Portfolio at a net asset value of $15.03 for 1,647,817 Class I shares of Global Strategist Fund; 24,510,455 Class H shares of the Portfolio at a net asset value of $14.98 per share for 24,547,727 Class A shares and 974,243 Class B shares of Global Strategist Fund; 2,355,671 Class L shares of the Portfolio at a net asset value of $14.98 for 2,458,244 Class C shares of Global Strategist Fund; The net assets of Global Strategist Fund before the Reorganization were approximately $426,405,000, including unrealized appreciation of approximately $16,468,000 at October 26, 2012. The investment portfolio of Global Strategist Fund, with a fair value of approximately $426,271,000 and identified cost of approximately $407,721,000 on October 26, 2012, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Global Strategist Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately

$43,584,000. Immediately after the merger, the net assets of the Portfolio were approximately $469,989,000.

Upon closing of the Reorganization, shareholders of Global Strategist Fund received shares of the Portfolio as follows:

Global Strategist Fund	MSIFT Global Strategist Portfolio
Class I	Class I
Class A	Class H
Class B	Class H
Class C	Class L

Assuming the acquisition had been completed on October 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended September 30, 2013, are as follows:

Net investment income(1)	$11,938,000
Net gain realized and unrealized gain(2)	$64,661,000
Net increase (decrease) in net assets resulting from operations	$76,599,000

(1)  Approximately $7,327,000 as reported, plus approximately $2,820,000 Global Strategist Fund premerger, plus approximately $1,791,000 of estimated pro-forma eliminated expenses.

(2)  Approximately $46,708,000 as reported, plus approximately $17,953,000 Global Strategist Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Strategist Fund that have been included in the Portfolio's Statement of Operations since September 30, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$47	$—	$47
Agency Fixed Rate Mortgages	—	12,242	—	12,242
Asset-Backed Securities	—	1,183	—	1,183
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,641	—	2,641
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Commercial Mortgage- Backed Securities	$—	$4,427	$—	$4,427
Corporate Bonds	—	34,816	—	34,816
Mortgages — Other	—	1,436	—	1,436
Sovereign	—	79,870	—	79,870
U.S. Treasury Securities	—	10,182	—	10,182
Total Fixed Income Securities	—	146,844	—	146,844
Common Stocks
Aerospace & Defense	2,012	1,067	—	3,079
Air Freight & Logistics	653	603	—	1,256
Airlines	8	969	—	977
Auto Components	441	1,525	—	1,966
Automobiles	911	15,050	—	15,961
Beverages	1,790	3,011	—	4,801
Biotechnology	2,083	587	—	2,670
Building Products	—	946	—	946
Capital Markets	2,459	2,992	—	5,451
Chemicals	1,852	5,370	—	7,222
Commercial Banks	7,078	20,053	—	27,131
Commercial Services & Supplies	653	832	—	1,485
Communications Equipment	1,997	687	—	2,684
Computers & Peripherals	4,532	—	—	4,532
Construction & Engineering	266	2,535	—	2,801
Construction Materials	74	417	—	491
Consumer Finance	822	—	—	822
Containers & Packaging	149	113	—	262
Distributors	9	—	—	9
Diversified Consumer Services	100	—	—	100
Diversified Financial Services	4,506	2,096	—	6,602
Diversified Telecommunication Services	2,031	7,660	—	9,691
Electric Utilities	1,804	6,122	—	7,926
Electrical Equipment	791	2,735	—	3,526
Electronic Equipment, Instruments & Components	331	1,767	—	2,098
Energy Equipment & Services	2,081	774	—	2,855
Food & Staples Retailing	3,631	5,277	—	8,908
Food Products	1,304	4,608	—	5,912
Gas Utilities	137	1,634	—	1,771
Health Care Equipment & Supplies	2,315	724	—	3,039
Health Care Providers & Services	2,216	463	—	2,679
Health Care Technology	106	—	—	106
Hotels, Restaurants & Leisure	2,021	1,072	—	3,093
Household Durables	429	618	—	1,047
Household Products	2,381	1,413	—	3,794
Independent Power Producers & Energy Traders	50	234	—	284
Industrial Conglomerates	968	2,707	—	3,675

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Information Technology Services	$3,550	$553	$—		$4,103
Insurance	1,615	9,171	—		10,786
Internet & Catalog Retail	863	219	—		1,082
Internet Software & Services	2,135	157	—		2,292
Leisure Equipment & Products	178	89	—		267
Life Sciences Tools & Services	532	140	—		672
Machinery	1,780	3,553	—		5,333
Marine	—	439	—		439
Media	4,923	1,794	—		6,717
Metals & Mining	1,398	5,230	—		6,628
Multi-Utilities	1,278	5,411	—		6,689
Multi-line Retail	321	325	—		646
Office Electronics	55	648	—		703
Oil, Gas & Consumable Fuels	10,779	10,673	—		21,452
Paper & Forest Products	58	1,489	—		1,547
Personal Products	281	932	—		1,213
Pharmaceuticals	4,286	10,960	—		15,246
Professional Services	468	802	—		1,270
Real Estate Investment Trusts (REITs)	2,500	1,560	—		4,060
Real Estate Management & Development	528	2,736	—		3,264
Road & Rail	1,651	2,207	—		3,858
Semiconductors & Semiconductor Equipment	2,073	858	—		2,931
Software	2,946	1,440	—		4,386
Specialty Retail	1,700	1,708	—		3,408
Textiles, Apparel & Luxury Goods	482	2,222	—		2,704
Thrifts & Mortgage Finance	73	—	—		73
Tobacco	1,240	2,167	—		3,407
Trading Companies & Distributors	238	1,701	—		1,939
Transportation Infrastructure	—	548	—		548
Water Utilities	—	6	—		6
Wireless Telecommunication Services	550	3,916	—		4,466
Total Common Stocks	103,472	170,315	—		273,787
Investment Companies	438	—	—		438
Rights	74	—	—	@	74
Short-Term Investments
Investment Company	26,991	—	—		26,991
U.S. Treasury Securities	—	2,879	—		2,879
Total Short-Term Investments	26,991	2,879	—		29,870
Foreign Currency Forward Exchange Contracts	—	1,039	—		1,039
Futures Contracts	1,533	—	—		1,533
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Interest Rate Swap Agreements	$—	$814	$—		$814
Total Return Swap Agreements	—	2,318	—		2,318
Total Assets	132,508	324,209	—	@	456,717
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2,643)	—		(2,643)
Futures Contracts	(3,005)	—	—		(3,005)
Interest Rate Swap Agreements	—	(148)	—		(148)
Total Return Swap Agreements	—	(640)	—		(640)
Total Liabilities	(3,005)	(3,431)	—		(6,436)
Total	$129,503	$320,778	$—	@	$450,281

@  Value is less than $500

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2013, securities with a total value of approximately $87,748,000 transferred from Level 1 to Level 2. At September 30, 2013, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Convertible Preferred Stock (000)	Right (000)
Beginning Balance	$100	$—
Purchases	—	—
Sales	— @	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate Action	—	—	@
Change in unrealized appreciation/depreciation	(16)	—
Realized gains (losses)	(84)	—
Ending Balance	$—	$—	@
Net change in unrealized appreciation/ depreciation from investments still held as of September 30, 2013	$—	$—

@  Value is less than $500.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts on cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. During the period these OTC swap agreements are open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,039
Futures Contracts	Variation Margin	Interest Rate Risk	1,532	(a)
Futures Contracts	Variation Margin	Equity Risk	1	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	2,318
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	814
Total			$5,704
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(2,643)
Futures Contracts	Variation Margin	Currency Risk	(156	)(a)
Futures Contracts	Variation Margin	Interest Rate Risk	(1,062	)(a)
Futures Contracts	Variation Margin	Equity Risk	(1,787	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(129)
Swap Agreements	Variation Margin	Interest Rate Risk	(19	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(640)
Total			$(6,436)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,252)
Equity Risk	Futures Contracts	10,255
Commodity Risk	Futures Contracts	1,062
Currency Risk	Futures Contracts	162
Interest Rate Risk	Futures Contracts	(1,983)
Interest Rate Risk	Swap Agreements	354
Equity Risk	Swap Agreements	(6,528)
Total		$2,070

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,607)
Interest Rate Risk	Futures Contracts	474
Commodity Risk	Futures Contracts	(— @)
Currency Risk	Futures Contracts	(156)
Equity Risk	Futures Contracts	(1,575)
Equity Risk	Swap Agreements	1,608
Interest Rate Risk	Swap Agreements	673
Total		$(583)

For the year ended September 30, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$328,233,000
Futures Contracts:
Average monthly original value	$255,157,000
Swap Agreements:
Average monthly notional amount	$131,046,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At September 30, 2013, the Portfolio did not have any outstanding securities on loan.

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Portfolio. For the year ended September 30, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.40% of the Portfolio's daily net assets.

Effective October 29, 2012, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 0.99% for Class A shares and 1.49% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class A and 1.59% for Class L, respectively. The fee waivers and/or expense reimbursements will continue for at least two years from the date of reorganization or until such time as the Trustees act to discontinue all or a portion of such waiver and/or expense reimbursements when it deems that such action is appropriate. For the year ended September 30, 2013, approximately $184,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $307,284,000 and $368,272,000, respectively. For the year ended September 30, 2013, purchases and sales of long-term U.S. Government securities were approximately $112,769,000 and $124,807,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2013, advisory fees paid were reduced by approximately $37,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2013 is as follows:

Value September 30, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2013 (000)
$9,003	$351,729	$333,741	$30	$26,991

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended September 30, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $122,000 at September 30, 2013.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended September 30, 2013 is as follows:

Value September 30, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2013 (000)
$109	$2	—	$2	$112

For the year ended September 30, 2013, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2012 (000)	Purchases at Cost** (000)	Sales** (000)	Realized Gain** (000)	Dividend/ Interest Income** (000)	Value September 30, 2013 (000)
$222	$1,168	$3,552	$576	$22	$1,443	*

*  Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

**  Data represents transactions prior to June 30, 2013.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

the tax years in the four-year period ended September 30, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From: Ordinary Income (000)	2012 Distributions Paid From: Ordinary Income (000)
$675	$606

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, premium amortization, merger adjustments and tax adjustments on passive foreign investment companies sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(3,197)	$(2,389)	$5,586

At September 30, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$18,487	$19,178

At September 30, 2013, the aggregate cost for Federal income tax purposes is approximately $424,303,000. The aggregate gross unrealized appreciation is approximately $43,619,000 and the aggregate gross unrealized depreciation is approximately $16,908,000 resulting in net unrealized appreciation of approximately $26,711,000.

At September 30, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$607	September 30, 2018

Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply as a result of the Portfolio's merger with Global Strategist Fund in October 2012.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2013, the Portfolio utilized approximately $1,222,000 of its capital loss carryforward.

I. Other (unaudited): At September 30, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 28% for Class I shares.

J. Accounting Pronouncements: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities," replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Offsetting Assets and Liabilities." ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Portfolio's financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Strategist Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Strategist Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2013. For corporate shareholders, 47.7% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $2,745,357 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Director and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund complex.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
752647 Exp 11.30.14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Mid Cap Growth Portfolio

Annual Report

September 30, 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Trustee and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Mid Cap Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2013

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/29/13	Actual Ending Account Value 9/30/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$1,166.10	$1,021.81	$3.97	*	$3.71	*	0.72%
Mid Cap Growth Portfolio Class A***	1,000.00	1,164.60	1,020.54	5.35	*	4.99	*	0.97
Mid Cap Growth Portfolio Class L	1,000.00	1,161.60	1,017.94	8.15	*	7.61	*	1.48
Mid Cap Growth Portfolio Class IS	1,000.00	1,011.70	1,001.82	0.24	+	0.24	+	0.58

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 186/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

+  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 15/365 (to reflect the actual days in period).

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that (i) the Portfolio's performance was acceptable; and (ii) the Portfolio's management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2013, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 29.92%, net of fees. The Portfolio's Class I outperformed against its benchmark the Russell Midcap® Growth Index (the "Index"), which returned 27.54%.

Factors Affecting Performance

•  In the year ended September 30, 2013, investors continued to favor risky assets, leading to strong gains in the U.S. stock market. With economic growth still rather subdued and unemployment elevated (although declining), policy risks continued to be a dominant theme. The "fiscal cliff" debate — that if Congress didn't act to extend certain tax cuts, the economy could decline sharply — weighed on the market at the end of 2012. As 2013 began and a compromise bill was signed into law, the focus turned to how much payroll tax increases and sequestration (automatic federal spending cuts) would potentially dampen the economy in the coming year. In the summer months, there were indications from the Federal Reserve (Fed) that it may begin tapering its asset purchases if, in its view, the economy continued to improve. Capital markets were initially volatile in response to the Fed's comments, but stocks regained their footing and resumed their climb. However, the Fed surprised the markets in September when it decided to delay tapering pending further evidence that economic growth is sustainable. Geopolitical concerns also flared as the U.S. and other nations debated a diplomatic solution for the conflict in Syria. These events caused equities to retreat slightly in the final weeks of the period.

•  The vast majority of the Portfolio's outperformance relative to the Index was driven by stock selection in the technology sector. Three holdings in particular had especially strong gains during the period: a professional networking web site, an online deals provider, and an internet search firm with growing market share based in China (which is not represented in the Index).

•  Stock selection in the consumer discretionary sector also contributed to relative performance. An electric car maker was the most additive holding in the sector.

•  The largest detractor from relative performance was stock selection in the producer durables sector. Although the Portfolio's holdings in the sector generally performed well, a lack of exposure to other strong-performing producer durables stocks in the Index dampened relative results.

•  Stock selection in the energy sector was another area of relative weakness. The Portfolio's exposure to an electric car battery company that went out of business during the period and an oil and gas exploration and production company was disadvantageous during the period.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A**, Class L and Class IS shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	29.92%	15.18%	12.28%	13.19%
Russell Midcap® Growth Index	27.54	13.92	10.16	10.33
Lipper Mid-Cap Growth Funds Index	26.84	12.30	9.74	9.87
Portfolio — Class A** Shares w/o sales charges(5)	29.60	14.89	11.99	10.49
Portfolio — Class A** Shares with maximum 5.25% sales charges(5)	22.78	13.66	11.38	10.13
Russell Midcap® Growth Index	27.54	13.92	10.16	7.96
Lipper Mid-Cap Growth Funds Index	26.84	12.30	9.74	7.05
Portfolio — Class L Shares w/o sales charges(6)	28.92	—	—	24.79
Russell Midcap® Growth Index	27.54	—	—	28.02
Lipper Mid-Cap Growth Funds Index	26.84	—	—	27.22
Portfolio — Class IS Shares w/o sales charges(7)	—	—	—	28.26
Russell Midcap® Growth Index	—	—	—	0.67
Lipper Mid-Cap Growth Funds Index	—	—	—	0.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements for the Portfolio will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  Commenced operations on June 14, 2012.

(7)  Commenced operations on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Other†	71.9%
Computer Services, Software & Systems	16.6
Commercial Services	5.9
Diversified Retail	5.6
Total Investments	100.0%

†  Industries and/or investment types representing less than 5% of total investments.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
Advertising Agencies (1.0%)
Aimia, Inc. (Canada)4,426,661		$77,141
Alternative Energy (1.4%)
Range Resources Corp.	944,472	71,676
Ultra Petroleum Corp. (a)(b)	1,641,564	33,767
		105,443
Automobiles (3.0%)
Tesla Motors, Inc. (a)(b)	1,124,091	217,422
Beverage: Soft Drinks (1.3%)
Monster Beverage Corp. (a)	1,784,202	93,225
Biotechnology (3.9%)
Illumina, Inc. (a)	3,540,261	286,159
Cable Television Services (1.0%)
Charter Communications, Inc., Class A (a)	575,164	77,509
Cement (2.0%)
Martin Marietta Materials, Inc. (b)	1,494,272	146,693
Chemicals: Diversified (1.0%)
Rockwood Holdings, Inc.	1,087,525	72,755
Commercial Services (6.0%)
Gartner, Inc. (a)	3,114,293	186,857
Intertek Group PLC (United Kingdom)	3,428,653	183,389
MercadoLibre, Inc. (Brazil) (b)	518,974	70,015
		440,261
Communications Technology (3.6%)
Mail.ru Group Ltd. GDR (Russia)	1,093,623	41,779
Motorola Solutions, Inc.	3,774,905	224,154
		265,933
Computer Services, Software & Systems (16.7%)
Akamai Technologies, Inc. (a)	4,183,283	216,276
IHS, Inc., Class A (a)	1,617,617	184,699
LinkedIn Corp., Class A (a)	801,244	197,154
NetSuite, Inc. (a)	712,225	76,878
Qihoo 360 Technology Co., Ltd. ADR (China) (a)	1,623,406	135,067
ServiceNow, Inc. (a)	933,846	48,513
SINA Corp. (China) (a)	532,060	43,187
Solera Holdings, Inc.	3,892,938	205,820
Workday, Inc., Class A (a)	970,403	78,535
Zynga, Inc., Class A (a)	10,962,239	40,341
		1,226,470
Computer Technology (4.6%)
Dropbox, Inc. (a)(c)(d) (acquisition cost — $33,909; acquired 5/1/12)	3,747,173	43,092
Yandex N.V., Class A (Russia) (a)	5,405,840	196,881
Youku Tudou, Inc. ADR (China) (a)	3,700,222	101,386
		341,359
Consumer Services: Miscellaneous (1.8%)
FleetCor Technologies, Inc. (a)	693,140	76,356
Qualicorp SA (Brazil) (a)	6,435,998	58,805
		135,161
	Shares	Value (000)
Diversified Manufacturing Operations (0.9%)
Colfax Corp. (a)1,223,968		$69,142
Diversified Retail (5.6%)
Dollar Tree, Inc. (a)	3,275,772	187,243
Groupon, Inc. (a)	16,840,401	188,781
TripAdvisor, Inc. (a)	496,656	37,666
		413,690
Electronic Components (0.7%)
3D Systems Corp. (a)(b)	931,270	50,279
Electronic Entertainment (0.8%)
Splunk, Inc. (a)	943,871	56,670
Entertainment (0.7%)
Legend Pictures LLC Ltd. (a)(c)(d) (acquisition cost — $38,812; acquired 3/8/12)	36,302	54,254
Financial Data & Systems (4.0%)
MSCI, Inc. (a)	4,659,430	187,589
Verisk Analytics, Inc., Class A (a)	1,603,887	104,188
		291,777
Foods (2.0%)
McCormick & Co., Inc.	2,321,463	150,199
Health Care Services (4.0%)
athenahealth, Inc. (a)	1,764,383	191,541
Stericycle, Inc. (a)	868,527	100,228
		291,769
Hotel/Motel (0.9%)
Wyndham Worldwide Corp.	1,047,810	63,885
Insurance: Property-Casualty (4.7%)
Arch Capital Group Ltd. (a)	2,889,617	156,415
Progressive Corp. (The)	7,012,246	190,943
		347,358
Medical Equipment (2.8%)
Intuitive Surgical, Inc. (a)	547,393	205,968
Personal Care (0.4%)
Sally Beauty Holdings, Inc. (a)	1,112,867	29,113
Pharmaceuticals (4.5%)
Endo Health Solutions, Inc. (a)	1,723,448	78,313
Ironwood Pharmaceuticals, Inc. (a)	3,709,663	43,960
Mead Johnson Nutrition Co.	2,779,470	206,403
		328,676
Publishing (1.4%)
Morningstar, Inc.	1,306,873	103,583
Recreational Vehicles & Boats (3.1%)
Edenred (France)	6,968,501	226,319
Restaurants (3.7%)
Dunkin' Brands Group, Inc.	2,471,303	111,851
Panera Bread Co., Class A (a)	1,022,492	162,096
		273,947
Scientific Instruments: Pollution Control (1.3%)
Covanta Holding Corp.	4,640,780	99,220

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Semiconductors & Components (1.3%)
First Solar, Inc. (a)(b)2,368,687		$95,245
Specialty Retail (1.1%)
Ulta Salon Cosmetics & Fragrance, Inc. (a)	689,875	82,412
Textiles Apparel & Shoes (3.2%)
Carter's, Inc.	2,560,835	194,342
Under Armour, Inc., Class A (a)	489,164	38,864
		233,206
Utilities: Electrical (1.3%)
Brookfield Infrastructure Partners LP (Canada)	2,469,243	93,881
Total Common Stocks (Cost $5,269,969)		7,046,124
Convertible Preferred Stocks (0.1%)
Communications Technology (0.0%)
Peixe Urbano, Inc. (Brazil) (a)(c)(d) (acquisition cost — $18,817; acquired 12/2/11)	571,575	886
Computer Technology (0.1%)
Dropbox, Inc. Series A (a)(c)(d) (acquisition cost — $3,365; acquired 5/25/12)	371,814	4,276
Total Convertible Preferred Stocks (Cost $22,182)		5,162
Preferred Stock (0.2%)
Computer Services, Software & Systems (0.2%)
Palantir Technologies, Inc. Series G (a)(c)(d) (acquisition cost — $11,738; acquired 7/19/12) (Cost $11,738)	3,835,908	12,118
Short-Term Investments (5.1%)
Securities held as Collateral on Loaned Securities (0.6%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	31,026,954	31,027
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc. (0.06%, dated 9/30/13, due 10/1/13; proceeds $7,144; fully collateralized by a U.S. Government Obligation; 0.25% due 9/15/15; valued at $7,287)	$7,144	7,144
Merrill Lynch & Co., Inc. (0.03%, dated 9/30/13, due 10/1/13; proceeds $8,572; fully collateralized by a U.S. Government Obligation; 0.75% due 2/28/18; valued at $8,744)	8,572	8,572
		15,716
Total Securities held as Collateral on Loaned Securities (Cost $46,743)		46,743
	Shares	Value (000)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $331,820)	331,819,938	$331,820
Total Short-Term Investments (Cost $378,563)		378,563
Total Investments (101.1%) (Cost $5,682,452) Including $92,019 of Securities Loaned (e)		7,441,967
Liabilities in Excess of Other Assets (-1.1%)		(78,834)
Net Assets (100.0%)		$7,363,133

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2013.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2013 amounts to approximately $114,626,000 and represents 1.6% of net assets.

(d)  At September 30, 2013, the Portfolio held fair valued securities valued at approximately $114,626,000, representing 1.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(e)  The approximate fair value and percentage of net assets, $451,487,000 and 6.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	September 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $5,319,605)	$7,079,120
Investment in Security of Affiliated Issuer, at Value (Cost $362,847)	362,847
Total Investments in Securities, at Value (Cost $5,682,452)	7,441,967
Foreign Currency, at Value (Cost $621)	621
Cash	1,125
Receivable for Portfolio Shares Sold	3,159
Dividends Receivable	3,109
Tax Reclaim Receivable	1,084
Receivable from Affiliate	16
Other Assets	170
Total Assets	7,451,251
Liabilities:
Collateral on Securities Loaned, at Value	46,960
Payable for Portfolio Shares Redeemed	26,293
Payable for Advisory Fees	8,634
Payable for Sub Transfer Agency Fees	4,455
Payable for Sub Transfer Agency Fees — Class I	212
Payable for Sub Transfer Agency Fees — Class A*	98
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Administration Fees	482
Payable for Shareholder Services Fees — Class A*	444
Payable for Distribution and Shareholder Services Fees — Class L	10
Payable for Custodian Fees	42
Payable for Transfer Agent Fees	36
Payable for Transfer Agent Fees — Class I	1
Payable for Transfer Agent Fees — Class A*	3
Payable for Transfer Agent Fees — Class L	—	@
Payable for Trustees' Fees and Expenses	30
Payable for Professional Fees	25
Other Liabilities	392
Total Liabilities	88,118
Net Assets	$7,363,133
Net Assets Consist of:
Paid-in-Capital	$5,177,912
Distributions in Excess of Net Investment Income	(2,028)
Accumulated Undistributed Net Realized Gain	427,733
Unrealized Appreciation (Depreciation) on:
Investments	1,759,515
Foreign Currency Translations	1
Net Assets	$7,363,133

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Mid Cap Growth Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2013 (000)
CLASS I:
Net Assets	$5,174,440
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	116,962,922
Net Asset Value, Offering and Redemption Price Per Share	$44.24
CLASS A*:
Net Assets	$2,171,493
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	51,142,904
Net Asset Value, Redemption Price Per Share	$42.46
Maximum Sales Load§§	5.25%
Maximum Sales Charge	$2.35
Maximum Offering Price Per Share	$44.81
CLASS L:
Net Assets	$17,190
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	407,313
Net Asset Value, Offering and Redemption Price Per Share	$42.20
CLASS IS:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	229
Net Asset Value, Offering and Redemption Price Per Share	$44.25
(1) Including: Securities on Loan, at Value:	$92,019

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 5.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Mid Cap Growth Portfolio

Statement of Operations	Year Ended September 30, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,554 of Foreign Taxes Withheld)	$61,862
Dividends from Security of Affiliated Issuer (Note G)	186
Income from Securities Loaned — Net	121
Interest from Securities of Unaffiliated Issuers	—	@
Total Investment Income	62,169
Expenses:
Advisory Fees (Note B)	31,832
Sub Transfer Agency Fees	6,373
Sub Transfer Agency Fees — Class I	212
Sub Transfer Agency Fees — Class A*	98
Sub Transfer Agency Fees — Class L	1
Administration Fees (Note C)	5,093
Shareholder Services Fees — Class A* (Note D)	5,049
Distribution and Shareholder Services Fees — Class L (Note D)	113
Shareholder Reporting Fees	430
Custodian Fees (Note F)	396
Registration Fees	230
Professional Fees	129
Transfer Agency Fees (Note E)	227
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A* (Note E)	3
Transfer Agency Fees — Class L (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Trustees' Fees and Expenses	126
Pricing Fees	4
Other Expenses	132
Expenses Before Non Operating Expenses	50,449
Reorganization Expense	(268	)**
Total Expenses	50,181
Rebate from Morgan Stanley Affiliate (Note G)	(238)
Expense Offset (Note F)	(—	@)
Net Expenses	49,943
Net Investment Income	12,226
Realized Gain (Loss):
Investments Sold	463,665
Foreign Currency Transactions	(96)
Net Realized Gain	463,569
Change in Unrealized Appreciation (Depreciation):
Investments	1,214,751
Foreign Currency Translations	29
Net Change in Unrealized Appreciation (Depreciation)	1,214,780
Net Realized Gain and Change in Appreciation (Depreciation)	1,678,349
Net Increase in Net Assets Resulting from Operations	$1,690,575

@  Amount is less than $500.

*  Effective September 9, 2013 Class P and Class H shares were renamed Class A shares.

**  Over accrual of reorganization expenses.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2013 (000)		Year Ended September 30, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$12,226		$24,324
Net Realized Gain	463,569		123,863
Net Change in Unrealized Appreciation (Depreciation)	1,214,780		484,234
Net Increase in Net Assets Resulting from Operations	1,690,575		632,421
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(13,404)		—
Net Realized Gain	(133,898)		(211,942)
Class A*:
Net Investment Income	(4,830)		—
Net Realized Gain	(59,176)		(135,932)
Class H@@@:
Net Investment Income	(731	)**	—
Net Realized Gain	(8,367	)**	—
Class L:
Net Investment Income	(35)		—
Net Realized Gain	(564)		—
Total Distributions	(221,005)		(347,874)
Capital Share Transactions:(1)
Class I:
Subscribed	1,139,503		931,545
Issued due to a tax-free reorganization	2,947		—
Distributions Reinvested	139,068		199,699
Redeemed	(1,329,591)		(903,032)
Class A*:
Subscribed	235,049		257,000
Distributions Reinvested	63,274		110,582
Conversion from Class H	265,546		—
Redeemed	(632,952)		(1,221,346)
Class H@@@:
Subscribed	12,590	**	10 ***
Issued due to a tax-free reorganization	241,247		—
Distributions Reinvested	8,783	**	—
Conversion to Class A	(265,546	)**	—
Redeemed	(51,044	)**	—
Class L:
Subscribed	314		10 ***
Issued due to a tax-free reorganization	16,919		—
Distributions Reinvested	581		—
Redeemed	(4,686)		—
Class IS:
Subscribed	10	****	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(157,988)		(625,532)
Total Increase (Decrease) in Net Assets	1,311,582		(340,985)
Net Assets:
Beginning of Period	6,051,551		6,392,536
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $(2,028) and $6,211)	$7,363,133		$6,051,551
(1) Capital Share Transactions:
Class I:
Shares Subscribed	28,858		26,034
Shares Issued due to a tax-free reorganization	86		—
Shares Issued on Distributions Reinvested	4,036		6,154
Shares Redeemed	(35,425)		(25,613)
Net Increase (Decrease) in Class I Shares Outstanding	(2,445)		6,575

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Mid Cap Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2013 (000)		Year Ended September 30, 2012 (000)
Class A*:
Shares Subscribed	$6,431		$7,474
Shares Issued on Distributions Reinvested	1,909		3,531
Conversion from Class H	6,494		—
Shares Redeemed	(17,531)		(36,891)
Net Decrease in Class A* Shares Outstanding	(2,697)		(25,886)
Class H@@@:
Shares Subscribed	360	**	—	@@***
Shares Issued due to a tax-free reorganization	7,299		—
Shares Issued on Distributions Reinvested	265	**	—
Conversion to Class A	(6,496	)**	—
Shares Redeemed	(1,428	)**	—
Net Increase in Class H Shares Outstanding	—		—	@@***
Class L:
Shares Subscribed	8		—	@@***
Shares Issued due to a tax-free reorganization	513		—
Shares Issued on Distributions Reinvested	18		—
Shares Redeemed	(132)		—
Net Increase in Class L Shares Outstanding	407		—	@@***
Class IS:
Shares Subscribed	—	@@****	—

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

***  For the period June 14, 2012 through September 30, 2012.

****  For the period September 13, 2013 through September 30, 2013.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$35.34	$33.65	$33.58		$26.96		$23.99
Income from Investment Operations:
Net Investment Income†	0.10	0.17	0.03		0.11		0.03
Net Realized and Unrealized Gain	10.10	3.35	0.14		6.52		2.94
Total from Investment Operations	10.20	3.52	0.17		6.63		2.97
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	—	(0.10)		(0.01)		—
Net Realized Gain	(1.18)	(1.83)	—		—		—
Total Distributions	(1.30)	(1.83)	(0.10)		(0.01)		—
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$44.24	$35.34	$33.65		$33.58		$26.96
Total Return++	29.92%	10.91%	0.47%		24.58%		12.38	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,174,440	$4,219,528	$3,797,139		$3,012,006		$2,005,809
Ratio of Expenses to Average Net Assets	0.70%+^	0.71%+	0.69	%+††	0.68	%+††	0.69	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.71%+^	N/A	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets	0.27%+^	0.48%+	0.07	%+††	0.38	%+††	0.16	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%		0.01%		0.01%
Portfolio Turnover Rate	52%	26%	35%		23%		27%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 12.34%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Mid Cap Growth Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$34.03	$32.55	$32.51		$26.15		$23.33
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01	0.06	(0.07)		0.04		(0.02)
Net Realized and Unrealized Gain	9.70	3.25	0.15		6.32		2.84
Total from Investment Operations	9.71	3.31	0.08		6.36		2.82
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—	(0.04)		—		—
Net Realized Gain	(1.18)	(1.83)	—		—		—
Total Distributions	(1.28)	(1.83)	(0.04)		—		—
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$42.46	$34.03	$32.55		$32.51		$26.15
Total Return++	29.60%	10.62%	0.22%		24.32%		12.04	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,171,493	$1,832,003	$2,595,397		$2,465,552		$1,567,302
Ratio of Expenses to Average Net Assets	0.95%+^	0.96%+	0.94	%+††	0.93	%+††	0.96	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.96%+^	N/A	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%+^	0.17%+	(0.18	)%+††	0.13	%+††	(0.11	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%		0.01%		0.01%
Portfolio Turnover Rate	52%	26%	35%		23%		27%

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 12.00%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Mid Cap Growth Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2013		Period from June 14, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$33.97		$32.87
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.15)		0.05
Net Realized and Unrealized Gain	9.63		1.05
Total from Investment Operations	9.48		1.10
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		—
Net Realized Gain	(1.18)		—
Total Distributions	(1.25)		—
Net Asset Value, End of Period	$42.20		$33.97
Total Return++	28.92%		3.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,190		$10
Ratio of Expenses to Average Net Assets	1.46	%+^^	1.50	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.46	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.41	)%+^^	0.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*
Portfolio Turnover Rate	52%		26	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Mid Cap Growth Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from September 13, 2013,^ to September 30, 2013
Net Asset Value, Beginning of Period	$43.74
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.51
Total from Investment Operations	0.51
Net Asset Value, End of Period	$44.25
Total Return++	1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets	0.49	%+*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.58	%+*^^
Ratio of Net Investment Loss to Average Net Assets	(0.22	)%+*^^
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	52	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

On September 16, 2013, the Portfolio commenced offering Class IS shares. Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The Fund had suspended offering shares of the Mid Cap Growth Portfolio to new investors, with certain exceptions. The Fund continued to offer shares of the Portfolio to existing shareholders. As of April 30, 2013, the Fund recommenced offering shares of the Portfolio.

On October 29, 2012, the Portfolio acquired the net assets of Morgan Stanley Mid Cap Growth Fund ("Mid Cap Growth Fund"), an open-end investment company, based on the respective valuations as of the close of business on October 26, 2012, pursuant to a Plan of Reorganization approved by the shareholders of Mid Cap Growth Fund on October 16, 2012 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. (the "Adviser) with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 85,850 Class I shares of the Portfolio at a net asset value of $34.33 for 97,833 Class I shares of Mid Cap Growth Fund; 7,299,457 Class H shares of the Portfolio at a net asset value of $33.05 per share for 8,240,333 Class A shares and 233,231 Class B shares of Mid Cap Growth Fund; 513,012 Class L shares of the Portfolio at a net asset value of $32.98 for 693,319 Class C shares of Mid Cap Growth Fund. The net assets of Mid Cap Growth Fund before the Reorganization were approximately $261,113,000, including unrealized appreciation of approximately $22,573,000 at October 26, 2012. The investment portfolio of Mid Cap Growth Fund, with a fair value of approximately $263,440,000 and identified cost of approximately $240,867,000 on October 26, 2012, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Mid Cap Growth Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $5,785,823,000. Immediately after the merger, the net assets of the Portfolio were approximately $6,046,936,000.

Upon closing of the Reorganization, shareholders of Mid Cap Growth Fund received shares of the Portfolio as follows:

Mid Cap Growth Fund	MSIFT Mid Cap Growth Portfolio
Class I	Class I
Class A	Class H
Class B	Class H
Class C	Class L

Assuming the acquisition had been completed on October 1, 2012, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended September 30, 2013, are as follows:

Net investment income(1)	$12,717,000
Net gain realized and unrealized gain(2)	$1,682,794,000
Net increase (decrease) in net assets resulting from operations	$1,695,511,000

(1) Approximately $12,226,000 as reported, plus approximately $59,000 Mid Cap Growth Fund premerger, plus approximately $432,000 of estimated pro-forma eliminated expenses.

(2) Approximately $1,678,349,000 as reported, plus approximately $4,445,000 Mid Cap Growth Fund premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Mid Cap Growth Fund that have been included in the Portfolio's Statement of Operations since September 30, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$77,141	$—	$—	$77,141
Alternative Energy	105,443	—	—	105,443
Automobiles	217,422	—	—	217,422
Beverage: Soft Drinks	93,225	—	—	93,225
Biotechnology	286,159	—	—	286,159
Cable Television Services	77,509	—	—	77,509
Cement	146,693	—	—	146,693
Chemicals: Diversified	72,755	—	—	72,755
Commercial Services	256,872	183,389	—	440,261
Communications Technology	224,154	41,779	—	265,933
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Computer Services, Software & Systems	$1,226,470	$—	$—	$1,226,470
Computer Technology	298,267	—	43,092	341,359
Consumer Services: Miscellaneous	135,161	—	—	135,161
Diversified Manufacturing Operations	69,142	—	—	69,142
Diversified Retail	413,690	—	—	413,690
Electronic Components	50,279	—	—	50,279
Electronic Entertainment	56,670	—	—	56,670
Entertainment	—	—	54,254	54,254
Financial Data & Systems	291,777	—	—	291,777
Foods	150,199	—	—	150,199
Health Care Services	291,769	—	—	291,769
Hotel/Motel	63,885	—	—	63,885
Insurance: Property- Casualty	347,358	—	—	347,358
Medical Equipment	205,968	—	—	205,968
Personal Care	29,113	—	—	29,113
Pharmaceuticals	328,676	—	—	328,676
Publishing	103,583	—	—	103,583
Recreational Vehicles & Boats	—	226,319	—	226,319
Restaurants	273,947	—	—	273,947
Scientific Instruments: Pollution Control	99,220	—	—	99,220
Semiconductors & Components	95,245	—	—	95,245
Specialty Retail	82,412	—	—	82,412
Textiles Apparel & Shoes	233,206	—	—	233,206
Utilities: Electrical	93,881	—	—	93,881
Total Common Stocks	6,497,291	451,487	97,346	7,046,124
Convertible Preferred Stocks	—	—	5,162	5,162
Preferred Stock	—	—	12,118	12,118
Short-Term Investments
Investment Company	362,847	—	—	362,847
Repurchase Agreements	—	15,716	—	15,716
Total Short-Term Investments	362,847	15,716	—	378,563
Total Assets	$6,860,138	$467,203	$114,626	$7,441,967

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2013, securities with a total value of approximately $409,708,000 transferred from Level 1 to Level 2. As of September 30, 2013 the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)	Preferred Stock (000)
Beginning Balance	$69,179	$57,738	$11,200
Purchases	—	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate Action	—	(11,237)	—
Fund Merger	3,541	3,199	538
Change in unrealized appreciation/ depreciation	24,626	(7,770)	380
Realized gains (losses)	—	(36,768)	—
Ending Balance	$97,346	$5,162	$12,118
Net change in unrealized appreciation/ depreciation from investments still held as of September 30, 2013	$24,626	$(2,946)	$380

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2013.

	Fair Value at September 30, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Communications Technology
Convertible Preferred Stock	$886	Asset Approach	Net Tangible Net Assets	$0.00		$0.00		$0.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	29.5%		30.5%		30.0%		Decrease
			Perpetual Growth Rate	5.0%		6.0%		5.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	0.5	x	9.4	x	1.6	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
		Merger & Acquisition Transactions	Sale/Merger Scenario	$7.87		$7.87		$7.87		Increase
Computer Services, Software & Systems
Preferred Stock	$12,118	Market Transaction Method	Precedent Transaction of Preferred Stock	$3.16		$3.16		$3.16		Increase
Computer Technology
Common Stock	$43,092	Market Transaction Method	Precedent Transaction of Common and Preferred Stock	$11.50		$11.50		$11.50		Increase
Convertible Preferred Stock	$4,276

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

	Fair Value at September 30, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Entertainment
Common Stock	$54,254	Market Transaction Method	Precedent Transaction	$1,853.13		$1,853.13		$1,853.13		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.0%		16.0%		15.6%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	10.4	x	24.6	x	21.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized be-

tween the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2013, as presented on the Statement of Assets and Liabilities, were approximately $92,019,000 and $94,295,000, respectively. The Portfolio received cash collateral of approximately $46,960,000, of which, approximately $46,743,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At September 30, 2013, there was uninvested cash collateral of approximately $217,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $47,335,000 was received in the form of U.S. government agencies and obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term

"restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income,

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Portfolio. For the year ended September 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.50% of the Portfolio's daily net assets.

Effective September 16, 2013, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services

Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $3,267,282,000 and $4,201,238,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

ended September 30, 2013, advisory fees paid were reduced by approximately $238,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2013 is as follows:

Value September 30, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2013 (000)
$35,346	$2,583,882	$2,256,381	$186	$362,847

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$19,000	$202,005	$16,705	$331,169

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, distribution redesignations, merger adjustments, basis adjustments for return of capital sold and tax adjustments on partnership investments held and sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in Capital (000)
$(1,465)	$(830)	$2,295

At September 30, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$70,823	$351,263

At September 30, 2013, the aggregate cost for Federal income tax purposes is approximately $5,678,671,000. The aggregate gross unrealized appreciation is approximately $1,912,167,000 and the aggregate gross unrealized depreciation is approximately $148,871,000 resulting in net unrealized appreciation of approximately $1,763,296,000.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

I. Other (unaudited): At September 30, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60%, 53% and 10%, for Class I, Class A and Class L shares, respectively.

J. Accounting Pronouncements: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities," replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities." ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Portfolio's financial statements.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2013

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2013. For corporate shareholders, 64.4% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $202,004,921 as long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2013. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of $52,807,195 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Director and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley, Morgan Stanley Distribution, Inc.

IFTMCGANN
752814 Exp 11.30.14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Fixed Income Portfolio

Annual Report

September 30, 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
U.S. Privacy Policy	31
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Fixed Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2013

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Expense Example (unaudited)

Core Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/29/13	Actual Ending Account Value 9/30/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Fixed Income Portfolio Class I	$1,000.00	$979.60	$1,022.98	$2.47	$2.53	0.49%
Core Fixed Income Portfolio Class A***	1,000.00	977.60	1,021.26	3.78	3.86	0.75
Core Fixed Income Portfolio Class L	1,000.00	977.30	1,020.38	5.04	5.15	1.00

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 186/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited)

Core Fixed Income Portfolio

The Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2013, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of -1.57%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned -1.68%.

Factors Affecting Performance

•  Given the weaker-than-expected economic conditions last year, the Federal Open Market Committee (FOMC) had enacted various easing policies, which included another round of asset purchases, known as quantitative easing (QE3), and extended the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level.

•  One of the key developments of the year occurred in May with the Federal Reserve's (Fed) announcement that, conditional on positive economic data, it may start to reduce the pace of asset purchases soon. Asset prices have benefited from extremely easy central bank policies, so the mere suggestion of a reduction in support resulted in volatility across markets. The Fed's economic forecasts from its June meeting further fueled anxiety by providing justification for a sooner-rather-than-later first rate hike. Interest rates rose sharply and the short to intermediate part of the yield curve steepened. However, the Fed surprised the market with its announcement in September that it would not begin to reduce the pace of asset purchases at that time, as it was concerned that fiscal conditions were weak enough to cause a slowdown in growth.

•  Economic growth in the U.S. has remained sluggish as gross domestic product (GDP) growth over the past year has been under 2% (as of the most recently reported quarter, June 30, 2013) and inflation has been on the lower side as well. There was some improvement in the labor market as job growth has been strong, especially given the headwinds from fiscal tightening this year, although the unemployment rate remains at 7.3%, well above the Fed's target rate.

•  The U.S. housing market made solid gains, benefiting from the favorable low rate environment. Interest rate increases over the summer did, however, reduce purchase activity. The primary mortgage rate ended the period at 4.43%, up from a low of 3.37% earlier in the year. The most recent S&P/Case-Shiller Home Price Index number was up roughly 12% from a year prior. Rising home prices are indicative of a housing recovery, although the pace is not expected to continue.

•  Fixed-rate agency mortgage performance was mixed. Concerns about the Fed's tapering of mortgage purchases led to strong underperformance in the sector. However, performance reversed after the FOMC announced in September the purchase program would continue in the near term. Prepayments slowed considerably towards the end of the period as the increase in rates led to a large decrease in refinancing activity.

•  The investment grade credit segment performed strongly from early in the period up to the May FOMC "taper" statement. Performance in the latter half of May and in June was negatively impacted by a broad sell-off in fixed income assets, including investment grade bonds, as interest rates rose rapidly. Performance for the remainder of the period improved somewhat, helping to offset the negative performance of those months.

•  While Treasury yields increased over the period, they declined from their highs reached prior to the Fed's "no taper" announcement in September. Yields on 2-, 5-, 10- and 30-year Treasury bonds ended the period 9, 76, 98 and 86 basis points higher, respectively.

•  The Portfolio's positioning in the corporate sector was the main driver of its outperformance. In particular, an overweight in financials contributed significantly to returns.

•  The Portfolio's allocation to agency mortgage derivatives through interest-only (IO) and inverse interest-only (IIO) securities also contributed to returns.

•  An overweight to lower coupon mortgages also hurt relative performance as spreads widened on concerns that the Fed would start tapering asset purchases.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive.

•  The Portfolio also had an allocation to the commercial mortgage-backed securities sector, mainly in newly issued bonds that generally have stricter underwriting and more conservative underlying property valuations. Fundamentals in the sector have remained relatively stable, in our view.

•  With regard to interest rate strategy, the Portfolio had been positioned to be underweight duration at the 10-year part of the yield curve. We unwound this position toward the end of the reporting period.

•  We continue being overweight spread product (non-government bonds) in the Portfolio as we believe the yield advantage could potentially provide attractive returns over the near term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A** and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Core Bond Funds Index(2)

	Period Ended September 30, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	-1.57%	5.83%	3.48%	6.70%
Barclays Capital U.S. Aggregate Index	-1.68	5.41	4.59	7.10
Lipper Core Bond Funds Index	-1.28	6.33	4.50	—
Portfolio — Class A** Shares w/o sales charges(5)	-1.89	5.58	3.23	4.28
Portfolio — Class A** Shares with maximum 4.25% sales charges(5)	-6.07	4.68	2.78	3.97
Barclays Capital U.S. Aggregate Index	-1.68	5.41	4.59	5.51
Lipper Core Bond Funds Index	-1.28	6.33	4.50	5.34
Portfolio — Class L Shares w/o sales charges(6)	-2.05	—	—	0.78
Barclays Capital U.S. Aggregate Index	-1.68	—	—	0.63
Lipper Core Bond Funds Index	-1.28	—	—	1.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Core Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on September 29, 1987.

(5)  Commenced operations on March 1, 1999.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

Portfolio Composition+

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	21.4%
U.S. Treasury Securities	15.2
Other++	15.0
Finance	14.8
Industrials	12.7
Collateralized Mortgage Obligations — Agency Collateral Series	9.6
Commercial Mortgage-Backed Securities	5.7
Short-Term Investments	5.6
Total Investments	100.0	%+++

+  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2013.

++  Industries and/or investment types representing less than 5% of total investments.

+++  Does not include open long/short futures contracts with an underlying face amount of approximately $13,623,000 with net unrealized depreciation of approximately $11,000. Does not include open swap agreements with net unrealized appreciation of approximately $313,000.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.9%)
Agency Fixed Rate Mortgages (22.0%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.00%, 12/1/41 - 11/1/42	$949	$989
5.00%, 10/1/35	397	429
6.00%, 5/1/37 - 11/1/37	98	107
7.50%, 5/1/35	47	55
8.00%, 8/1/32	26	31
8.50%, 8/1/31	40	49
October TBA:
3.50%, 10/1/43 (a)	210	213
Federal National Mortgage Association,
Conventional Pools:
3.50%, 12/1/42	901	908
4.00%, 11/1/41 - 12/1/41	987	1,036
4.50%, 8/1/40 - 7/1/41	1,273	1,365
5.50%, 4/1/34 - 2/1/38	984	1,077
6.00%, 1/1/38	90	98
6.50%, 7/1/29 - 2/1/33	219	242
7.00%, 10/1/31 - 12/1/31	1	1
7.50%, 8/1/37	80	95
8.00%, 4/1/33	59	70
8.50%, 10/1/32	58	71
October TBA:
3.50%, 10/1/43 (a)	609	620
Government National Mortgage Association,
October TBA:
3.50%, 10/20/43 (a)	722	745
4.50%, 10/20/43 (a)	320	345
5.00%, 10/20/43 (a)	470	512
Various Pools:
3.50%, 11/20/42	577	596
4.00%, 1/20/42 - 4/20/42	903	958
4.50%, 8/15/39	196	210
5.00%, 6/20/43	10	11
		10,833
Asset-Backed Securities (4.2%)
Ally Master Owner Trust
1.54%, 9/15/19	170	168
Brazos Higher Education Authority
1.12%, 7/25/29 (b)	325	330
CVS Pass-Through Trust
6.04%, 12/10/28	110	122
Discover Card Execution Note Trust
0.53%, 8/15/16 (b)	300	300
Enterprise Fleet Financing LLC,
1.43%, 10/20/16 (c)	40	41
1.62%, 5/20/17 (c)	49	49
Ford Credit Floorplan Master Owner Trust
2.12%, 2/15/16	175	176
	Face Amount (000)	Value (000)
Louisiana Public Facilities Authority
1.17%, 4/26/27 (b)	$325	$325
North Carolina State Education Assistance Authority
1.17%, 1/26/26 (b)	225	226
Panhandle-Plains Higher Education Authority, Inc.
1.20%, 7/1/24 (b)	125	125
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (c)	194	194
		2,056
Collateralized Mortgage Obligations — Agency Collateral Series (9.9%)
Federal Home Loan Mortgage Corporation,
1.88%, 5/25/19	230	227
2.09%, 3/25/19	159	159
2.32%, 10/25/18	155	157
2.57%, 9/25/22	281	267
2.70%, 5/25/18	335	347
2.79%, 1/25/22	300	294
2.97%, 10/25/21	300	299
3.87%, 4/25/21	325	346
IO
0.82%, 1/25/21 (b)	2,240	79
IO PAC REMIC
6.29%, 6/15/40 (b)	1,541	249
IO REMIC
5.87%, 4/15/39 (b)	718	134
IO STRIPS
8.00%, 1/1/28	17	4
REMIC
3.50%, 12/15/42	202	181
Federal National Mortgage Association,
3.76%, 6/25/21	110	116
IO
6.21%, 9/25/20 (b)	1,732	471
IO REMIC
6.42%, 9/25/38 (b)	522	102
REMIC
9.23%, 10/25/41 (b)(d)	107	105
Government National Mortgage Association,
IO
0.83%, 8/20/58 (b)	2,985	92
1.32%, 4/16/53 (b)	4,323	309
3.50%, 5/20/43	620	128
5.00%, 2/16/41	139	31
5.87%, 11/16/40 (b)	929	182
5.92%, 7/16/33 - 8/16/42 (b)	2,390	379
6.42%, 4/16/41 (b)	917	189
		4,847

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (5.8%)
CGBAM Commercial Mortgage Trust
1.28%, 5/15/30 (b)(c)	$148	$148
COMM Mortgage Trust
3.28%, 1/10/46	120	115
Extended Stay America Trust
2.96%, 12/5/31 (c)	125	123
GS Mortgage Securities Corp. II,
1.03%, 11/8/29 (b)(c)	160	159
3.28%, 2/10/46	82	78
GS Mortgage Securities Trust
3.71%, 8/10/44	240	247
JP Morgan Chase Commercial Mortgage Securities Trust,
4.17%, 8/15/46	240	254
4.39%, 7/15/46 (c)	350	374
JPMBB Commercial Mortgage Securities Trust
3.66%, 7/15/45	162	162
Queens Center Mortgage Trust
3.28%, 1/11/37 (c)	211	196
UBS-Barclays Commercial Mortgage Trust
3.53%, 5/10/63	80	80
Wells Fargo Commercial Mortgage Trust
2.92%, 10/15/45	100	95
WF-RBS Commercial Mortgage Trust,
3.00%, 5/15/45	140	133
3.31%, 3/15/45	120	114
3.43%, 6/15/45	238	236
4.87%, 2/15/44 (b)(c)	315	347
		2,861
Corporate Bonds (30.9%)
Finance (15.2%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	120	122
ABN Amro Bank N.V.
4.25%, 2/2/17 (c)	200	214
Aegon N.V.
4.63%, 12/1/15	175	188
American International Group, Inc.,
4.88%, 6/1/22	75	81
8.25%, 8/15/18	100	125
AvalonBay Communities, Inc.
2.95%, 9/15/22	75	69
Bank of America Corp.,
5.70%, 1/24/22	225	252
MTN
3.30%, 1/11/23	100	94
Barclays Bank PLC
6.05%, 12/4/17 (c)	200	223
BNP Paribas SA
5.00%, 1/15/21	135	146
	Face Amount (000)	Value (000)
Boston Properties LP,
3.80%, 2/1/24	$10	$10
3.85%, 2/1/23	100	98
5.88%, 10/15/19	30	35
Brookfield Asset Management, Inc.
5.80%, 4/25/17	50	55
Citigroup, Inc., (See Note G)
5.50%, 9/13/25	30	31
6.13%, 11/21/17 - 5/15/18	71	82
6.68%, 9/13/43	20	22
8.13%, 7/15/39	50	70
8.50%, 5/22/19	132	169
Commonwealth Bank of Australia
5.00%, 3/19/20 (c)(e)	75	84
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.88%, 2/8/22	75	75
Coventry Health Care, Inc.
5.45%, 6/15/21	120	133
Credit Agricole SA
2.13%, 4/17/18 (c)(e)	200	198
Credit Suisse,
5.40%, 1/14/20	85	93
6.00%, 2/15/18 (e)	60	68
Deutsche Annington Finance BV
5.00%, 10/2/23 (c)(f)	125	124
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (c)	100	108
ERP Operating LP
3.00%, 4/15/23 (e)	155	143
General Electric Capital Corp.,
5.30%, 2/11/21 (e)	110	120
MTN
5.88%, 1/14/38	25	28
Series G
6.00%, 8/7/19	190	221
Goldman Sachs Group, Inc. (The),
3.63%, 1/22/23 (e)	90	86
6.75%, 10/1/37	105	110
Hartford Financial Services Group, Inc.
5.50%, 3/30/20 (e)	110	124
HSBC Finance Corp.
6.68%, 1/15/21	100	114
HSBC Holdings PLC
4.00%, 3/30/22	70	71
Intesa Sanpaolo SpA
3.88%, 1/16/18	200	197
JPMorgan Chase & Co.,
3.20%, 1/25/23	370	347
3.38%, 5/1/23	50	45
National Retail Properties, Inc.
3.30%, 4/15/23	75	68

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nationwide Building Society
6.25%, 2/25/20 (c)	$145	$164
Nationwide Financial Services, Inc.
5.38%, 3/25/21 (c)	125	134
Nordea Bank AB
4.88%, 5/13/21 (c)	200	208
Pacific LifeCorp
6.00%, 2/10/20 (c)	125	140
Piedmont Operating Partnership LP
3.40%, 6/1/23	100	91
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	120	135
Principal Financial Group, Inc.
8.88%, 5/15/19	100	130
QBE Insurance Group Ltd.
2.40%, 5/1/18 (c)	200	195
Realty Income Corp.
4.65%, 8/1/23	100	102
Royal Bank of Scotland Group PLC
2.55%, 9/18/15	120	123
Santander Holdings USA, Inc.
3.45%, 8/27/18	40	41
Skandinaviska Enskilda Banken AB
1.75%, 3/19/18 (c)	200	196
Societe Generale SA
5.20%, 4/15/21 (c)(e)	200	218
Standard Chartered PLC
3.95%, 1/11/23 (c)(e)	200	188
State Street Corp.
3.10%, 5/15/23	60	56
Svenska Handelsbanken AB
2.88%, 4/4/17	250	260
Swedbank AB
1.75%, 3/12/18 (c)(e)	200	197
UnitedHealth Group, Inc.,
1.40%, 10/15/17	50	49
2.88%, 3/15/23	125	118
Wells Fargo & Co.,
Series M
3.45%, 2/13/23	100	94
		7,482
Industrials (13.1%)
Agilent Technologies, Inc.
5.50%, 9/14/15 (e)	120	130
Altria Group, Inc.
2.85%, 8/9/22	55	50
Amazon.com, Inc.
1.20%, 11/29/17	150	147
American Tower Corp.
3.50%, 1/31/23	100	88
	Face Amount (000)	Value (000)
Amgen, Inc.
5.15%, 11/15/41	$50	$49
Apple, Inc.
2.40%, 5/3/23	100	91
AT&T, Inc.
6.30%, 1/15/38	120	130
Baidu, Inc.
3.25%, 8/6/18	225	225
Barrick Gold Corp.
4.10%, 5/1/23	75	66
BP Capital Markets PLC
3.25%, 5/6/22	125	121
Canadian Oil Sands Ltd.
7.75%, 5/15/19 (c)	125	152
CNOOC Finance 2013 Ltd.
3.00%, 5/9/23	200	180
ConAgra Foods, Inc.,
3.20%, 1/25/23	40	37
4.65%, 1/25/43	50	46
ConocoPhillips
6.50%, 2/1/39	25	32
Deere & Co.
3.90%, 6/9/42	50	44
Deutsche Telekom International Finance BV
8.75%, 6/15/30	65	90
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	200	187
Eaton Corp.
2.75%, 11/2/22 (c)	105	98
Experian Finance PLC
2.38%, 6/15/17 (c)	210	209
Fiserv, Inc.
3.13%, 6/15/16	80	84
Ford Motor Credit Co., LLC
4.21%, 4/15/16	200	212
Georgia-Pacific LLC
5.40%, 11/1/20 (c)	90	101
GlaxoSmithKline Capital, Inc.
4.20%, 3/18/43 (e)	25	23
Glencore Funding LLC,
2.50%, 1/15/19 (c)	80	75
4.13%, 5/30/23 (c)(e)	55	51
Goldcorp, Inc.
3.70%, 3/15/23	100	91
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (c)	105	124
Heathrow Funding Ltd.
4.88%, 7/15/21 (c)(e)	170	180
Hewlett-Packard Co.
4.65%, 12/9/21 (e)	40	39
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (c)(e)	85	96

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Intel Corp.
2.70%, 12/15/22 (e)	$100	$93
Lowe's Cos., Inc.
5.00%, 9/15/43	50	51
LVMH Moet Hennessy Louis Vuitton SA
1.63%, 6/29/17 (c)	150	150
Merck & Co., Inc.
2.80%, 5/18/23	100	95
Murphy Oil Corp.
3.70%, 12/1/22	75	70
NBC Universal Media LLC,
2.88%, 1/15/23 (e)	175	167
5.95%, 4/1/41	50	57
NetApp, Inc.
2.00%, 12/15/17	50	49
News America, Inc.
6.15%, 2/15/41	75	83
Omnicom Group, Inc.
3.63%, 5/1/22	100	96
Oracle Corp.
3.63%, 7/15/23	130	130
Philip Morris International, Inc.
2.50%, 8/22/22	130	120
Qtel International Finance Ltd.
3.25%, 2/21/23 (c)	200	182
Rio Tinto Finance USA PLC
2.88%, 8/21/22 (e)	100	92
Sanofi
4.00%, 3/29/21	135	143
SK Telecom Co., Ltd.
2.13%, 5/1/18 (c)(e)	200	196
Statoil ASA
5.25%, 4/15/19	100	115
Telefonaktiebolaget LM Ericsson
4.13%, 5/15/22	75	73
United Technologies Corp.
4.50%, 6/1/42	40	39
Vale Overseas Ltd.
5.63%, 9/15/19	85	93
Verizon Communications, Inc.,
3.85%, 11/1/42	50	40
6.55%, 9/15/43	250	283
VF Corp.
3.50%, 9/1/21	105	106
Viacom, Inc.
5.85%, 9/1/43	100	102
Volkswagen International Finance N.V.
2.38%, 3/22/17 (c)	115	118
Weatherford International Ltd.
4.50%, 4/15/22 (e)	100	99
	Face Amount (000)	Value (000)
Wesfarmers Ltd.,
1.87%, 3/20/18 (c)	$55	$54
2.98%, 5/18/16 (c)	85	89
Westvaco Corp.
8.20%, 1/15/30 (e)	45	53
WPP Finance 2010
3.63%, 9/7/22	150	143
		6,429
Utilities (2.6%)
Buckeye Partners LP
4.15%, 7/1/23	75	73
CEZ AS
4.25%, 4/3/22 (c)	200	201
Enterprise Products Operating LLC,
Series N
6.50%, 1/31/19	10	12
Exelon Generation Co., LLC
6.25%, 10/1/39	140	145
Jersey Central Power & Light Co.
4.70%, 4/1/24 (c)	175	178
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	160	183
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	60	72
8.75%, 5/1/19	65	83
PPL WEM Holdings PLC
3.90%, 5/1/16 (c)	150	157
State Grid Overseas Investment 2013 Ltd.
3.13%, 5/22/23 (c)(e)	200	187
		1,291
		15,202
Municipal Bonds (1.3%)
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	40	46
City of New York, NY,
Series G-1
5.97%, 3/1/36	85	95
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	130	149
Municipal Electric Authority of Georgia
6.66%, 4/1/57	155	159
State of California,
General Obligation Bonds
5.95%, 4/1/16	175	196
		645
Sovereign (4.7%)
Banco Nacional de Desenvolvimento, Economico e Social
5.50%, 7/12/20 (c)(e)	150	154
Bermuda Government International Bond
4.85%, 2/6/24 (c)	200	199

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Sovereign (cont'd)
Brazilian Government International Bond
4.88%, 1/22/21	$120	$129
Caixa Economica Federal
3.50%, 11/7/22 (c)(e)	150	124
Credit Mutuel - CIC Home Loan SFH
1.50%, 11/16/17 (c)(e)	200	198
KazMunayGas National Co., JSC
6.38%, 4/9/21 (c)(e)	200	220
Mexico Government International Bond
3.63%, 3/15/22 (e)	370	368
Peruvian Government International Bond
8.75%, 11/21/33	110	159
Petroleos Mexicanos
4.88%, 1/24/22 (e)	250	256
Poland Government International Bond
5.00%, 3/23/22	290	313
Russian Foreign Bond - Eurobond
4.50%, 4/4/22 (c)(e)	200	205
		2,325
U.S. Agency Securities (2.5%)
Federal National Mortgage Association,
0.88%, 10/26/17	300	296
5.38%, 6/12/17	700	808
6.63%, 11/15/30	100	134
		1,238
U.S. Treasury Securities (15.6%)
U.S. Treasury Bonds,
3.00%, 5/15/42	1,280	1,122
3.13%, 11/15/41	1,488	1,342
U.S. Treasury Notes,
0.38%, 1/15/16	1,700	1,699
0.63%, 8/15/16 (e)	1,400	1,401
2.25%, 3/31/16	2,025	2,115
		7,679
Total Fixed Income Securities (Cost $47,710)		47,686
	Shares
Short-Term Investments (16.7%)
Securities held as Collateral on Loaned Securities (10.8%)
Investment Company (9.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	4,762,088	4,762
	Face Amount (000)
Repurchase Agreements (1.1%)
Barclays Capital, Inc., (0.06%, dated 9/30/13, due 10/1/13; proceeds $391; fully collateralized by a U.S. Government Obligation; 0.63% due 9/30/17; valued at $399)	$391	391
	Face Amount (000)	Value (000)
BNP Paribas Securities Corp., (0.05%, dated 9/30/13, due 10/1/13; proceeds $131; fully collateralized by a U.S. Government Obligation; 2.75% due 2/15/19; valued at $133)	$131	$131
		522
Total Securities held as Collateral on Loaned Securities (Cost $5,284)		5,284
	Shares
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $1,397)	1,397,026	1,397
	Face Amount (000)
U.S. Treasury Securities (3.0%)
U.S. Treasury Bills,
0.06%, 1/30/14 (g)(h)	$5	5
0.07%, 1/30/14 (g)(h)	50	50
0.08%, 11/14/13 (g)	1,400	1,400
Total U.S. Treasury Securities (Cost $1,455)		1,455
Total Short-Term Investments (Cost $8,136)		8,136
Total Investments (113.6%) (Cost $55,846) Including $5,392 of Securities Loaned (i)		55,822
Liabilities in Excess of Other Assets (-13.6%)		(6,674)
Net Assets (100.0%)		$49,148

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2013.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2013.

(e)  All or a portion of this security was on loan at September 30, 2013.

(f)  When-issued security.

(g)  Rate shown is the yield to maturity at September 30, 2013.

(h)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(i)  Securities are available for collateral in connection with purchase of a when-issued security, securities purchased on a forward commitment basis, open futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	43	$9,472	Dec-13	$23
U.S. Treasury 30 yr. Bond	1	133	Dec-13	2
U.S. Treasury Ultra Long Bond	7	995	Dec-13	7
Short:
U.S. Treasury 10 yr. Note	22	(2,781)	Dec-13	(42)
U.S. Treasury 5 yr. Note	2	(242)	Dec-13	(1)
				$(11)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2013:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)		Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank Alcoa, Inc.	Buy	$250	1.00%	9/20/18	$26		$(5)	$21	BBB-
Barclays Bank Quest Diagnostics Inc.	Buy	250	1.00	12/20/18	—		(2)	(2)	BBB+
JPMorgan Chase CDX.NA.IG. 20	Sell	500	1.00	6/20/18	3		4	7	NR
JPMorgan Chase CDX.NA.IG. 20	Sell	110	1.00	6/20/18	1		— @	1	NR
JPMorgan Chase Kohl's Corporation	Buy	275	1.00	6/20/18	16		(12)	4	BBB+
Morgan Stanley & Co., LLC* CDX.NA.IG. 20	Sell	250	1.00	6/20/18	—	@	3	3	NR
		$1,635			$46		$(12)	$34

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2013:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Receive	2.10%	2/5/23	$750	$34
Barclays Bank	3 Month LIBOR	Receive	2.90	5/13/43	630	85
Deutsche Bank	3 Month LIBOR	Receive	2.80	5/1/43	640	98
Goldman Sachs	3 Month LIBOR	Receive	2.09	2/15/23	1,190	57
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.48	8/1/15	6,234	(8)
Royal Bank of Canada	3 Month LIBOR	Receive	2.06	2/6/23	1,200	59
						$325

@   Value is less than $500.

†  Credit Rating as issued by Standard and Poor's.

*  Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR  Not Rated.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Core Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $49,687)	$49,663
Investment in Security of Affiliated Issuer, at Value (Cost $6,159)	6,159
Total Investments in Securities, at Value (Cost $55,846)	55,822
Cash	173
Receivable for Investments Sold	856
Unrealized Appreciation on Swap Agreements	337
Interest Receivable	322
Due from Adviser	57
Premium Paid on Open Swap Agreements	46
Receivable for Portfolio Shares Sold	3
Receivable from Affiliate	—	@
Receivable for Variation Margin on Futures Contracts	—	@
Other Assets	26
Total Assets	57,642
Liabilities:
Collateral on Securities Loaned, at Value	5,456
Payable for Investments Purchased	2,880
Payable for Sub Transfer Agency Fees	73
Payable for Sub Transfer Agency Fees — Class I	5
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Portfolio Shares Redeemed	28
Unrealized Depreciation on Swap Agreements	19
Payable for Custodian Fees	5
Payable for Professional Fees	4
Payable for Trustees' Fees and Expenses	4
Payable for Transfer Agent Fees	3
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	3
Payable for Variation Margin on Swap Agreements	1
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	13
Total Liabilities	8,494
Net Assets	$49,148
Net Assets Consist Of:
Paid-in-Capital	$85,984
Accumulated Undistributed Net Investment Income	558
Accumulated Net Realized Loss	(37,672)
Unrealized Appreciation (Depreciation) on:
Investments	(24)
Futures Contracts	(11)
Swap Agreements	313
Net Assets	$49,148

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Core Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2013 (000)
CLASS I:
Net Assets	$48,620
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	4,853,714
Net Asset Value, Offering and Redemption Price Per Share	$10.02
CLASS A*:
Net Assets	$518
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	51,452
Net Asset Value, Redemption Price Per Share	$10.07
Maximum Sales Load§§	4.25%
Maximum Sales Charge	$0.45
Maximum Offering Price Per Share	$10.52
CLASS L:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	972
Net Asset Value, Offering and Redemption Price Per Share	$10.07
(1) Including: Securities on Loan, at Value:	$5,392

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 4.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Core Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$1,598
Income from Securities Loaned — Net	11
Interest from Securities of Affiliated Issuers (Note G)	7
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	1,619
Expenses:
Advisory Fees (Note B)	198
Professional Fees	104
Sub Transfer Agency Fees	91
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A*	— @
Shareholder Reporting Fees	45
Administration Fees (Note C)	42
Custodian Fees (Note F)	33
Pricing Fees	31
Registration Fees	31
Transfer Agency Fees (Note E)	13
Transfer Agency Fees — Class I (Note E)	— @
Transfer Agency Fees — Class A* (Note E)	— @
Transfer Agency Fees — Class L (Note E)	— @
Shareholder Services Fees — Class A* (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Trustees' Fees and Expenses	1
Other Expenses	20
Total Expenses	615
Waiver of Advisory Fees (Note B)	(198)
Expenses Reimbursed by Adviser (Note B)	(152)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Expense Offset (Note F)	(— @)
Net Expenses	262
Net Investment Income	1,357
Realized Gain (Loss):
Investments Sold	653
Investments in Affiliates	(1)
Futures Contracts	(140)
Swap Agreements	105
Net Realized Gain	617
Change in Unrealized Appreciation (Depreciation):
Investments	(3,073)
Investments in Affiliates	(29)
Futures Contracts	(11)
Swap Agreements	338
Net Change in Unrealized Appreciation (Depreciation)	(2,775)
Net Realized Gain and Change in Appreciation (Depreciation)	(2,158)
Net Decrease in Net Assets Resulting from Operations	$(801)

@  Amount is less than $500.

*  Effective September 9, 2013 Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Core Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2013 (000)		Year Ended September 30, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,357		$1,698
Net Realized Gain	617		1,478
Net Change in Unrealized Appreciation (Depreciation)	(2,775)		1,356
Net Increase (Decrease) in Net Assets Resulting from Operations	(801)		4,532
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,658)		(2,115)
Class A*:
Net Investment Income	(10)		(3)
Class H@@@:
Net Investment Income	(3	)**	(—	@)***
Class L:
Net Investment Income	(—	@)	(—	@)***
Total Distributions	(1,671)		(2,118)
Capital Share Transactions:(1)
Class I:
Subscribed	2,259		1,368
Distributions Reinvested	1,656		2,115
Redeemed	(9,860)		(12,743)
Class A*:
Subscribed	223		304
Distributions Reinvested	10		3
Conversion from Class H	69		—
Redeemed	(96)		(28)
Class H@@@:
Subscribed	275	**	10	***
Distributions Reinvested	2	**	—
Conversion to Class A	(69	)**	—
Redeemed	(212	)**	—
Class L:
Subscribed	—		10	***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,743)		(8,961)
Total Decrease in Net Assets	(8,215)		(6,547)
Net Assets:
Beginning of Period	57,363		63,910
End of Period (Including Accumulated Undistributed Net Investment Income of $558 and $768)	$49,148		$57,363
(1) Capital Share Transactions:
Class I:
Shares Subscribed	220		134
Shares Issued on Distributions Reinvested	161		210
Shares Redeemed	(957)		(1,248)
Net Decrease in Class I Shares Outstanding	(576)		(904)
Class A*:
Shares Subscribed	21		30
Shares Issued on Distributions Reinvested	1		—	@@
Conversion from Class H	7
Shares Redeemed	(9)		(3)
Net Increase in Class A* Shares Outstanding	20		27
Class H@@@:
Shares Subscribed	26	**	1	***
Shares Issued on Distribution Reinvested	—	@@**	—
Conversion to Class A	(7	)**	—
Shares Redeemed	(20	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(1)		1
Class L:
Shares Subscribed	—		1	***

@  Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

***  For the period April 27, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$10.50	$10.08	$9.96		$9.49		$9.18
Income (Loss) from Investment Operations:
Net Investment Income†	0.26	0.29	0.34		0.34		0.34
Net Realized and Unrealized Gain (Loss)	(0.42)	0.48	0.08		0.45		0.57
Total from Investment Operations	(0.16)	0.77	0.42		0.79		0.91
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.35)	(0.30)		(0.32)		(0.60)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$10.02	$10.50	$10.08		$9.96		$9.49
Total Return++	(1.57)%	7.83%	4.34%		8.57%		10.41%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,620	$57,013	$63,866		$75,651		$93,768
Ratio of Expenses to Average Net Assets (1)	0.49%+	0.49%+	0.50	%+††	0.50	%+††	0.50	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.57%+	2.80%+	3.43	%+††	3.58	%+††	3.73	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%§	0.00	%§	0.01%
Portfolio Turnover Rate	187%	216%	234%		261%		437%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.16%	0.97%	0.99	%††	0.67	%+††	0.61	%+
Net Investment Income to Average Net Assets	1.90%	2.32%	2.94	%††	3.41	%+††	3.62	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Core Fixed Income Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$10.56	$10.14	$10.01		$9.53		$9.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.24	0.23	0.31		0.32		0.31
Net Realized and Unrealized Gain (Loss)	(0.43)	0.52	0.09		0.46		0.58
Total from Investment Operations	(0.19)	0.75	0.40		0.78		0.89
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.33)	(0.27)		(0.30)		(0.48)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$10.07	$10.56	$10.14		$10.01		$9.53
Total Return++	(1.89)%	7.55%	4.11%		8.47%		10.10%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$518	$330	$44		$209		$214
Ratio of Expenses to Average Net Assets (1)	0.75%+^	0.74%+	0.75	%+††	0.75	%+††	0.75	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.32%+^	2.25%+	3.18	%+††	3.33	%+††	3.48	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%§	0.00	%§	0.01%
Portfolio Turnover Rate	187%	216%	234%		261%		437%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44%	1.33%	1.24	%††	0.92	%+††	0.86	%+
Net Investment Income to Average Net Assets	1.63%	1.66%	2.69	%††	3.16	%+††	3.37	%+

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.75% for Class A shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Core Fixed Income Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2013		Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.55		$10.29
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.06
Net Realized and Unrealized Gain (Loss)	(0.48)		0.27
Total from Investment Operations	(0.21)		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.07)
Net Asset Value, End of Period	$10.07		$10.55
Total Return++	(2.05)%		3.23	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (1)	1.00	%+^^	0.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.41	%+^^	1.45	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%*
Portfolio Turnover Rate	187%		216	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.21%		1.58	%*
Net Investment Income to Average Net Assets	1.20%		0.86	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class L shares.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$10,833	$—	$10,833
Asset-Backed Securities	—	2,056	—	2,056
Collateralized Mortgage Obligations — Agency Collateral Series	—	4,847	—	4,847
Commercial Mortgage-Backed Securities	—	2,861	—	2,861
Corporate Bonds	—	15,202	—	15,202
Municipal Bonds	—	645	—	645
Sovereign	—	2,325	—	2,325
U.S. Agency Securities	—	1,238	—	1,238
U.S. Treasury Securities	—	7,679	—	7,679
Total Fixed Income Securities	—	47,686	—	47,686
Short-Term Investments
Investment Company	6,159	—	—	6,159
Repurchase Agreements	—	522	—	522
U.S. Treasury Securities	—	1,455	—	1,455
Total Short-Term Investments	6,159	1,977	—	8,136
Futures Contracts	32	—	—	32
Credit Default Swap Agreements	—	7	—	7
Interest Rate Swap Agreements	—	333	—	333
Total Assets	6,191	50,003	—	56,194
Liabilities:
Futures Contracts	(43)	—	—	(43)
Credit Default Swap Agreements	—	(19)	—	(19)
Interest Rate Swap Agreements	—	(8)	—	(8)
Total Liabilities	(43)	(27)	—	(70)
Total	$6,148	$49,976	$—	$56,124

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2013, the Portfolio did not have any investments transfer between investment levels.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. In a zero coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Cleared swap transactions help reduce counterparty

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. During the period these OTC swap agreements are open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. The Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$32	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	4
Swap Agreements	Variation Margin	Credit Risk	3	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	333
Total			$372
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$(43	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(19)
Swap Agreements	Variation Margin	Interest Rate Risk	(8	)(a)
Total			$(70)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(140)
Credit Risk	Swap Agreements	(4)
Interest Rate Risk	Swap Agreements	109
Total		$(35)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(11)
Credit Risk	Swap Agreements	(12)
Interest Rate Risk	Swap Agreements	350
Total		$327

For the year ended September 30, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$20,293,000
Swap Agreements:
Average monthly notional amount	$12,404,000

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2013, as presented on the Statement of Assets and Liabilities, were approximately $5,392,000 and $5,509,000, respectively. The Portfolio received cash collateral of approximately $5,456,000, of which, approximately $5,284,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At September 30, 2013, there was uninvested cash collateral of approximately $172,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $53,000 was received in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Portfolio. For the year ended September 30, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.50% for Class I shares, 0.75% for Class A shares and 1.00% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% and 1.10% for Class A and Class L, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended September 30, 2013, approximately $350,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $15,695,000 and $15,897,000, respectively. For the year ended September 30, 2013, purchases and sales of long-term U.S. Government securities were approximately $80,942,000 and $86,317,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2013, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2013 is as follows:

Value September 30, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2013 (000)
$9,560	$25,866	$29,267	$3	$6,159

For the year ended September 30, 2013, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2012 (000)	Purchases at Cost** (000)	Sales** (000)	Realized Loss** (000)	Interest Income** (000)	Value September 30, 2013 (000)
$179	$172	$102	$(1)	$7	$374	*

*  Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

**  Data represents transactions prior to June 30, 2013.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2013, remains subject to examination by taxing authorities.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From: Ordinary Income (000)	2012 Distributions Paid From: Ordinary Income (000)
$1,671	$2,118

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in Capital (000)
$104	$(104)	—

At September 30, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$546	—

At September 30, 2013, the aggregate cost for Federal income tax purposes is approximately $55,847,000. The aggregate gross unrealized appreciation is approximately $1,298,000 and the aggregate gross unrealized depreciation is approximately $1,323,000 resulting in net unrealized depreciation of approximately $25,000.

At September 30, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$34,355	September 30, 2017
3,319	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $324,000.

I. Accounting Pronouncements: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities," replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities." ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Portfolio's financial statements.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2013

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; and a member of the advisory board of American Road Group LLC (retail) (since June 2000) Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Director and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTFXDINCANN
752739 EXP 11.30.14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
U.S. Privacy Policy	35
Trustee and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2013

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/29/13	Actual Ending Account Value 9/30/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$980.50	$1,021.71	$3.73	$3.81	0.74%
Core Plus Fixed Income Portfolio Class A***	1,000.00	980.20	1,020.38	5.05	5.15	1.00
Core Plus Fixed Income Portfolio Class L	1,000.00	978.60	1,019.11	6.30	6.43	1.25

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 186/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee was higher but close to its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2013, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of -0.42%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned -1.68%.

Factors Affecting Performance

•  Given the weaker-than-expected economic conditions last year, the Federal Open Market Committee (FOMC) had enacted various easing policies, which included another round of asset purchases, known as quantitative easing (QE3), and extended the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level.

•  One of the key developments of the year occurred in May with the Federal Reserve's (Fed) announcement that, conditional on positive economic data, it may start to reduce the pace of asset purchases soon. Asset prices have benefited from extremely easy central bank policies, so the mere suggestion of a reduction in support resulted in volatility across markets. The Fed's economic forecasts from its June meeting further fueled anxiety by providing justification for a sooner-rather-than-later first rate hike. Interest rates rose sharply and the short to intermediate part of the yield curve steepened. However, the Fed surprised the market with its announcement in September that it would not begin to reduce the pace of asset purchases at that time, as it was concerned that fiscal conditions were weak enough to cause a slowdown in growth.

•  Economic growth in the U.S. has remained sluggish as gross domestic product (GDP) growth over the past year has been under 2% (as of the most recently reported quarter, June 30, 2013) and inflation has been on the lower side as well. There was some improvement in the labor market as job growth has been strong, especially given the headwinds from fiscal tightening this year, although the unemployment rate remains at 7.3%, well above the Fed's target rate.

•  The U.S. housing market made solid gains, benefiting from the favorable low rate environment.

Interest rate increases over the summer did, however, reduce purchase activity. The primary mortgage rate ended the period at 4.43%, up from a low of 3.37% earlier in the year. The most recent S&P/Case-Shiller Home Price Index number was up roughly 12% from a year prior. Rising home prices are indicative of a housing recovery, although the pace is not expected to continue. Within the non-agency sector, new delinquencies and loss severities continue to decline.

•  Fixed-rate agency mortgage performance was mixed. Concerns about the Fed's tapering of mortgage purchases led to strong underperformance in the sector. However, performance reversed after the FOMC announced in September the purchase program would continue in the near term. Prepayments slowed considerably towards the end of the period as the increase in rates led to a large decrease in refinancing activity.

•  The investment grade credit segment performed strongly from early in the period up to the May FOMC "taper" statement. Performance in the latter half of May and in June was negatively impacted by a broad sell-off in fixed income assets, including investment grade bonds, as interest rates rose rapidly. Performance for the remainder of the period improved somewhat, helping to offset the negative performance of those months. High yield securities performed well during the period as spreads narrowed and default rates remained low. Performance of convertible bonds was also positive, in large part due to the strong equity market.

•  While Treasury yields increased over the period, they declined from their highs reached prior to the Fed's "no taper" announcement in September. Yields on 2-, 5-, 10- and 30-year Treasury bonds ended the period 9, 76, 98 and 86 basis points higher, respectively.

•  The Portfolio's positioning in the corporate sector was one of the main drivers of its outperformance. In particular, an overweight in financials and an allocation to high yield and convertible securities contributed significantly to returns.

•  The Portfolio's allocation to non-agency mortgages was the other main contributor to relative returns, as the sector performed well.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  A small overweight to emerging market debt detracted slightly from returns as that sector was particularly hit in the sell-off during the summer.

•  An overweight to lower coupon mortgages also hurt relative performance as spreads widened on concerns that the Fed would start tapering asset purchases.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive.

•  The Portfolio also had allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds. These sectors performed very well during the period and we took advantage of the sell-off in June to increase exposure to some of these sectors.

•  With regard to interest rate strategy, the Portfolio had been positioned to be underweight duration at the 10-year part of the yield curve. We unwound this position toward the end of the reporting period.

•  We continue being overweight spread product (non-government bonds) as we believe the yield advantage could provide attractive returns over the near term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A** and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	-0.42%	6.22%	3.49%	7.44%
Barclays Capital U.S. Aggregate Index	-1.68	5.41	4.59	7.62
Lipper Core Plus Bond Funds Index	-0.35	7.57	5.33	—
Portfolio — Class A** Shares w/o sales charges(5)	-0.68	5.96	3.23	4.64
Portfolio — Class A** Shares with maximum 4.25% sales charges(5)	-4.94	5.04	2.79	4.38
Barclays Capital U.S. Aggregate Index	-1.68	5.41	4.59	5.75
Lipper Core Plus Bond Funds Index	-0.35	7.57	5.33	—
Portfolio — Class L Shares w/o sales charges(6)	-0.95	—	—	2.51
Barclays Capital U.S. Aggregate Index	-1.68	—	—	0.63
Lipper Core Plus Bond Funds Index	-0.35	—	—	2.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Portfolio Composition+

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	22.0%
Industrials	16.1
Other++	15.9
Finance	15.7
Mortgages — Other	9.6
U.S. Treasury Securities	8.1
Short-Term Investments	7.2
Sovereign	5.4
Total Investments	100.0	%+++

+  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2013.

++  Industries and/or investment types representing less than 5% of total investments.

+++  Does not include open long/short futures contracts with an underlying face amount of approximately $67,590,000 with net unrealized appreciation of approximately $51,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $289,000. Does not include open swap agreements with net unrealized appreciation of approximately $1,153,000.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (97.0%)
Agency Adjustable Rate Mortgage (0.8%)
Federal National Mortgage Association,
Conventional Pool
2.34%, 5/1/35	$1,403		$1,488
Agency Fixed Rate Mortgages (23.6%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
12.00%, 2/1/15	—	@	—	@
13.00%, 6/1/19	—	@	—	@
Gold Pools:
5.00%, 10/1/35	149		161
6.00%, 10/1/36 - 8/1/38	820		897
6.50%, 3/1/16 - 8/1/33	347		385
7.00%, 6/1/28 - 11/1/31	100		107
October TBA:
3.50%, 10/1/43 (a)	810		822
Federal National Mortgage Association,
Conventional Pools:
3.50%, 12/1/42	3,513		3,538
4.00%, 11/1/41 - 7/1/43	9,359		9,830
5.00%, 1/1/37 - 3/1/41	1,679		1,827
5.50%, 6/1/35 - 5/1/41	5,224		5,703
6.50%, 11/1/23 - 1/1/34	3,235		3,625
7.00%, 11/1/13 - 1/1/34	540		596
8.50%, 1/1/15	1		1
9.50%, 4/1/30	500		603
12.00%, 11/1/15	12		12
12.50%, 9/1/15	2		2
October TBA:
2.50%, 10/1/43 (a)	1,750		1,760
3.50%, 10/1/43 (a)	2,087		2,125
4.00%, 10/1/43 (a)	957		1,005
Government National Mortgage Association,
October TBA:
3.50%, 10/20/43 (a)	4,970		5,125
4.50%, 10/20/43 (a)	3,660		3,946
Various Pools:
4.00%, 8/20/41 - 3/20/43	2,258		2,394
4.50%, 8/15/39	464		500
			44,964
Asset-Backed Securities (1.8%)
Contimortgage Home Equity Trust
8.10%, 8/15/25	35		35
CVS Pass-Through Trust
6.04%, 12/10/28	458		506
Mid-State Trust IV
8.33%, 4/1/30	24		26
Santander Drive Auto Receivables Trust,
3.06%, 11/15/17	1,075		1,097
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	581		582
	Face Amount (000)	Value (000)
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	$1,179	$1,237
		3,483
Collateralized Mortgage Obligations — Agency Collateral Series (5.3%)
Federal Home Loan Mortgage Corporation,
IO
0.82%, 1/25/21 (c)	9,936	349
IO PAC REMIC
6.29%, 6/15/40 (c)	8,805	1,421
IO REMIC
5.87%, 4/15/39 (c)	3,044	568
IO STRIPS
7.50%, 12/1/29	69	10
8.00%, 1/1/28	119	28
PAC REMIC
9.50%, 4/15/20	1	1
REMIC
3.50%, 12/15/42	830	742
Federal National Mortgage Association,
IO
6.21%, 9/25/20 (c)	5,100	1,386
IO PAC REMIC
8.00%, 9/18/27	303	64
IO REMIC
5.00%, 8/25/37	336	4
6.00%, 7/25/33	284	45
6.42%, 9/25/38 (c)	2,483	486
IO STRIPS
6.50%, 9/1/29 - 12/1/29	1,307	258
8.00%, 4/1/24	351	47
8.50%, 10/1/25	104	21
9.00%, 11/1/26	95	23
REMIC
7.00%, 9/25/32	583	677
9.23%, 10/25/41 (c)(d)	475	466
63.47%, 9/25/20 (c)(d)	6	11
Government National Mortgage Association,
IO
3.50%, 5/20/43	2,571	533
5.00%, 2/16/41	729	162
5.87%, 11/16/40 (c)	4,073	798
5.92%, 7/16/33 (c)	6,706	967
6.42%, 4/16/41 (c)	5,041	1,037
		10,104
Commercial Mortgage-Backed Securities (3.8%)
CGBAM Commercial Mortgage Trust
3.03%, 5/15/30 (b)(c)	340	342
Commercial Mortgage Pass-Through Certificates,
4.40%, 7/10/45 (b)(c)	493	458
5.05%, 8/10/46 (b)(c)	800	704
IO
0.49%, 7/10/45 (c)	16,500	304

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Commercial Mortgage Trust
5.48%, 3/10/39	$450	$476
DBUBS Mortgage Trust
5.63%, 7/10/44 (b)(c)	325	340
Extended Stay America Trust
3.90%, 12/5/31 (b)	740	720
FREMF Mortgage Trust,
3.54%, 7/25/23 (b)(c)	825	638
3.67%, 6/25/45 (b)(c)	464	369
GS Mortgage Securities Corp. II
2.78%, 11/8/29 (b)(c)	500	497
JP Morgan Chase Commercial Mortgage Securities Trust, IO
0.73%, 4/15/46 (c)	6,956	315
0.81%, 1/15/46 (c)	10,950	336
WF-RBS Commercial Mortgage Trust,
3.43%, 6/15/45	966	962
3.71%, 3/15/45 (c)	140	133
4.99%, 7/15/46 (b)(c)	805	683
		7,277
Corporate Bonds (36.2%)
Finance (16.9%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	490	498
ABN Amro Bank N.V.
4.25%, 2/2/17 (b)	600	642
Aegon N.V.
4.63%, 12/1/15	480	515
Alexandria Real Estate Equities, Inc.
4.60%, 4/1/22	400	403
American Campus Communities Operating Partnership LP
3.75%, 4/15/23	250	237
American International Group, Inc.,
4.88%, 6/1/22 (e)	275	295
6.40%, 12/15/20	375	443
Banco de Credito del Peru
6.13%, 4/24/27 (b)(c)	400	393
Bank of America Corp.,
MTN
3.30%, 1/11/23	660	619
Barclays Bank PLC
6.05%, 12/4/17 (b)	650	725
BNP Paribas SA
5.00%, 1/15/21	300	325
Boston Properties LP
3.80%, 2/1/24	175	169
Brookfield Asset Management, Inc.
5.80%, 4/25/17	235	258
Capital One Bank, USA NA
3.38%, 2/15/23	366	343
	Face Amount (000)	Value (000)
Citigroup, Inc., (See Note G)
4.05%, 7/30/22	$165	$161
5.50%, 9/13/25	120	124
6.68%, 9/13/43	120	130
8.13%, 7/15/39	175	244
8.50%, 5/22/19	659	843
CNA Financial Corp.
5.75%, 8/15/21	315	355
Commonwealth Bank of Australia
5.00%, 3/19/20 (b)(e)	300	336
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%, 11/9/22	475	457
Coventry Health Care, Inc.
5.45%, 6/15/21	540	601
Credit Agricole SA
2.13%, 4/17/18 (b)	675	669
Credit Suisse AG
6.50%, 8/8/23 (b)	425	431
Deutsche Annington Finance BV
5.00%, 10/2/23 (b)(f)	475	472
Deutsche Bank AG
4.30%, 5/24/28 (c)	395	357
Discover Bank
7.00%, 4/15/20	575	678
General Electric Capital Corp.,
MTN
5.88%, 1/14/38	235	260
Series G
6.00%, 8/7/19	694	809
Genworth Holdings, Inc.
7.20%, 2/15/21	375	433
Goldman Sachs Group, Inc. (The),
2.38%, 1/22/18	105	104
3.63%, 1/22/23 (e)	390	374
6.75%, 10/1/37	490	513
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (b)	850	946
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	645	729
HBOS PLC,
Series G
6.75%, 5/21/18 (b)	813	907
Healthcare Trust of America Holdings LP
3.70%, 4/15/23 (b)	350	329
HSBC Finance Corp.
6.68%, 1/15/21	420	480
HSBC Holdings PLC
4.00%, 3/30/22	275	280
ING Bank N.V.
5.80%, 9/25/23 (b)	520	526
ING US, Inc.
5.50%, 7/15/22	400	431

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Intesa Sanpaolo SpA
3.88%, 1/16/18	$580	$571
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.38%, 4/1/20 (b)	380	378
JPMorgan Chase & Co.,
3.20%, 1/25/23	690	647
3.38%, 5/1/23	525	477
4.63%, 5/10/21	380	406
Kilroy Realty LP
3.80%, 1/15/23	325	306
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)	490	535
Mallinckrodt International Finance SA
4.75%, 4/15/23 (b)	425	405
Markel Corp.
3.63%, 3/30/23	450	428
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	908	1,071
Mizuho Corporate Bank Ltd.
1.85%, 3/21/18 (b)(e)	485	474
National Retail Properties, Inc.
3.30%, 4/15/23	350	319
Nationwide Building Society
6.25%, 2/25/20 (b)	645	730
Nationwide Financial Services, Inc.
5.38%, 3/25/21 (b)	450	483
PHH Corp.
4.00%, 9/1/14	287	313
Piedmont Operating Partnership LP
3.40%, 6/1/23	425	387
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	791	893
Principal Financial Group, Inc.
1.85%, 11/15/17	575	571
QBE Capital Funding III Ltd.
7.25%, 5/24/41 (b)(c)	550	581
Realty Income Corp.
3.25%, 10/15/22	400	369
Royal Bank of Scotland Group PLC
6.13%, 12/15/22 (e)	425	430
Santander Holdings USA, Inc.
3.45%, 8/27/18	170	174
Societe Generale SA
5.20%, 4/15/21 (b)(e)	455	496
Standard Chartered PLC
3.95%, 1/11/23 (b)(e)	310	292
Swedbank AB
2.13%, 9/29/17 (b)	460	464
UnitedHealth Group, Inc.
2.88%, 3/15/23	425	401
	Face Amount (000)	Value (000)
WellPoint, Inc.
2.75%, 10/15/42 (b)(e)	$330	$422
Wells Fargo & Co.,
Series M
3.45%, 2/13/23	320	300
		32,167
Industrials (17.3%)
Albea Beauty Holdings SA
8.38%, 11/1/19 (b)	600	627
Allegheny Technologies, Inc.
4.25%, 6/1/14 (e)	297	309
American Tower Corp.
3.50%, 1/31/23	780	686
Amgen, Inc.
5.15%, 11/15/41	198	193
Apple, Inc.
2.40%, 5/3/23	400	363
ARAMARK Corp.
5.75%, 3/15/20 (b)	410	416
ArcelorMittal
10.35%, 6/1/19 (e)	316	390
Archer-Daniels-Midland Co.
0.88%, 2/15/14	388	395
AT&T, Inc.
6.30%, 1/15/38	350	379
Barrick Gold Corp.
4.10%, 5/1/23	480	423
BE Aerospace, Inc.
5.25%, 4/1/22	200	199
Bombardier, Inc.
6.13%, 1/15/23 (b)	400	402
Boston Scientific Corp.,
4.13%, 10/1/23	250	249
6.00%, 1/15/20	480	550
BP Capital Markets PLC
3.25%, 5/6/22	600	580
Canadian Oil Sands Ltd.
7.75%, 5/15/19 (b)	425	516
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 4/15/23	325	294
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 6/15/19 (e)	260	289
CNOOC Finance 2013 Ltd.
3.00%, 5/9/23	540	486
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	750	701
Eldorado Gold Corp.
6.13%, 12/15/20 (b)(e)	380	369
Exide Technologies
8.63%, 2/1/18 (e)(g)(h)	219	160
Experian Finance PLC
2.38%, 6/15/17 (b)	635	631

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Fiserv, Inc.
3.13%, 6/15/16	$360	$376
Ford Motor Credit Co., LLC
4.21%, 4/15/16	860	912
General Motors Co.
4.88%, 10/2/23 (b)	375	368
Georgia-Pacific LLC
8.88%, 5/15/31	280	388
GlaxoSmithKline Capital, Inc.
4.20%, 3/18/43	50	47
Glencore Funding LLC,
2.50%, 1/15/19 (b)	335	314
4.13%, 5/30/23 (b)(e)	190	176
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	630	743
HCA, Inc.
4.75%, 5/1/23 (e)	445	420
Heathrow Funding Ltd.
4.88%, 7/15/21 (b)(e)	525	556
Hewlett-Packard Co.
4.65%, 12/9/21 (e)	155	152
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)(e)	483	548
Host Hotels & Resorts LP,
Series D
3.75%, 10/15/23	150	139
Intel Corp.,
2.70%, 12/15/22	400	372
2.95%, 12/15/35 (e)	356	386
International Game Technology
3.25%, 5/1/14	305	338
Kinross Gold Corp.
5.13%, 9/1/21 (e)	520	494
Lam Research Corp.
1.25%, 5/15/18 (e)	304	367
Lowe's Cos., Inc.
5.00%, 9/15/43	150	152
MasTec, Inc.
4.88%, 3/15/23	395	371
MDC Partners, Inc.
6.75%, 4/1/20 (b)	420	427
MeadWestvaco Corp.
7.38%, 9/1/19	155	181
MetroPCS Wireless, Inc.
6.25%, 4/1/21 (b)(e)	545	550
Murphy Oil Corp.
3.70%, 12/1/22	345	322
NBC Universal Media LLC,
2.88%, 1/15/23 (e)	250	238
5.95%, 4/1/41	400	453
NetApp, Inc.
2.00%, 12/15/17	200	197
	Face Amount (000)	Value (000)
News America, Inc.
6.15%, 2/15/41	$350	$387
NOVA Chemicals Corp.
5.25%, 8/1/23 (b)(e)	375	377
Nuance Communications, Inc.
2.75%, 11/1/31 (e)	286	290
Omnicom Group, Inc.
3.63%, 5/1/22	455	437
ON Semiconductor Corp.,
Series B
2.63%, 12/15/26 (e)	290	315
Philip Morris International, Inc.
2.50%, 8/22/22	495	457
Pioneer Natural Resources Co.
7.50%, 1/15/20	375	460
Priceline.com, Inc.
0.35%, 6/15/20 (b)(e)	481	506
Qtel International Finance Ltd.
3.25%, 2/21/23 (b)	450	410
QVC, Inc.
4.38%, 3/15/23	400	373
Rio Tinto Finance USA PLC
2.88%, 8/21/22 (e)	380	350
RR Donnelley & Sons Co.
7.88%, 3/15/21 (e)	345	372
SanDisk Corp.
1.50%, 8/15/17 (e)	261	346
Silgan Holdings, Inc.
5.50%, 2/1/22 (b)	500	489
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 5/17/22 (b)	500	491
SK Telecom Co., Ltd.
2.13%, 5/1/18 (b)	200	196
Telefonaktiebolaget LM Ericsson
4.13%, 5/15/22	300	294
Trinity Industries, Inc.
3.88%, 6/1/36 (e)	273	333
United States Steel Corp.
4.00%, 5/15/14	307	316
United Technologies Corp.
4.50%, 6/1/42	165	161
Verisk Analytics, Inc.
5.80%, 5/1/21	550	609
Verizon Communications, Inc.,
3.85%, 11/1/42	300	238
6.55%, 9/15/43	925	1,048
Viacom, Inc.
5.85%, 9/1/43	425	434
Volkswagen International Finance N.V.
2.38%, 3/22/17 (b)	550	565
Wal-Mart Stores, Inc.
5.25%, 9/1/35	290	312

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Weatherford International Ltd.
4.50%, 4/15/22	$400	$397
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	390	407
Westvaco Corp.
8.20%, 1/15/30	185	218
WMG Acquisition Corp.
6.00%, 1/15/21 (b)(e)	436	455
WPP Finance 2010
3.63%, 9/7/22	550	523
Wyndham Worldwide Corp.
4.25%, 3/1/22	680	671
		32,831
Utilities (2.0%)
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 5/15/23	425	402
CEZ AS
4.25%, 4/3/22 (b)	210	211
DCP Midstream Operating LP
3.88%, 3/15/23	375	342
Delmarva Power & Light Co.
4.00%, 6/1/42	475	434
Exelon Generation Co., LLC
6.25%, 10/1/39	445	460
Jersey Central Power & Light Co.
4.70%, 4/1/24 (b)	700	710
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	264	314
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	375	393
State Grid Overseas Investment 2013 Ltd.
3.13%, 5/22/23 (b)(e)	540	504
		3,770
		68,768
Mortgages — Other (10.3%)
Alternative Loan Trust
6.00%, 2/25/37	111	88
Banc of America Alternative Loan Trust,
5.50%, 10/25/35	2,487	2,351
5.86%, 10/25/36	1,006	744
5.91%, 10/25/36 (c)	1,754	1,295
6.00%, 4/25/36	545	566
Banc of America Funding Trust,
0.47%, 7/20/36 (c)	720	620
0.55%, 8/25/36 (c)	129	108
Chaseflex Trust
6.00%, 2/25/37	1,561	1,313
First Horizon Alternative Mortgage Securities Trust
6.25%, 8/25/36	969	822
	Face Amount (000)	Value (000)
GS Mortgage Securities Trust
4.94%, 8/10/46	$500	$438
GSMSC Pass-Through Trust
7.50%, 9/25/36 (b)(c)	1,203	1,075
JP Morgan Mortgage Trust,
5.43%, 6/25/37 (c)	387	328
6.00%, 6/25/37	478	474
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36	2,082	2,038
6.50%, 9/25/37	2,252	1,947
RALI Trust,
0.36%, 12/25/36 (c)	1,157	806
5.50%, 12/25/34	1,548	1,496
6.00%, 11/25/36	318	243
Springleaf Mortgage Loan Trust
3.56%, 12/25/59 (b)(c)	860	841
WaMu Mortgage Pass-Through Certificates
1.13%, 7/25/46 (c)	1,723	1,411
0.92%, 4/25/47 (c)	771	577
		19,581
Municipal Bonds (1.6%)
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	255	290
City of New York, NY,
Series G-1
5.97%, 3/1/36	270	303
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	477	547
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	283	294
6.66%, 4/1/57	320	328
New York City, NY,
Transitional Finance Authority Future Tax Secured Revenue
5.27%, 5/1/27	320	359
State of California,
General Obligation Bonds
5.95%, 4/1/16	830	932
		3,053
Sovereign (5.8%)
Banco Nacional de Desenvolvimento, Economico e Social
5.50%, 7/12/20 (b)	580	597
Brazilian Government International Bond
8.50%, 1/5/24	1,900	779
Caixa Economica Federal
3.50%, 11/7/22 (b)(e)	410	340
Hellenic Republic Government Bond
2.00%, 2/24/25 (i)	1,400	1,067
KazMunayGas National Co., JSC
6.38%, 4/9/21 (b)(e)	900	990

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Sovereign (cont'd)
Mexican Bonos
6.50%, 6/9/22	$13,000	$1,031
Mexico Government International Bond
3.63%, 3/15/22 (e)	550	547
Petroleos Mexicanos
4.88%, 1/24/22	1,000	1,023
Poland Government International Bond
5.00%, 3/23/22	1,000	1,078
Portugal Obrigacoes do Tesouro OT
3.35%, 10/15/15 (b)	1,500	1,961
Russian Foreign Bond - Eurobond
4.50%, 4/4/22 (b)(e)	1,000	1,024
Spain Government International Bond
4.00%, 3/6/18 (b)	650	663
		11,100
U.S. Agency Securities (1.8%)
Federal Home Loan Mortgage Corporation,
3.75%, 3/27/19	2,520	2,776
6.75%, 3/15/31	470	639
		3,415
U.S. Treasury Securities (6.0%)
U.S. Treasury Bonds,
3.13%, 11/15/41	5,900	5,321
3.13%, 2/15/43 (e)	350	314
U.S. Treasury Notes,
0.25%, 4/15/16	3,200	3,182
0.63%, 8/15/16 (e)	1,000	1,001
0.88%, 4/30/17	1,590	1,589
		11,407
Total Fixed Income Securities (Cost $183,760)		184,640
	Shares
Short-Term Investments (14.5%)
Securities held as Collateral on Loaned Securities (4.1%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	6,921,385	6,921
	Face Amount (000)	Value (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (0.06%, dated 9/30/13, due 10/1/13; proceeds $569; fully collateralized by a U.S. Government Obligation; 0.63% due 9/30/17; valued at $580)	$569	$569
BNP Paribas Securities Corp., (0.05%, dated 9/30/13, due 10/1/13; proceeds $190; fully collateralized by a U.S. Government Obligation; 2.75% due 2/15/19; valued at $193)	190	190
		759
Total Securities held as Collateral on Loaned Securities (Cost $7,680)		7,680
	Shares
Investment Company (7.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $14,604)	14,604,153	14,604
	Face Amount (000)
U.S. Treasury Securities (2.7%)
U.S. Treasury Bills,
0.06%, 1/30/14 (j)(k)	$30	30
0.07%, 1/30/14 (j)(k)	104	104
0.11%, 11/14/13 (j)	5,000	4,999
Total U.S. Treasury Securities (Cost $5,133)		5,133
Total Short-Term Investments (Cost $27,417)		27,417
Total Investments (111.5%) (Cost $211,177) Including $7,848 of Securities Loaned (l)		212,057
Liabilities in Excess of Other Assets (-11.5%)		(21,803)
Net Assets (100.0%)		$190,254

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2013.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2013.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(e)  All or a portion of this security was on loan at September 30, 2013.

(f)  When-issued security.

(g)  Issuer in bankruptcy.

(h)  Non-income producing security; bond in default.

(i)  Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2013. Maturity date disclosed is the ultimate maturity date.

(j)  Rate shown is the yield to maturity at September 30, 2013.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with purchase of a when-issued security, securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
HSBC Bank PLC	NOK	5,860	$974	10/4/13	EUR	724	$979	$5
HSBC Bank PLC	SEK	6,492	1,010	10/4/13	USD	979	979	(31)
HSBC Bank PLC	USD	1,476	1,476	10/4/13	AUD	1,581	1,475	(1)
HSBC Bank PLC	USD	1,036	1,036	10/4/13	NOK	6,348	1,056	20
HSBC Bank PLC	USD	1,009	1,009	10/4/13	SEK	6,492	1,010	1
JPMorgan Chase Bank	AUD	1,581	1,475	10/4/13	USD	1,409	1,409	(66)
JPMorgan Chase Bank	EUR	2,189	2,961	10/4/13	USD	2,891	2,891	(70)
JPMorgan Chase Bank	MXN	14,930	1,141	10/4/13	USD	1,116	1,116	(25)
JPMorgan Chase Bank	USD	1,072	1,072	10/4/13	MXN	14,076	1,076	4
JPMorgan Chase Bank	ZAR	6,099	607	10/4/13	USD	592	592	(15)
UBS AG	CHF	3,120	3,450	10/4/13	USD	3,352	3,352	(98)
UBS AG	EUR	5	7	10/4/13	USD	7	7	(— @)
UBS AG	USD	819	819	10/4/13	BRL	1,850	834	15
UBS AG	USD	3,450	3,450	10/4/13	CHF	3,120	3,450	— @
UBS AG	USD	2,969	2,969	10/4/13	EUR	2,194	2,969	— @
UBS AG	USD	63	63	10/4/13	MXN	854	65	2
Wells Fargo Bank	BRL	1,850	834	10/4/13	USD	839	839	5
Wells Fargo Bank	EUR	720	973	10/4/13	NOK	5,860	974	1
Wells Fargo Bank	NOK	6,348	1,056	10/4/13	USD	1,054	1,054	(2)
Wells Fargo Bank	USD	622	622	10/4/13	ZAR	6,099	607	(15)
HSBC Bank PLC	AUD	1,581	1,472	11/5/13	USD	1,473	1,473	1
HSBC Bank PLC	SEK	6,492	1,010	11/5/13	USD	1,009	1,009	(1)
JPMorgan Chase Bank	MXN	14,076	1,073	11/5/13	USD	1,069	1,069	(4)
UBS AG	BRL	1,850	828	11/5/13	USD	813	813	(15)
UBS AG	CHF	3,120	3,451	11/5/13	USD	3,450	3,450	(1)
UBS AG	EUR	2,194	2,969	11/5/13	USD	2,969	2,969	(— @)
Wells Fargo Bank	NOK	5,860	973	11/5/13	EUR	719	972	(1)
Wells Fargo Bank	USD	1,053	1,053	11/5/13	NOK	6,348	1,055	2
			$39,833				$39,544	$(289)

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	225	$49,560	Dec-13	$119
U.S. Treasury 30 yr. Bond	6	800	Dec-13	20
U.S. Treasury Ultra Long Bond	59	8,383	Dec-13	52
Short:
U.S. Treasury 10 yr. Note	70	(8,847)	Dec-13	(140)
				$51

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2013:

Swap Counterparty and Reference Obligation	Notional Buy/Sell Protection	Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)		Unrealized Appreciation (Depreciation) (000)	Credit Value (000)	Rating of Reference Obligation† (unaudited)
Barclays Bank Alcoa, Inc.	Buy	$1,000	1.00%	9/20/18	$105		$(20)	$85	BBB-
Barclays Bank Quest Diagnostics Inc.	Buy	995	1.00	12/20/18	—		(7)	(7)	BBB+
JPMorgan Chase CDX.NA.IG.20	Sell	2,050	1.00	6/20/18	11		15	26	NR
JPMorgan Chase CDX.NA.IG.20	Sell	450	1.00	6/20/18	5		— @	5	NR
JPMorgan Chase Kohl's Corporation	Buy	1,100	1.00	6/20/18	63		(48)	15	BBB+
Morgan Stanley & Co., LLC* CDX.NA.IG.20	Sell	995	1.00	6/20/18	—	@	12	12	NR
		$6,590			$184		$(48)	$136

Interest Rate Swap Agreements:

The Portfolio had the following interes  t rate swap agreements open at September 30, 2013:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Receive	2.10%	2/5/23		$2,990	$136
Deutsche Bank	3 Month NZBBR	Pay	4.14	7/27/16	NZD	27,160	(108)
Deutsche Bank	3 Month LIBOR	Receive	2.80	5/1/43		$2,620	401
Goldman Sachs	3 Month LIBOR	Receive	2.09	2/15/23		4,760	226
Goldman Sachs	3 Month LIBOR	Receive	2.90	5/13/43		2,620	352
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.48	8/1/15		24,755	(31)
Royal Bank of Canada	3 Month LIBOR	Receive	2.06	2/6/23		4,550	225
							$1,201

@    Value is less than $500.

†    Credit Rating as issued by Standard and Poor's.

*    Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

NR    Not Rated.

LIBOR  London Interbank Offered Rate.

NZBBR  New Zealand Bank Bill Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CHF  —  Swiss Franc

EUR  —  Euro

MXN  —  Mexican New Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

SEK  —  Swedish Krona

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $189,652)	$190,532
Investment in Security of Affiliated Issuer, at Value (Cost $21,525)	21,525
Total Investments in Securities, at Value (Cost $211,177)	212,057
Foreign Currency, at Value (Cost $44)	45
Cash	256
Receivable for Investments Sold	2,258
Interest Receivable	1,610
Unrealized Appreciation on Swap Agreements	1,355
Receivable for Variation Margin on Futures Contracts	224
Premium Paid on Open Swap Agreements	184
Receivable for Portfolio Shares Sold	102
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	56
Tax Reclaim Receivable	1
Receivable from Affiliate	1
Other Assets	18
Total Assets	218,167
Liabilities:
Collateral on Securities Loaned, at Value	7,931
Payable for Investments Purchased	17,602
Due to Broker	1,170
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	345
Payable for Portfolio Shares Redeemed	228
Unrealized Depreciation on Swap Agreements	183
Payable for Advisory Fees	160
Payable for Sub Transfer Agency Fees	119
Payable for Sub Transfer Agency Fees — Class I	12
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Trustees' Fees and Expenses	84
Payable for Custodian Fees	14
Payable for Administration Fees	13
Payable for Transfer Agent Fees	4
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Variation Margin on Swap Agreements	4
Payable for Shareholder Services Fees — Class A*	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Professional Fees	1
Other Liabilities	42
Total Liabilities	27,913
Net Assets	$190,254
Net Assets Consist Of:
Paid-in-Capital	$669,496
Accumulated Undistributed Net Investment Income	3,086
Accumulated Net Realized Loss	(484,126)
Unrealized Appreciation (Depreciation) on:
Investments	880
Futures Contracts	51
Swap Agreements	1,153
Foreign Currency Forward Exchange Contracts	(289)
Foreign Currency Translations	3
Net Assets	$190,254

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2013 (000)
CLASS I:
Net Assets	$187,014
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	18,867,481
Net Asset Value, Offering and Redemption Price Per Share	$9.91
CLASS A*:
Net Assets	$3,152
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	317,445
Net Asset Value, Redemption Price Per Share	$9.93
Maximum Sales Load§§	4.25%
Maximum Sales Charge	$0.44
Maximum Offering Price Per Share	$10.37
CLASS L:
Net Assets	$88
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	8,893
Net Asset Value, Offering and Redemption Price Per Share	$9.92
(1) Including: Securities on Loan, at Value:	$7,848

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 4.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 Foreign Taxes Withheld)	$8,137
Dividends from Security of Affiliated Issuer (Note G)	12
Income from Securities Loaned — Net	23
Interest from Securities of Affiliated Issuer (Note G)	42
Total Investment Income	8,214
Expenses:
Advisory Fees (Note B)	800
Sub Transfer Agency Fees	190
Sub Transfer Agency Fees — Class I	12
Sub Transfer Agency Fees — Class A*	— @
Sub Transfer Agency Fees — Class L	— @
Administration Fees (Note C)	171
Professional Fees	102
Custodian Fees (Note F)	74
Registration Fees	69
Pricing Fees	45
Shareholder Reporting Fees	33
Transfer Agency Fees (Note E)	23
Transfer Agency Fees — Class I (Note E)	— @
Transfer Agency Fees — Class A* (Note E)	— @
Transfer Agency Fees — Class L (Note E)	— @
Shareholder Services Fees — Class A* (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	1
Trustees' Fees and Expenses	8
Other Expenses	25
Total Expenses	1,562
Waiver of Advisory Fees (Note B)	(20)
Rebate from Morgan Stanley Affiliate (Note G)	(15)
Expense Offset (Note F)	(— @)
Net Expenses	1,527
Net Investment Income	6,687
Realized Gain (Loss):
Investments Sold	1,498
Investments in Affiliates	98
Foreign Currency Forward Exchange Contracts	292
Foreign Currency Transactions	2
Futures Contracts	(982)
Swap Agreements	651
Net Realized Gain	1,559
Change in Unrealized Appreciation (Depreciation):
Investments	(9,813)
Investments in Affiliates	(186)
Foreign Currency Forward Exchange Contracts	(296)
Foreign Currency Translations	3
Futures Contracts	66
Swap Agreements	1,252
Net Change in Unrealized Appreciation (Depreciation)	(8,974)
Net Realized Gain and Change in Appreciation (Depreciation)	(7,415)
Net Decrease in Net Assets Resulting from Operations	$(728)

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2013 (000)		Year Ended September 30, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,687		$10,420
Net Realized Gain	1,559		2,445
Net Change in Unrealized Appreciation (Depreciation)	(8,974)		13,876
Net Increase (Decrease) in Net Assets Resulting from Operations	(728)		26,741
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(11,071)		(12,432)
Class A*:
Net Investment Income	(175)		(181)
Class H@@@:
Net Investment Income	(2	)**	(—	@)***
Class L:
Net Investment Income	(5)		(—	@)***
Total Distributions	(11,253)		(12,613)
Capital Share Transactions:(1)
Class I:
Subscribed	15,295		26,881
Distributions Reinvested	10,981		12,404
Redeemed	(54,815)		(121,093)
Class A*:
Subscribed	982		1,208
Distributions Reinvested	175		181
Conversion from Class H	45		—
Redeemed	(1,527)		(2,580)
Class H@@@:
Subscribed	36	**	35	***
Distributions Reinvested	1	**	—	@***
Conversion to Class A	(45	)**	—
Redeemed	(28	)**	—
Class L:
Subscribed	3		135	***
Distributions Reinvested	5		—	@***
Redeemed	(43)		(9	)***
Net Decrease in Net Assets Resulting from Capital Share Transactions	(28,935)		(82,838)
Total Decrease in Net Assets	(40,916)		(68,710)
Net Assets:
Beginning of Period	231,170		299,880
End of Period (Including Accumulated Undistributed Net Investment Income of $3,086 and $6,309)	$190,254		$231,170
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,496		2,670
Shares Issued on Distributions Reinvested	1,077		1,248
Shares Redeemed	(5,392)		(11,980)
Net Decrease in Class I Shares Outstanding	(2,819)		(8,062)
Class A*:
Shares Subscribed	96		118
Shares Issued on Distributions Reinvested	17		18
Conversion from Class H	5		—
Shares Redeemed	(151)		(255)
Net Decrease in Class A* Shares Outstanding	(33)		(119)
Class H@@@:
Shares Subscribed	4	**	3	***
Shares Issued on Distributions Reinvested	—	@@**	—	@@***
Conversion to Class A	(5	)**	—
Shares Redeemed	(2	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(3)		3
Class L:
Shares Subscribed	—	@@	13	***
Shares Issued on Distributions Reinvested	—	@@	—	@@***
Shares Redeemed	(3)		(1	)***
Net Increase (Decrease) in Class L Shares Outstanding	(3)		12

@  Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9, 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

***  For the period April 27, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$10.48	$9.92	$9.96		$9.41		$9.41
Income (Loss) from Investment Operations:
Net Investment Income†	0.32	0.39	0.38		0.34		0.41
Net Realized and Unrealized Gain (Loss)	(0.36)	0.63	(0.02)		0.57		0.27
Total from Investment Operations	(0.04)	1.02	0.36		0.91		0.68
Distributions from and/or in Excess of:
Net Investment Income	(0.53)	(0.46)	(0.40)		(0.36)		(0.68)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$9.91	$10.48	$9.92		$9.96		$9.41
Total Return++	(0.42)%	10.62%	3.74%		10.02%		7.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$187,014	$227,331	$295,226		$434,657		$797,788
Ratio of Expenses to Average Net Assets (1)	0.71%+^	0.62%+	0.66	%+††	0.51	%+††	0.49	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.14%+^	3.88%+	3.88	%+††	3.53	%+††	4.56	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%§	0.01%		0.00	%§
Portfolio Turnover Rate	226%	189%	225%		270%		402%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.73%	N/A	N/A		N/A		0.50	%+
Net Investment Income to Average Net Assets	3.12%	N/A	N/A		N/A		4.55	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class I shares.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$10.50	$9.94	$9.97		$9.40		$9.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.29	0.37	0.36		0.31		0.41
Net Realized and Unrealized Gain (Loss)	(0.36)	0.62	(0.02)		0.57		0.24
Total from Investment Operations	(0.07)	0.99	0.34		0.88		0.65
Distributions from and/or in Excess of:
Net Investment Income	(0.50)	(0.43)	(0.37)		(0.31)		(0.65)
Redemption Fees	—	—	—		—		0.00	‡
Net Asset Value, End of Period	$9.93	$10.50	$9.94		$9.97		$9.40
Total Return++	(0.68)%	10.31%	3.57%		9.73%		7.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,152	$3,673	$4,654		$5,732		$6,442
Ratio of Expenses to Average Net Assets (1)	0.96%+^	0.87%+	0.91	%+††	0.76	%+††	0.73	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.89%+^	3.63%+	3.63	%+††	3.28	%+††	4.56	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%§	0.01%		0.00	%§
Portfolio Turnover Rate	226%	189%	225%		270%		402%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	2.87%	N/A	N/A		N/A		N/A

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class A shares.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2013		Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.49		$10.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.11
Net Realized and Unrealized Gain (Loss)	(0.36)		0.35
Total from Investment Operations	(0.09)		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.11)
Net Asset Value, End of Period	$9.92		$10.49
Total Return++	(0.95)%		4.59	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$88		$130
Ratio of Expenses to Average Net Assets (1)	1.21	%+^^	1.16	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.64	%+^^	2.60	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%*
Portfolio Turnover Rate	226%		189	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.27%		N/A
Net Investment Income to Average Net Assets	2.58%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.22% for Class L shares.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies,

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$1,488	$—	$1,488
Agency Fixed Rate Mortgages	—	44,964	—	44,964
Asset-Backed Securities	—	3,483	—	3,483
Collateralized Mortgage Obligations — Agency Collateral Series	—	10,104	—	10,104
Commercial Mortgage-Backed Securities	—	7,277	—	7,277
Corporate Bonds	—	68,768	—	68,768
Mortgages — Other	—	19,581	—	19,581
Municipal Bonds	—	3,053	—	3,053
Sovereign	—	11,100	—	11,100
U.S. Agency Securities	—	3,415	—	3,415
U.S. Treasury Securities	—	11,407	—	11,407
Total Fixed Income Securities	—	184,640	—	184,640
Short-Term Investments
Investment Company	21,525	—	—	21,525
Repurchase Agreements	—	759	—	759
U.S. Treasury Securities	—	5,133	—	5,133
Total Short-Term Investments	21,525	5,892	—	27,417
Foreign Currency Forward Exchange Contracts	—	56	—	56
Futures Contracts	191	—	—	191
Credit Default Swap Agreements	—	27	—	27
Interest Rate Swap Agreements	—	1,340	—	1,340
Total Assets	21,716	191,955	—	213,671
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(345)	—	(345)
Futures Contracts	(140)	—	—	(140)
Credit Default Swap Agreements	—	(75)	—	(75)
Interest Rate Swap Agreements	—	(139)	—	(139)
Total Liabilities	(140)	(559)	—	(699)
Total	$21,576	$191,396	$—	$212,972

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

of September 30, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. During the period these OTC swap agreements are open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. The Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$56
Futures Contracts	Variation Margin	Interest Rate Risk	191	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	15
Swap Agreements	Variation Margin	Credit Risk	12	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	1,340
Total			$1,614

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward	Unrealized Depreciation on
Exchange Contracts	Foreign Currency Forward Exchange Contracts	Currency Risk	$(345)
Futures Contracts	Variation Margin	Interest Rate Risk	(140	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(75)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(108)
Swap Agreements	Variation Margin	Interest Rate Risk	(31	)(a)
Total			$(699)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$292
Interest Rate Risk	Futures Contracts	(982)
Credit Risk	Swap Agreements	(12)
Interest Rate Risk	Swap Agreements	663
Total		$(39)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(296)
Interest Rate Risk	Futures Contracts	66
Credit Risk	Swap Agreements	(48)
Interest Rate Risk	Swap Agreements	1,300
Total		$1,022

For the year ended September 30, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$19,814,000
Futures Contracts:
Average monthly original value	$90,280,000
Swap Agreements:
Average monthly notional amount	$85,818,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio.

The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2013, as presented on the Statement of Assets and Liabilities, were approximately $7,848,000 and $8,022,000, respectively. The Portfolio received cash collateral of approximately $7,931,000, of which, approximately $7,680,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At September 30, 2013, there was uninvested cash collateral of approximately $251,000, which is not reflected in the Portfolio of Investments. The remaining collateral of approximately $91,000 was received in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.36% of the Portfolio's daily net assets.

Effective September 16, 2013, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.62% for Class I shares, 0.97% for Class A shares and 1.22% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended September 30, 2013, approximately $20,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $86,008,000 and $78,103,000, respectively. For the year ended September 30, 2013, purchases and sales of long-term U.S. Government securities were approximately $383,621,000 and $422,689,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2013, advisory fees paid were reduced by approximately $15,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2013 is as follows:

Value September 30, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2013 (000)
$20,433	$125,357	$124,265	$12	$21,525

For the year ended September 30, 2013, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2012 (000)	Purchases at Cost** (000)	Sales** (000)	Realized Gain** (000)	Interest Income** (000)	Value September 30, 2013 (000)
$1,098	$406	$480	$98	$42	$1,502	*

*  Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

**  Data represents transactions prior to June 30, 2013.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From: Ordinary Income (000)	2012 Distributions Paid From: Ordinary Income (000)
$11,253	$12,613

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,343	$(1,343)	—

At September 30, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,772	—

At September 30, 2013, the aggregate cost for Federal income tax purposes is approximately $211,216,000. The aggregate gross unrealized appreciation is approximately $8,051,000 and the aggregate gross unrealized depreciation is approximately $7,210,000 resulting in net unrealized appreciation of approximately $841,000.

At September 30, 2013, the Portfolio had available for Federal income tax purposes unused short term capital losses of approximately $1,286,000 that do not have an expiration date.

In addition, at September 30, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$6,102	September 30, 2014
15,680	September 30, 2015
5,336	September 30, 2016
254,264	September 30, 2017
201,462	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other (unaudited): At September 30, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 55% and 19%, for Class I and Class A shares, respectively.

J. Accounting Pronouncements: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities," replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities." ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Portfolio's financial statements.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2013

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Director and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Through December 31, 2012, Trustee and Director of certain investment companies in JP Morgan Fund complex.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

42

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
750953 Exp 11.30.14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
U.S. Privacy Policy	31
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Corporate Bond Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2013

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/29/13	Actual Ending Account Value 9/30/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$975.20	$1,019.42	$5.99	$6.12	1.19%
Corporate Bond Portfolio Class A***	1,000.00	974.50	1,018.55	6.84	6.99	1.36
Corporate Bond Portfolio Class L	1,000.00	972.70	1,016.71	8.65	8.84	1.72

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 186/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee was higher but close to its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited)

Corporate Bond Portfolio

The Corporate Bond Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2013, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of -0.77%, net of fees. The Portfolio's Class I outperformed against its benchmarks, the Barclays Capital U.S. Corporate Index (the "Index"), which returned -1.58%.

Factors Affecting Performance

•  Given the weaker-than-expected economic conditions last year, the Federal Open Market Committee (FOMC) had enacted various easing policies, which included another round of asset purchases, known as quantitative easing (QE3), and extended the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level.

•  One of the key developments of the year occurred in May with the Federal Reserve's (Fed) announcement that, conditional on positive economic data, it may start to reduce the pace of asset purchases soon. Asset prices have benefited from extremely easy central bank policies, so the mere suggestion of a reduction in support resulted in volatility across markets. The Fed's economic forecasts from its June meeting further fueled anxiety by providing justification for a sooner-rather-than-later first rate hike. Interest rates rose sharply and the short to intermediate part of the yield curve steepened. However, the Fed surprised the market with its announcement in September that it would not begin to reduce the pace of asset purchases at that time, as it was concerned that fiscal conditions were weak enough to cause a slowdown in growth.

•  While Treasury yields increased over the period, they declined from their highs reached prior to the Fed's "no taper" announcement in September. Yields on 2-, 5-, 10- and 30-year Treasury bonds ended the period 9, 76, 98 and 86 basis points higher, respectively.

•  Economic growth in the U.S. has remained sluggish as gross domestic product (GDP) growth over the past year has been under 2% (as of the most recently reported quarter, June 30, 2013) and inflation has been on the lower side as well. There was some improvement in the labor market as job growth has been strong, especially given the headwinds from fiscal tightening this year, although the unemployment rate remains at 7.3%, well above the Fed's target rate.

•  Investment grade credit performed strongly from early in the period up to the May FOMC "taper" statement. Performance in the latter half of May and in June was negatively impacted by a broad sell-off in fixed income assets, including investment grade bonds, as interest rates rose rapidly. Performance for the remainder of the period improved somewhat, helping to offset the negative performance of those months.

•  The Portfolio's overweight allocation to financial sector credits contributed meaningfully to returns as spreads in the sector narrowed relative to the broader market.

•  An opportunistic allocation to both below investment grade (high yield) bonds and convertible bonds also supported the Portfolio's positive performance. High yield securities performed well during the period as spreads narrowed and default rates remained low. Performance of convertible bonds was also beneficial, in large part due to the strong equity market.

•  The Portfolio's exposure to select sectors within the investment grade non-financial universe detracted slightly from performance, as their spreads widened relative to Treasuries.

Management Strategies

•  We continue to believe that conditions are supportive for good performance in the investment grade segment of the bond market. Corporate fundamentals are strong and credit spreads are at attractive levels. We believe credit spreads may narrow further as the economy strengthens and Treasury yields rise.

•  Heading into the new fiscal year, the Portfolio remains positioned with an overweight to financial credits. Financials companies continue to de-lever

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

and strengthen their balance sheets, in our opinion, despite slowing earnings growth.

•  The Portfolio continues to hold small allocations to high yield and convertible bonds, as we believe conditions remain supportive for both subsectors of the market.

•  We have positioned the Portfolio with a defensive stance towards the non-financial segment of the investment grade market. While many companies spent the last several years strengthening their balance sheets, more and more are now increasing leverage as the economic recovery matures. We expect this behavior will pressure spreads within the non-financial segment of the market.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A** and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	-0.77%	5.99%	3.67%	6.43%
Barclays Capital U.S. Corporate Index	-1.58	9.24	5.27	7.33
Lipper Corporate Debt Funds BBB-Rated Index	-0.85	8.52	5.35	6.89
Portfolio — Class A** Shares w/o sales charges(5)	-0.83	5.88	3.52	3.92
Portfolio — Class A** Shares with maximum 4.25% sales charges(5)	-5.01	4.96	3.08	3.52
Barclays Capital U.S. Corporate Index	-1.58	9.24	5.27	5.99
Lipper Corporate Debt Funds BBB-Rated Index	-0.85	8.52	5.35	5.95
Portfolio — Class L Shares w/o sales charges(6)	-1.28	5.49	—	4.22
Barclays Capital U.S. Corporate Index	-1.58	9.24	—	7.14
Lipper Corporate Debt Funds BBB-Rated Index	-0.85	8.52	—	6.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

(1)  The Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on August 31, 1990.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on June 16, 2008.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition+

Classification	Percentage of Total Investments
Industrials	43.7%
Finance	43.2
Utilities	10.9
Other++	2.2
Total Investments	100.0	%+++

+  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2013.

++  Industries and/or investment types representing less than 5% of total investments.

+++  Does not include open long/short futures contracts with an underlying face amount of approximately $26,526,000 with net unrealized depreciation of approximately $48,000. Does not include open swap agreements with net unrealized appreciation of approximately $365,000.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.6%)
Asset-Backed Securities (0.8%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$123	$136
8.35%, 7/10/31 (a)	138	175
		311
Collateralized Mortgage Obligation — Agency Collateral Series (0.0%)
Federal Home Loan Mortgage Corporation,
IO STRIPS
8.00%, 1/1/28	23	5
Corporate Bonds (96.8%)
Finance (42.8%)
Abbey National Treasury Services PLC
3.05%, 8/23/18	120	122
Aetna, Inc.
2.75%, 11/15/22 (b)	200	185
Alexandria Real Estate Equities, Inc.,
3.90%, 6/15/23	50	47
4.60%, 4/1/22	150	151
American Campus Communities Operating Partnership LP
3.75%, 4/15/23	100	95
American Financial Group, Inc.
9.88%, 6/15/19 (b)	225	292
American International Group, Inc.,
4.88%, 6/1/22	100	107
6.40%, 12/15/20	345	407
Bank of America Corp.,
5.63%, 7/1/20	665	746
5.70%, 1/24/22	125	140
Barclays Bank PLC
6.05%, 12/4/17 (a)	515	574
BBVA Bancomer SA
6.50%, 3/10/21 (a)	150	157
Bear Stearns Cos., LLC (The)
5.55%, 1/22/17	200	222
BNP Paribas SA
5.00%, 1/15/21	170	184
Boston Properties LP
3.80%, 2/1/24	25	24
Brookfield Asset Management, Inc.
5.80%, 4/25/17	55	60
Capital One Bank, USA NA
3.38%, 2/15/23	342	321
Citigroup, Inc., (See Note G)
4.05%, 7/30/22	140	136
4.45%, 1/10/17	125	135
5.50%, 9/13/25	50	52
6.13%, 11/21/17	390	449
6.68%, 9/13/43	50	54
8.13%, 7/15/39	100	139
8.50%, 5/22/19	135	173
	Face Amount (000)	Value (000)
CNA Financial Corp.
5.75%, 8/15/21 (b)	$250	$282
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3.95%, 11/9/22	260	250
Credit Agricole SA
2.13%, 4/17/18 (a)(b)	275	273
Credit Suisse,
5.40%, 1/14/20	170	186
6.00%, 2/15/18 (b)	61	69
Deutsche Annington Finance BV
5.00%, 10/2/23 (a)(c)	200	199
Deutsche Bank AG
4.30%, 5/24/28 (d)	200	181
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (a)	100	108
Discover Bank
2.00%, 2/21/18	250	245
Farmers Exchange Capital
7.05%, 7/15/28 (a)	215	261
General Electric Capital Corp.,
Series G
3.15%, 9/7/22	175	166
5.30%, 2/11/21 (b)	120	131
MTN
5.88%, 1/14/38	130	144
Series G
6.00%, 8/7/19	666	776
Goldman Sachs Group, Inc. (The),
2.38%, 1/22/18	305	303
3.63%, 1/22/23 (b)	330	316
6.75%, 10/1/37	205	215
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (a)	250	278
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	275	311
HBOS PLC,
Series G
6.75%, 5/21/18 (a)	357	398
Healthcare Trust of America Holdings LP
3.70%, 4/15/23 (a)	100	94
HSBC Finance Corp.
6.68%, 1/15/21	135	154
HSBC Holdings PLC,
4.00%, 3/30/22	200	204
4.88%, 1/14/22	100	108
6.50%, 5/2/36	100	114
ING Bank N.V.
5.80%, 9/25/23 (a)	200	202
ING US, Inc.
5.65%, 5/15/53 (d)	100	92
Intesa Sanpaolo SpA
3.88%, 1/16/18	225	221

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
JPMorgan Chase & Co.,
3.20%, 1/25/23	$200	$187
3.38%, 5/1/23	375	341
4.50%, 1/24/22	305	319
Kilroy Realty LP
3.80%, 1/15/23	125	118
Lincoln National Corp.
7.00%, 6/15/40	75	95
Macquarie Group Ltd.
6.00%, 1/14/20 (a)	215	234
Mallinckrodt International Finance SA
4.75%, 4/15/23 (a)	175	167
Markel Corp.
3.63%, 3/30/23	150	143
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	217	256
National Retail Properties, Inc.
3.30%, 4/15/23	150	137
Nationwide Building Society
6.25%, 2/25/20 (a)	260	294
Nationwide Financial Services, Inc.
5.38%, 3/25/21 (a)	275	295
Pacific LifeCorp
6.00%, 2/10/20 (a)	150	168
Piedmont Operating Partnership LP
3.40%, 6/1/23	125	114
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	234	264
Post Apartment Homes LP
3.38%, 12/1/22	120	112
Principal Financial Group, Inc.
1.85%, 11/15/17	250	248
Protective Life Corp.
7.38%, 10/15/19	175	212
Prudential Financial, Inc.,
5.63%, 6/15/43 (d)	95	90
7.38%, 6/15/19	150	186
Realty Income Corp.
3.25%, 10/15/22	150	138
Royal Bank of Scotland Group PLC
6.13%, 12/15/22 (b)	160	162
Santander Holdings USA, Inc.
3.45%, 8/27/18	60	61
Santander US Debt SAU
3.72%, 1/20/15 (a)	200	203
SLM Corp.,
MTN
8.00%, 3/25/20	90	98
Societe Generale SA
5.20%, 4/15/21 (a)(b)	200	218
	Face Amount (000)	Value (000)
Standard Chartered PLC
3.95%, 1/11/23 (a)(b)	$200	$188
UnitedHealth Group, Inc.,
1.40%, 10/15/17	85	84
2.75%, 2/15/23 (b)	55	51
2.88%, 3/15/23	130	123
Weingarten Realty Investors
3.38%, 10/15/22	150	139
Wells Fargo & Co.,
1.25%, 7/20/16	300	300
Series M
3.45%, 2/13/23	125	117
		17,115
Industrials (43.2%)
ABB Treasury Center USA, Inc.
4.00%, 6/15/21 (a)	50	52
ADT Corp. (The)
6.25%, 10/15/21 (a)(c)	100	102
Altria Group, Inc.
2.85%, 8/9/22	115	106
American Airlines Pass-Through Trust,
4.00%, 1/15/27 (a)	200	187
4.95%, 7/15/24 (a)	200	201
American Tower Corp.
3.50%, 1/31/23 (b)	400	352
Amgen, Inc.
5.15%, 11/15/41	198	193
Apple, Inc.
2.40%, 5/3/23	175	159
ARAMARK Corp.
5.75%, 3/15/20 (a)	95	96
ArcelorMittal
10.35%, 6/1/19 (b)	134	165
Ashland, Inc.
6.88%, 5/15/43	50	48
AstraZeneca PLC
6.45%, 9/15/37	125	153
AT&T, Inc.
6.30%, 1/15/38	275	298
Barrick Gold Corp.
4.10%, 5/1/23	225	198
BE Aerospace, Inc.
5.25%, 4/1/22	100	100
Bemis Co., Inc.
4.50%, 10/15/21	230	239
Bombardier, Inc.
6.13%, 1/15/23 (a)	100	100
Boston Scientific Corp.,
4.13%, 10/1/23	100	100
6.00%, 1/15/20	130	149
BP Capital Markets PLC
3.25%, 5/6/22	275	266

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
British Airways PLC
4.63%, 6/20/24 (a)	$175	$175
Burlington Northern Santa Fe LLC,
3.05%, 3/15/22	150	145
4.40%, 3/15/42	75	68
5.65%, 5/1/17	130	148
Canadian Oil Sands Ltd.,
6.00%, 4/1/42 (a)	50	51
7.75%, 5/15/19 (a)	100	122
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 4/15/23	150	135
Cimarex Energy Co.
5.88%, 5/1/22	150	152
Comcast Corp.
6.40%, 5/15/38	100	119
ConAgra Foods, Inc.
4.65%, 1/25/43	75	68
Continental Resources, Inc.
5.00%, 9/15/22	175	177
Crown Castle International Corp.
5.25%, 1/15/23	75	69
Daimler Finance North America LLC
8.50%, 1/18/31	161	232
Deere & Co.
3.90%, 6/9/42	60	53
Deutsche Telekom International Finance BV
8.75%, 6/15/30	100	139
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22	330	309
Eaton Corp.
2.75%, 11/2/22 (a)	180	168
Ecopetrol SA
5.88%, 9/18/23	130	135
Eldorado Gold Corp.
6.13%, 12/15/20 (a)(b)	105	102
EMC Corp.
2.65%, 6/1/20	250	248
ESAL GmbH
6.25%, 2/5/23 (a)(b)	200	177
Express Scripts Holding Co.
2.65%, 2/15/17	100	103
Fiserv, Inc.
3.13%, 6/15/16	190	198
Ford Motor Credit Co., LLC,
4.21%, 4/15/16	200	212
5.88%, 8/2/21	400	445
General Motors Co.
4.88%, 10/2/23 (a)	125	123
Georgia-Pacific LLC,
5.40%, 11/1/20 (a)	95	106
8.88%, 5/15/31	75	104
	Face Amount (000)	Value (000)
GlaxoSmithKline Capital, Inc.
4.20%, 3/18/43 (b)	$25	$23
Glencore Funding LLC,
2.50%, 1/15/19 (a)	120	113
4.13%, 5/30/23 (a)(b)	95	88
Goldcorp, Inc.
3.70%, 3/15/23 (b)	225	206
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (a)	245	289
HCA, Inc.
4.75%, 5/1/23	130	123
Heathrow Funding Ltd.
4.88%, 7/15/21 (a)(b)	190	201
Hewlett-Packard Co.,
2.60%, 9/15/17 (b)	80	81
4.65%, 12/9/21 (b)	110	108
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (a)(b)	182	207
Home Depot, Inc.
5.88%, 12/16/36	59	68
Host Hotels & Resorts LP,
Series D
3.75%, 10/15/23	75	70
Incitec Pivot Ltd.
4.00%, 12/7/15 (a)	160	166
Intel Corp.
2.70%, 12/15/22 (b)	200	186
Kinross Gold Corp.
5.13%, 9/1/21 (b)	180	171
Koninklijke Philips N.V.
3.75%, 3/15/22	300	300
Kroger Co. (The)
6.90%, 4/15/38	80	94
Lowe's Cos., Inc.
5.00%, 9/15/43	50	51
Lubrizol Corp.
8.88%, 2/1/19	165	219
MasTec, Inc.
4.88%, 3/15/23	140	132
MDC Partners, Inc.
6.75%, 4/1/20 (a)	100	102
MeadWestvaco Corp.
7.38%, 9/1/19	120	140
Merck & Co., Inc.
2.80%, 5/18/23	250	237
MetroPCS Wireless, Inc.
6.25%, 4/1/21 (a)(b)	140	141
Murphy Oil Corp.
3.70%, 12/1/22	135	126
NBC Universal Media LLC
5.95%, 4/1/41	125	142
NetApp, Inc.
2.00%, 12/15/17	100	99

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
NewMarket Corp.
4.10%, 12/15/22	$125	$121
News America, Inc.
6.15%, 2/15/41	200	221
Nexen, Inc.
6.40%, 5/15/37	100	110
NOVA Chemicals Corp.
5.25%, 8/1/23 (a)(b)	120	121
Omnicom Group, Inc.
3.63%, 5/1/22	170	163
Petro-Canada
6.80%, 5/15/38	130	155
Philip Morris International, Inc.
4.50%, 3/20/42	150	141
Phillips 66
4.30%, 4/1/22	75	77
Pioneer Natural Resources Co.
3.95%, 7/15/22	175	176
Praxair, Inc.
1.25%, 11/7/18	250	241
Qtel International Finance Ltd.
3.25%, 2/21/23 (a)	225	205
QVC, Inc.
4.38%, 3/15/23	150	140
Rio Tinto Finance USA PLC
2.88%, 8/21/22 (b)	180	166
Rockwood Specialties Group, Inc.
4.63%, 10/15/20	135	136
RR Donnelley & Sons Co.
7.88%, 3/15/21	120	129
Silgan Holdings, Inc.
5.50%, 2/1/22 (a)	100	98
Sinopec Group Overseas Development 2012 Ltd.
2.75%, 5/17/17 (a)	200	204
SK Telecom Co., Ltd.
2.13%, 5/1/18 (a)	200	196
Syngenta Finance N.V.
4.38%, 3/28/42	75	71
Telefonaktiebolaget LM Ericsson
4.13%, 5/15/22	100	98
Telefonica Europe BV
8.25%, 9/15/30	184	216
Tesoro Corp.
5.38%, 10/1/22 (b)	45	43
Time Warner Cable, Inc.
6.75%, 6/15/39	80	75
Time Warner, Inc.
7.70%, 5/1/32	291	367
United Airlines Pass-Through Trust
4.30%, 8/15/25	225	220
US Airways Pass-Through Trust
3.95%, 11/15/25	75	69
	Face Amount (000)	Value (000)
Verisk Analytics, Inc.
5.80%, 5/1/21	$185	$205
Verizon Communications, Inc.,
3.85%, 11/1/42	240	190
6.35%, 4/1/19	125	147
6.55%, 9/15/43	300	340
Viacom, Inc.
5.85%, 9/1/43	125	128
Weatherford International Ltd.
4.50%, 4/15/22 (b)	225	223
Wesfarmers Ltd.
1.87%, 3/20/18 (a)	80	79
WMG Acquisition Corp.
6.00%, 1/15/21 (a)(b)	113	118
WPP Finance 2010
3.63%, 9/7/22	125	119
Wyndham Worldwide Corp.
4.25%, 3/1/22	255	252
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 3/15/22 (b)	115	116
		17,306
Utilities (10.8%)
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 5/15/23	145	137
Appalachian Power Co.
7.00%, 4/1/38	150	181
Boston Gas Co.
4.49%, 2/15/42 (a)(b)	125	118
Buckeye Partners LP
4.15%, 7/1/23	175	171
CEZ AS
4.25%, 4/3/22 (a)	200	201
DCP Midstream Operating LP
3.88%, 3/15/23	150	137
Enel Finance International N.V.
5.13%, 10/7/19 (a)(b)	200	209
Enel SpA
8.75%, 9/24/73 (a)(b)(d)	210	214
Energy Transfer Partners LP,
3.60%, 2/1/23	100	93
4.90%, 2/1/24	150	153
Enterprise Products Operating LLC,
5.25%, 1/31/20	25	28
Series N
6.50%, 1/31/19	279	331
Exelon Generation Co., LLC
6.25%, 10/1/39	145	150
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (a)	175	186
Jersey Central Power & Light Co.
4.70%, 4/1/24 (a)	200	203

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Kinder Morgan Energy Partners LP,
2.65%, 2/1/19	$50	$50
3.50%, 9/1/23	50	47
5.95%, 2/15/18	300	344
Nevada Power Co.,
Series N
6.65%, 4/1/36	150	186
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	136	162
PSEG Power LLC
8.63%, 4/15/31 (b)	200	274
Sempra Energy
6.00%, 10/15/39	125	138
Spectra Energy Capital LLC
8.00%, 10/1/19	50	61
TransAlta Corp.
4.50%, 11/15/22	235	224
Virginia Electric and Power Co.
2.95%, 1/15/22	325	320
		4,318
		38,739
Total Fixed Income Securities (Cost $38,693)		39,055
	Shares
Short-Term Investments (13.6%)
Securities held as Collateral on Loaned Securities (12.3%)
Investment Company (11.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	4,425,325	4,425
	Face Amount (000)
Repurchase Agreements (1.2%)
Barclays Capital, Inc., (0.06%, dated 9/30/13, due 10/1/13; proceeds $364; fully collateralized by a U.S. Government Obligation; 0.63% due 9/30/17; valued at $371)	$364	364
BNP Paribas Securities Corp., (0.05%, dated 9/30/13, due 10/1/13; proceeds $121; fully collateralized by a U.S. Government Obligation; 2.75% due 2/15/19; valued at $124)	121	121
		485
Total Securities held as Collateral on Loaned Securities (Cost $4,910)		4,910
	Shares
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $379)	378,706	379
	Face Amount (000)	Value (000)
U.S. Treasury Securities (0.4%)
U.S. Treasury Bills,
0.02%, 1/30/14 (e)(f)	$30	$30
0.03%, 1/30/14 (e)(f)	5	5
0.04%, 1/30/14 (e)(f)	10	10
0.07%, 1/30/14 (e)(f)	125	125
Total U.S. Treasury Securities (Cost $170)		170
Total Short-Term Investments (Cost $5,459)		5,459
Total Investments (111.2%) (Cost $44,152) Including $4,958 of Securities Loaned (g)		44,514
Liabilities in Excess of Other Assets (-11.2%)		(4,485)
Net Assets (100.0%)		$40,029

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2013.

(c)  When-issued security.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2013.

(e)  Rate shown is the yield to maturity at September 30, 2013.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(g)  Securities are available for collateral in connection with purchase of when-issued securities, open futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	58	$12,775	Dec-13	$31
U.S. Treasury Ultra Long Bond	40	5,684	Dec-13	37
Short:
U.S. Treasury 10 yr. Note	48	(6,067)	Dec-13	(88)
U.S. Treasury 30 yr. Bond	15	(2,000)	Dec-13	(28)
				$(48)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2013:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)		Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank Alcoa, Inc.	Buy	$200	1.00%	9/20/18	$21		$(4)	$17	BBB-
Barclays Bank Quest Diagnostics Inc.	Buy	200	1.00	12/20/18	—		(1)	(1)	BBB+
JPMorgan Chase CDX.NA.IG.20	Sell	450	1.00	6/20/18	3		3	6	NR
JPMorgan Chase CDX.NA.IG.20	Sell	90	1.00	6/20/18	1		— @	1	NR
JPMorgan Chase Kohl's Corporation	Buy	250	1.00	6/20/18	14		(11)	3	BBB+
Morgan Stanley & Co., LLC* CDX.NA.HY.20	Sell	1,000	5.00	6/20/18	42		19	61	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.20	Sell	200	1.00	6/20/18	—	@	2	2	NR
		$2,390			$81		$8	$89

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2013:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank	3 Month LIBOR	Receive	2.80%	5/1/43	$565	$87
Deutsche Bank	3 Month LIBOR	Receive	3.03	5/14/43	1,690	186
Goldman Sachs	3 Month LIBOR	Receive	2.42	3/22/22	642	4
JPMorgan Chase	3 Month LIBOR	Receive	2.43	3/22/22	311	2
JPMorgan Chase	3 Month LIBOR	Receive	2.09	2/15/23	1,270	60
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.48	8/1/15	5,259	(7)
Royal Bank of Canada	3 Month LIBOR	Receive	2.06	2/6/23	510	25
						$357

@  Value is less than $500.

†  Credit Rating as issued by Standard and Poor's.

*  Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR  Not Rated.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $39,348)	$39,710
Investment in Security of Affiliated Issuer, at Value (Cost $4,804)	4,804
Total Investments in Securities, at Value (Cost $44,152)	44,514
Cash	161
Receivable for Investments Sold	632
Interest Receivable	474
Unrealized Appreciation on Swap Agreements	367
Premium Paid on Open Swap Agreements	39
Receivable for Portfolio Shares Sold	27
Receivable from Affiliate	—	@
Other Assets	4
Total Assets	46,218
Liabilities:
Collateral on Securities Loaned, at Value	5,071
Payable for Investments Purchased	583
Due to Broker	300
Payable for Portfolio Shares Redeemed	92
Payable for Sub Transfer Agency Fees	29
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Advisory Fees	28
Unrealized Depreciation on Swap Agreements	16
Payable for Trustees' Fees and Expenses	14
Payable for Custodian Fees	6
Payable for Variation Margin on Futures Contracts	5
Payable for Professional Fees	4
Payable for Transfer Agent Fees	3
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Administration Fees	3
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Variation Margin on Swap Agreements	1
Other Liabilities	31
Total Liabilities	6,189
Net Assets	$40,029
Net Assets Consist Of:
Paid-in-Capital	$97,390
Accumulated Undistributed Net Investment Income	431
Accumulated Net Realized Loss	(58,471)
Unrealized Appreciation (Depreciation) on:
Investments	362
Futures Contracts	(48)
Swap Agreements	365
Net Assets	$40,029

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2013 (000)
CLASS I:
Net Assets	$36,186
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	3,436,811
Net Asset Value, Offering and Redemption Price Per Share	$10.53
CLASS A*:
Net Assets	$1,194
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	113,400
Net Asset Value, Redemption Price Per Share	$10.53
Maximum Sales Load§§	4.25%
Maximum Sales Charge	$0.47
Maximum Offering Price Per Share	$11.00
CLASS L:
Net Assets	$2,649
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	251,723
Net Asset Value, Offering and Redemption Price Per Share	$10.52
(1) Including: Securities on Loan, at Value:	$4,958

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 4.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,790
Interest from Securities of Affiliated Issuers (Note G)	29
Income from Securities Loaned — Net	17
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	1,837
Expenses:
Advisory Fees (Note B)	168
Professional Fees	112
Registration Fees	54
Sub Transfer Agency Fees	39
Sub Transfer Agency Fees — Class I	2
Sub Transfer Agency Fees — Class A*	— @
Sub Transfer Agency Fees — Class L	— @
Administration Fees (Note C)	36
Shareholder Reporting Fees	34
Pricing Fees	32
Custodian Fees (Note F)	31
Shareholder Services Fees — Class A* (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	15
Transfer Agency Fees (Note E)	15
Transfer Agency Fees — Class I (Note E)	— @
Transfer Agency Fees — Class A* (Note E)	— @
Transfer Agency Fees — Class L (Note E)	— @
Trustees' Fees and Expenses	2
Other Expenses	16
Total Expenses	559
Waiver of Advisory Fees (Note B)	(10)
Waiver of Shareholder Servicing Fees — Class A* (Note D)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Expense Offset (Note F)	(— @)
Net Expenses	547
Net Investment Income	1,290
Realized Gain (Loss):
Investments Sold	1,055
Investments in Affiliates	22
Futures Contracts	(414)
Swap Agreements	89
Net Realized Gain	752
Change in Unrealized Appreciation (Depreciation):
Investments	(2,672)
Investments in Affiliates	(104)
Futures Contracts	(5)
Swap Agreements	455
Net Change in Unrealized Appreciation (Depreciation)	(2,326)
Net Realized Gain and Change in Appreciation (Depreciation)	(1,574)
Net Decrease in Net Assets Resulting from Operations	$(284)

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2013 (000)		Year Ended September 30, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,290		$1,913
Net Realized Gain	752		3,497
Net Change in Unrealized Appreciation (Depreciation)	(2,326)		348
Net Increase (Decrease) in Net Assets Resulting from Operations	(284)		5,758
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,230)		(2,199)
Class A*:
Net Investment Income	(33)		(23)
Class H**:
Net Investment Income	(3	)***	(9)
Class L:
Net Investment Income	(73)		(137)
Total Distributions	(1,339)		(2,368)
Capital Share Transactions:(1)
Class I:
Subscribed	1,851		1,425
Distributions Reinvested	1,230		2,197
Redeemed	(10,209)		(24,373)
Class A*:
Subscribed	1,020		809
Distributions Reinvested	33		23
Conversion from Class H	93		—
Redeemed	(867)		(325)
Class H**:
Distributions Reinvested	1	***	5
Conversion to Class A	(93	)***	—
Redeemed	(81	)***	(308)
Class L:
Subscribed	120		58
Distributions Reinvested	73		137
Redeemed	(586)		(1,342)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,415)		(21,694)
Total Decrease in Net Assets	(9,038)		(18,304)
Net Assets:
Beginning of Period	49,067		67,371
End of Period (Including Accumulated Undistributed Net Investment Income of $431 and $553)	$40,029		$49,067
(1) Capital Share Transactions:
Class I:
Shares Subscribed	174		137
Shares Issued on Distributions Reinvested	114		213
Shares Redeemed	(948)		(2,328)
Net Decrease in Class I Shares Outstanding	(660)		(1,978)
Class A*:
Shares Subscribed	93		77
Shares Issued on Distributions Reinvested	3		2
Conversion from Class H	9		—
Shares Redeemed	(80)		(31)
Net Increase in Class A* Shares Outstanding	25		48
Class H**:
Shares Issued on Distributions Reinvested	—	@@***	— @@
Conversion to Class A	(9	)***	—
Shares Redeemed	(7	)***	(30)
Net Decrease in Class H Shares Outstanding	(16)		(30)
Class L:
Shares Subscribed	11		5
Shares Issued on Distributions Reinvested	7		13
Shares Redeemed	(55)		(127)
Net Decrease in Class L Shares Outstanding	(37)		(109)

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  Effective September 9, 2013, Class H shares converted into Class A shares.

***  For the period October 1, 2012 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.93	$10.27		$10.17		$9.75		$9.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.32	0.36		0.33		0.33		0.31
Net Realized and Unrealized Gain (Loss)	(0.40)	0.73		0.07		0.49		0.38
Total from Investment Operations	(0.08)	1.09		0.40		0.82		0.69
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.43)		(0.30)		(0.40)		(0.55)
Redemption Fees	—	—		—		—		0.00 ‡
Net Asset Value, End of Period	$10.53	$10.93		$10.27		$10.17		$9.75
Total Return++	(0.77)%	10.94%		4.05%		8.65%		7.46%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,186	$44,779		$62,410		$79,337		$140,890
Ratio of Expenses to Average Net Assets (1)	1.18%+^	1.00	%+††	0.80	%+††	0.76	%+††	0.56%+
Ratio of Net Investment Income to Average Net Assets (1)	2.91%+^	3.41	%+††	3.27	%+††	3.36	%+††	3.30%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00	%§	0.01%
Portfolio Turnover Rate	63%	129%		224%		277%		545%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.21%	N/A		N/A		N/A		N/A
Net Investment Income to Average Net Assets	2.88%	N/A		N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Corporate Bond Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.92	$10.27		$10.16		$9.74		$9.60
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.34		0.31		0.31		0.30
Net Realized and Unrealized Gain (Loss)	(0.39)	0.73		0.08		0.49		0.38
Total from Investment Operations	(0.09)	1.07		0.39		0.80		0.68
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.42)		(0.28)		(0.38)		(0.54)
Redemption Fees	—	—		—		—		0.00	‡
Net Asset Value, End of Period	$10.53	$10.92		$10.27		$10.16		$9.74
Total Return++	(0.83)%	10.69%		3.99%		8.50%		7.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,194	$961		$408		$590		$611
Ratio of Expenses to Average Net Assets (1)	1.34%+^	1.15	%+††	0.95	%+††	0.91	%+††	0.69	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.76%+^	3.26	%+††	3.12	%+††	3.21	%+††	3.19	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00	%§	0.01%
Portfolio Turnover Rate	63%	129%		224%		277%		545%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.47%	1.25	%††	1.05	%††	1.01	%+††	0.79	%+
Net Investment Income to Average Net Assets	2.63%	3.16	%††	3.02	%††	3.11	%+††	3.09	%+

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.92	$10.26		$10.15		$9.74		$9.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.26	0.30		0.28		0.28		0.24
Net Realized and Unrealized Gain (Loss)	(0.40)	0.74		0.08		0.48		0.41
Total from Investment Operations	(0.14)	1.04		0.36		0.76		0.65
Distributions from and/or in Excess of:
Net Investment Income	(0.26)	(0.38)		(0.25)		(0.35)		(0.54)
Redemption Fees	—	—		—		—		0.00 ‡
Net Asset Value, End of Period	$10.52	$10.92		$10.26		$10.15		$9.74
Total Return++	(1.28)%	10.38%		3.51%		8.15%		7.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,649	$3,149		$4,080		$5,508		$5,159
Ratio of Expenses to Average Net Assets (1)	1.69%+^	1.50	%+††	1.30	%+††	1.26	%+††	1.06%+
Ratio of Net Investment Income to Average Net Assets (1)	2.40%+^	2.91	%+††	2.77	%+††	2.86	%+††	2.58%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00	%§	0.01%
Portfolio Turnover Rate	63%	129%		224%		277%		545%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%	N/A		N/A		N/A		N/A
Net Investment Income to Average Net Assets	2.39%	N/A		N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class L shares.
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$311	$—	$311
Collateralized Mortgage Obligation — Agency Collateral Series	—	5	—	5
Corporate Bonds	—	38,739	—	38,739
Total Fixed Income Securities	—	39,055	—	39,055
Short-Term Investments
Investment Company	4,804	—	—	4,804
Repurchase Agreements	—	485	—	485
U.S. Treasury Securities	—	170	—	170
Total Short-Term Investments	4,804	655	—	5,459
Futures Contracts	68	—	—	68
Credit Default Swap Agreements	—	24	—	24
Interest Rate Swap Agreements	—	364	—	364
Total Assets	4,872	40,098	—	44,970
Liabilities:
Futures Contracts	(116)	—	—	(116)
Credit Default Swap Agreements	—	(16)	—	(16)
Interest Rate Swap Agreements	—	(7)	—	(7)
Total Liabilities	(116)	(23)	—	(139)
Total	$4,756	$40,075	$—	$44,831

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. In a zero coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. During the period these OTC swap agreements are open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. The Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$68	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	3
Swap Agreements	Variation Margin	Credit Risk	21	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	364
Total			$456
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$(116	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(16)
Swap Agreements	Variation Margin	Interest Rate Risk	(7)
Total			$(139)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

for the year ended September 30, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(414)
Credit Risk	Swap Agreements	14
Interest Rate Risk	Swap Agreements	75
Total		$(325)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(5)
Credit Risk	Swap Agreements	8
Interest Rate Risk	Swap Agreements	447
Total		$450

For the year ended September 30, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$28,449,000
Swap Agreements:
Average monthly notional amount	$10,312,000

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2013, as presented on the Statement of Assets and Liabilities, were approximately $4,958,000 and $5,071,000, respectively. The Portfolio received cash collateral of approximately $5,071,000, of which, approximately $4,910,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At September 30, 2013, there was uninvested cash collateral of approximately $161,000, which is not reflected in the Portfolio of Investments. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Portfolio. For the year ended September 30, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.35% of the Portfolio's daily net assets.

Effective September 16, 2013, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares and 1.52% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended September 30, 2013, approximately $10,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2013, this waiver amounted to approximately $1,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Fund. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $27,600,000 and $33,129,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2013 is as follows:

Value September 30, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2013 (000)
$7,949	$17,007	$20,152	$1	$4,804

For the year ended September 30, 2013, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2012 (000)	Purchases at Cost** (000)	Sales** (000)	Realized Gain** (000)	Interest Income** (000)	Value September 30, 2013 (000)
$880	$278	$199	$22	$29	$1,138	*

*  Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

**  Data represents transactions prior to June 30, 2013.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2013, remains subject to examination by taxing authorities.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From: Ordinary Income (000)	2012 Distributions Paid From: Ordinary Income (000)
$1,339	$2,368

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions, resulted in the following reclassifications among the components of net assets at September 30, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in Capital (000)
$(73)	$73	—

At September 30, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$441	—

At September 30, 2013, the aggregate cost for Federal income tax purposes is approximately $44,153,000. The aggregate gross unrealized appreciation is approximately $1,414,000 and the aggregate gross unrealized depreciation is approximately $1,053,000 resulting in net unrealized appreciation of approximately $361,000.

At September 30, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$50,421	September 30, 2017
8,130	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $793,000.

I. Accounting Pronouncements: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946 — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities," replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities." ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Portfolio's financial statements.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Corporate Bond Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate Bond Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2013

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Director and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund complex.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
752390 Exp 11.30.14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
U.S. Privacy Policy	24
Trustee and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in High Yield Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2013

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/29/13	Actual Ending Account Value 9/30/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,030.00	$1,021.66	$3.88	$3.86	0.75%
High Yield Portfolio Class A***	1,000.00	1,027.90	1,020.28	5.27	5.25	1.02
High Yield Portfolio Class L	1,000.00	1,026.60	1,019.01	6.56	6.53	1.27

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 186/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the period since inception on February 7, 2012 through January 31, 2013. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Portfolio's management fee, total expense ratio and performance were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio seeks total return.

Performance

For the fiscal year ended September 30, 2013, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 13.38%, net of fees. The Portfolio's Class I outperformed against its benchmark the Barclays Capital U.S. Corporate High Yield Index (the "Index"), which returned 7.14%.

Factors Affecting Performance

•  Given the weaker-than-expected economic conditions last year, the Federal Open Market Committee (FOMC) had enacted various easing policies, which included another round of asset purchases, known as quantitative easing, and extended the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level.

•  One of the key developments of the year occurred in May with the Federal Reserve's (Fed) announcement that, conditional on positive economic data, it may start to reduce the pace of asset purchases soon. Asset prices have benefited from extremely easy central bank policies, so the mere suggestion of a reduction in support resulted in volatility across markets. The Fed's economic forecasts from its June meeting further fueled anxiety by providing justification for a sooner-rather-than-later first rate hike. Interest rates rose sharply and the short to intermediate part of the yield curve steepened. However, the Fed surprised the market with its announcement in September that it would not begin to reduce the pace of asset purchases at that time, as it was concerned that fiscal conditions were weak enough to cause a slowdown in growth.

•  While Treasury yields increased over the period, they declined from their highs reached prior to the Fed's "no taper" announcement in September. Yields on 2-, 5-, 10- and 30-year Treasury bonds ended the period 9, 76, 98 and 86 basis points higher, respectively.

•  Economic growth in the U.S. has remained sluggish as gross domestic product growth over the past year has been under 2% (as of the most recently reported quarter, June 30, 2013) and inflation has been on the lower side as well. There was some improvement in the labor market as job growth has been strong, especially given the headwinds from fiscal tightening this year, although the unemployment rate remains at 7.3%, well above the Fed's target rate.

•  High yield credits performed strongly from early in the period up to the May FOMC "taper" statement. Performance in the latter half of May and in June was negatively impacted by a broad sell-off in fixed income assets, including high yield bonds, as interest rates rose rapidly. Performance for the remainder of the period improved somewhat, helping to offset the negative performance of those months.

•  We continue to believe that conditions are supportive for good performance in the high yield market. Our expectations are that default rates will remain low as companies have successfully cut costs, and operating results have been healthy.

•  The Portfolio was positioned with an overweight to high yield industrial credits and an underweight to high yield financial and utility credits, all of which benefited performance relative to the Index.

•  Individual credit selection was also a positive for performance, as was an overweight to B-rated and CCC-rated credits. Our underweight to BB-rated credits helped, as these tended to be more highly correlated to interest rates and therefore suffered as rates rose during the period.

Management Strategies

•  The Portfolio is focused on middle-market high yield credits, which we define as companies with $200 million to $1 billion of total debt outstanding. We believe that this segment of the high yield market offers attractive opportunities, as market participants (including asset managers and sell-side research analysts) do not cover it as closely as they do the largest high yield credits.

•  We positioned the Portfolio with a yield advantage of approximately 100 to 125 basis points relative to the Index. The Portfolio's duration was largely similar to that of the Index, while its average rating was B relative to the Index's average rating of B+.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

•  We believe that yields offered by high yield credits are likely to compensate investors for the expected default rate, although we may see an increase in defaults over the next year.

* Minimum Investment

** Commenced Operations on February 7, 2012

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A*** and Class L shares will vary from the Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	13.38%	—	—	15.03%
Portfolio — Class A*** Shares w/o sales charges(4)	13.01	—	—	14.71
Portfolio — Class A*** Shares with maximum 4.25% sales charges(4)	8.17	—	—	11.75
Portfolio — Class L Shares w/o sales charges(4)	12.82	—	—	14.43
Barclays Capital U.S. Corporate High Yield Index	7.14	—	—	9.26
Lipper High Current Yield Bond Funds Index	7.44	—	—	8.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

***  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

(1)  The Barclays Capital U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on February 7, 2012.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	23.1%
Consumer, Non-Cyclical	20.5
Consumer, Cyclical	19.3
Other+	11.1
Finance	9.4
Communications	8.7
Basic Materials	7.9
Total Investments	100.0%

+  Industries and/or investment types representing less than 5% of total investments.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.8%)
Corporate Bonds (98.8%)
Basic Materials (7.9%)
American Gilsonite Co. 11.50%, 9/1/17 (a)	$100	$103
APERAM 7.75%, 4/1/18 (a)	150	148
Chemtura Corp. 5.75%, 7/15/21	50	50
Hecla Mining Co. 6.88%, 5/1/21 (a)	150	143
Neenah Paper, Inc. 5.25%, 5/15/21 (a)	50	48
NOVA Chemicals Corp. 5.25%, 8/1/23 (a)	100	101
Permian Holdings, Inc. 10.50%, 1/15/18 (a)	100	98
Prince Mineral Holding Corp. 11.50%, 12/15/19 (a)	150	160
Rentech Nitrogen Partners LP/ Rentech Nitrogen Finance Corp. 6.50%, 4/15/21 (a)	100	99
US Coatings Acquisition, Inc./ Axalta Coating Systems Dutch Holding B BV 7.38%, 5/1/21 (a)	150	157
		1,107
Communications (8.6%)
Bankrate, Inc. 6.13%, 8/15/18 (a)	100	100
Cablevision Systems Corp. 7.75%, 4/15/18	50	56
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 1/15/24	100	95
Crown Castle International Corp. 5.25%, 1/15/23	50	46
GXS Worldwide, Inc. 9.75%, 6/15/15	70	72
Harron Communications LP/Harron Finance Corp. 9.13%, 4/1/20 (a)	150	166
Intelsat Luxembourg SA 6.75%, 6/1/18 (a)	150	156
inVentiv Health, Inc. 9.00%, 1/15/18 (a)	100	101
Level 3 Financing, Inc. 8.13%, 7/1/19	50	54
MDC Partners, Inc. 6.75%, 4/1/20 (a)	100	102
MetroPCS Wireless, Inc. 6.25%, 4/1/21 (a)	110	111
Midcontinent Communications & Midcontinent Finance Corp. 6.25%, 8/1/21 (a)	100	101
SBA Telecommunications, Inc. 5.75%, 7/15/20	50	50
		1,210
	Face Amount (000)	Value (000)
Consumer, Cyclical (19.0%)
Air Canada 6.75%, 10/1/19 (a)	$50	$50
American Builders & Contractors Supply Co., Inc. 5.63%, 4/15/21 (a)	100	99
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	50	56
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18 (a)(b)	150	155
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	50	46
10.00%, 12/15/18	150	80
CCM Merger, Inc. 9.13%, 5/1/19 (a)	100	105
Chassix, Inc. 9.25%, 8/1/18 (a)	200	212
Chester Downs & Marina LLC/ Chester Downs Finance Corp. 9.25%, 2/1/20 (a)	100	101
Diamond Resorts Corp. 12.00%, 8/15/18	150	167
Empire Today LLC/Empire Today Finance Corp. 11.38%, 2/1/17 (a)	50	41
Exide Technologies 8.63%, 2/1/18 (c)(d)	100	73
Gibson Brands, Inc. 8.88%, 8/1/18 (a)	100	102
Graton Economic Development Authority 9.63%, 9/1/19 (a)	100	111
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp. 5.63%, 10/15/21 (a)(e)	50	50
IDQ Holdings, Inc. 11.50%, 4/1/17 (a)	150	162
INTCOMEX, Inc. 13.25%, 12/15/14	145	141
Logan's Roadhouse, Inc. 10.75%, 10/15/17	100	92
Pinnacle Entertainment, Inc. 7.50%, 4/15/21	50	55
Playa Resorts Holding BV 8.00%, 8/15/20 (a)	100	106
Rite Aid Corp. 6.75%, 6/15/21 (a)	50	52
RSI Home Products, Inc. 6.88%, 3/1/18 (a)	50	52
Scientific Games International, Inc. 6.25%, 9/1/20	50	51
Snoqualmie Entertainment Authority 9.13%, 2/1/15 (a)	127	127
Sonic Automotive, Inc. 5.00%, 5/15/23	50	46
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp. 6.38%, 6/1/21 (a)	100	96
United Continental Holdings, Inc. 6.38%, 6/1/18	200	204

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Wolverine World Wide, Inc. 6.13%, 10/15/20	$50	$52
		2,684
Consumer, Non-Cyclical (20.3%)
Acadia Healthcare Co., Inc. 6.13%, 3/15/21 (a)	50	51
Ahern Rentals, Inc. 9.50%, 6/15/18 (a)	150	159
Albea Beauty Holdings SA 8.38%, 11/1/19 (a)	100	104
American Achievement Corp. 10.88%, 4/15/16 (a)	50	52
ARAMARK Corp. 5.75%, 3/15/20 (a)	100	101
Armored Autogroup, Inc. 9.25%, 11/1/18	150	136
Beverages & More, Inc. 9.63%, 10/1/14 (a)	125	126
Bumble Bee Holdco SCA 9.63%, 3/15/18 (a)(b)	100	104
Cenveo Corp. 8.88%, 2/1/18	50	50
Crestview DS Merger Sub II, Inc. 10.00%, 9/1/21 (a)	100	103
DynCorp International, Inc. 10.38%, 7/1/17	50	52
Global A&T Electronics Ltd. 10.00%, 2/1/19 (a)	200	171
Hologic, Inc. 6.25%, 8/1/20	50	52
Jaguar Holding Co., I 9.38%, 10/15/17 (a)(b)	100	106
KeHE Distributors LLC/KeHE Finance Corp. 7.63%, 8/15/21 (a)	100	102
Kindred Healthcare, Inc. 8.25%, 6/1/19	150	160
Knowledge Universe Education LLC 7.75%, 2/1/15 (a)	150	147
Monitronics International, Inc. 9.13%, 4/1/20	100	105
Mustang Merger Corp. 8.50%, 8/15/21 (a)	100	100
Pinnacle Operating Corp. 9.00%, 11/15/20 (a)	150	154
Post Holdings, Inc. 7.38%, 2/15/22 (a)	100	106
RR Donnelley & Sons Co. 7.88%, 3/15/21	50	54
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18 (a)	100	102
Service Corp. International 5.38%, 1/15/22 (a)	100	96
ServiceMaster Co. 8.00%, 2/15/20	100	100
SUPERVALU, Inc. 8.00%, 5/1/16	50	55
	Face Amount (000)	Value (000)
US Foods, Inc. 8.50%, 6/30/19	$100	$106
Wells Enterprises, Inc. 6.75%, 2/1/20 (a)	100	102
		2,856
Energy (4.6%)
Approach Resources, Inc. 7.00%, 6/15/21	50	50
Bonanza Creek Energy, Inc. 6.75%, 4/15/21	50	51
Continental Resources, Inc. 4.50%, 4/15/23	50	49
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 7.75%, 4/1/19	50	53
Kodiak Oil & Gas Corp. 5.50%, 1/15/21 (a)	50	49
Lightstream Resources Ltd. 8.63%, 2/1/20 (a)	100	98
Northern Oil and Gas, Inc. 8.00%, 6/1/20	50	50
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.13%, 11/15/20 (a)	100	101
Seven Generations Energy Ltd. 8.25%, 5/15/20 (a)	100	104
SM Energy Co. 5.00%, 1/15/24 (a)	50	46
		651
Finance (9.3%)
CNO Financial Group, Inc. 6.38%, 10/1/20 (a)	50	53
Compiler Finance Sub, Inc. 7.00%, 5/1/21 (a)	100	99
DuPont Fabros Technology LP 5.88%, 9/15/21 (a)	100	100
Hockey Merger Sub 2, Inc. 7.88%, 10/1/21 (a)(e)	50	50
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.38%, 4/1/20 (a)	200	199
Jefferies LoanCore LLC/JLC Finance Corp. 6.88%, 6/1/20 (a)	200	197
KCG Holdings, Inc. 8.25%, 6/15/18 (a)	100	99
Kennedy-Wilson, Inc. 8.75%, 4/1/19	50	54
Nationstar Mortgage LLC/Nationstar Capital Corp. 7.88%, 10/1/20	50	52
Nuveen Investments, Inc. 9.13%, 10/15/17 (a)	100	99
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18 (a)	100	103
Provident Funding Associates LP/PFG Finance Corp. 6.75%, 6/15/21 (a)	100	101
Rivers Pittsburgh Borrower LP/ Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19 (a)	92	101
		1,307

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (22.8%)
Accudyne Industries Borrower/ Accudyne Industries LLC 7.75%, 12/15/20 (a)	$100	$103
Alion Science & Technology Corp. 12.00%, 11/1/14 (b)	52	52
Artesyn Escrow, Inc. 9.75%, 10/15/20 (a)(e)	100	101
Associated Asphalt Partners LLC/ Road Holdings III LLC/Associated Asphalt Finance 8.50%, 2/15/18 (a)	100	101
Atkore International, Inc. 9.88%, 1/1/18	50	54
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/1/21 (a)	100	100
BOE Intermediate Holding Corp. 9.00%, 11/1/17 (a)(b)	100	105
Bristow Group, Inc. 6.25%, 10/15/22	50	52
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 6.38%, 9/15/20 (a)	50	51
Cleaver Brooks, Inc. 8.75%, 12/15/19 (a)	100	108
Consolidated Container Co., LLC/ Consolidated Container Capital, Inc. 10.13%, 7/15/20 (a)	150	161
CPG Merger Sub LLC 8.00%, 10/1/21 (a)	100	102
DH Services Luxembourg Sarl 7.75%, 12/15/20 (a)	50	52
DryShips, Inc. 5.00%, 12/1/14	100	98
Gibraltar Industries, Inc. 6.25%, 2/1/21	50	51
Griffon Corp. 7.13%, 4/1/18	50	53
Harland Clarke Holdings Corp. 9.50%, 5/15/15	82	82
Interline Brands, Inc. 10.00%, 11/15/18 (b)	150	165
Iracore International Holdings, Inc. 9.50%, 6/1/18 (a)	150	157
JB Poindexter & Co., Inc. 9.00%, 4/1/22 (a)	150	158
Kenan Advantage Group, Inc. (The) 8.38%, 12/15/18 (a)	100	105
Kratos Defense & Security Solutions, Inc. 10.00%, 6/1/17	50	55
Marquette Transportation Co./ Marquette Transportation Finance Corp. 10.88%, 1/15/17	150	159
Martin Midstream Partners LP/ Martin Midstream Finance Corp. 7.25%, 2/15/21	50	51
Navios Maritime Holdings, Inc./ Navios Maritime Finance II US, Inc. 8.13%, 2/15/19	100	100
Nuverra Environmental Solutions, Inc. 9.88%, 4/15/18	50	51
	Face Amount (000)	Value (000)
Plastipak Holdings, Inc. 6.50%, 10/1/21 (a)(e)	$50	$51
Pretium Packaging LLC/Pretium Finance, Inc. 11.50%, 4/1/16	100	108
Quality Distribution LLC/QD Capital Corp. 9.88%, 11/1/18	135	148
Sequa Corp. 7.00%, 12/15/17 (a)	100	101
Tekni-Plex, Inc. 9.75%, 6/1/19 (a)	72	81
Tervita Corp. 8.00%, 11/15/18 (a)	50	50
Viasystems, Inc. 7.88%, 5/1/19 (a)	50	53
Weekley Homes LLC/Weekley Finance Corp. 6.00%, 2/1/23 (a)	100	97
Zachry Holdings, Inc. 7.50%, 2/1/20 (a)	100	104
		3,220
Technology (4.1%)
Activision Blizzard, Inc. 6.13%, 9/15/23 (a)	50	50
BMC Software Finance, Inc. 8.13%, 7/15/21 (a)	100	104
First Data Corp., 11.25%, 1/15/21 (a)	50	53
11.75%, 8/15/21 (a)	100	97
Freescale Semiconductor, Inc. 9.25%, 4/15/18 (a)	50	55
IMS Health, Inc. 6.00%, 11/1/20 (a)	50	51
Infor US, Inc., 9.38%, 4/1/19	100	112
11.50%, 7/15/18	45	52
		574
Utilities (2.2%)
AES Corp. 7.38%, 7/1/21	50	55
GenOn Americas Generation LLC 8.50%, 10/1/21	100	107
LBC Tank Terminals Holding Netherlands BV 6.88%, 5/15/23 (a)	100	101
Sabine Pass LNG LP 6.50%, 11/1/20 (a)	50	51
		314
Total Fixed Income Securities (Cost $13,641)		13,923
Total Investments (98.8%) (Cost $13,641)		13,923
Other Assets in Excess of Liabilities (1.2%)		173
Net Assets (100.0%)		$14,096

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Payment-in-kind security.

(c)  Issuer in bankruptcy.

(d)  Non-income producing security; bond in default.

(e)  When-issued security.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $13,641)	$13,923
Receivable for Investments Sold	958
Interest Receivable	327
Due from Adviser	95
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	15,307
Liabilities:
Payable for Investments Purchased	1,100
Bank Overdraft	62
Payable for Professional Fees	31
Payable for Transfer Agent Fees	3
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Custodian Fees	3
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees	—	@
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	11
Total Liabilities	1,211
Net Assets	$14,096
Net Assets Consist of:
Paid-in-Capital	$13,071
Accumulated Undistributed Net Investment Income	136
Accumulated Undistributed Net Realized Gain	607
Unrealized Appreciation (Depreciation) on:
Investments	282
Net Assets	$14,096
CLASS I:
Net Assets	$12,678
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,152,324
Net Asset Value, Offering and Redemption Price Per Share	$11.00
CLASS A*:
Net Assets	$1,092
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	99,358
Net Asset Value, Redemption Price Per Share	$10.99
Maximum Sales Load§§	4.25%
Maximum Sales Charge	$0.49
Maximum Offering Price Per Share	$11.48
CLASS L:
Net Assets	$326
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	29,640
Net Asset Value, Offering and Redemption Price Per Share	$10.99

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 4.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,033
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	1,033
Expenses:
Professional Fees	135
Advisory Fees (Note B)	76
Registration Fees	50
Offering Costs	48
Shareholder Reporting Fees	25
Pricing Fees	17
Custodian Fees (Note F)	13
Transfer Agency Fees (Note E)	12
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Administration Fees (Note C)	10
Shareholder Services Fees — Class A* (Note D)	2
Distribution and Shareholder Services Fees — Class L (Note D)	1
Trustees' Fees and Expenses	1
Sub Transfer Agency Fees	—	@
Sub Transfer Agency Fees — Class A*	—	@
Other Expenses	15
Total Expenses	405
Waiver of Advisory Fees (Note B)	(76)
Expenses Reimbursed by Adviser (Note B)	(231)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	98
Net Investment Income	935
Realized Gain:
Investments Sold	672
Change in Unrealized Appreciation (Depreciation):
Investments	(88)
Net Realized Gain and Change in Appreciation (Depreciation)	584
Net Increase in Net Assets Resulting from Operations	$1,519

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2013 (000)		Period from February 7, 2012^ to September 30, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$935		$503
Net Realized Gain	672		216
Net Change in Unrealized Appreciation (Depreciation)	(88)		370
Net Increase in Net Assets Resulting from Operations	1,519		1,089
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(873)		(365)
Net Realized Gain	(270)		—
Class A*:
Net Investment Income	(17)		(4)
Net Realized Gain	(3)		—
Class H**:
Net Investment Income	(26	)***	(5)
Net Realized Gain	(5	)***	—
Class L:
Net Investment Income	(9)		(3)
Net Realized Gain	(3)		—
Total Distributions	(1,206)		(377)
Capital Share Transactions:(1)
Class I:
Subscribed	1,646		10,286
Distributions Reinvested	102		1
Redeemed	(350)		—
Class A*:
Subscribed	752		100
Distributions Reinvested	9		—
Conversion from Class H	556		—
Redeemed	(338)		—
Class H**:
Subscribed	477	***	250
Distributions Reinvested	21	***	1
Conversion to Class A	(556	)***	—
Redeemed	(148	)***	(54)
Class L:
Subscribed	341		100
Distributions Reinvested	2		—
Redeemed	(127)		—
Net Increase in Net Assets Resulting from Capital Share Transactions	2,387		10,684
Total Increase in Net Assets	2,700		11,396
Net Assets:
Beginning of Period	11,396		—
End of Period (Including Accumulated Undistributed Net Investment Income of $136 and $126)	$14,096		$11,396
(1) Capital Share Transactions:
Class I:
Shares Subscribed	150		1,025
Shares Issued on Distributions Reinvested	9		— @@
Shares Redeemed	(32)		—
Net Increase in Class I Shares Outstanding	127		1,025
Class A*:
Shares Subscribed	68		10
Shares Issued on Distributions Reinvested	1		—
Conversion from Class H	51		—
Shares Redeemed	(31)		—
Net Increase in Class A* Shares Outstanding	89		10

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2013 (000)		Period from February 7, 2012^ to September 30, 2012 (000)
Class H**:
Shares Subscribed	44	***	24
Shares Issued on Distributions Reinvested	2	***	—	@@
Conversion to Class A	(51	)***	—
Shares Redeemed	(14	)***	(5)
Net Increase (Decrease) in Class H Shares Outstanding	(19)		19
Class L:
Shares Subscribed	31		10
Shares Issued on Distributions Reinvested	—	@@	—
Shares Redeemed	(11)		—
Net Increase in Class L Shares Outstanding	20		10

^  Commencement of Operations.

@@  Amount is less than 500 shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  Effective September 9, 2013, Class H shares converted into Class A shares.

***  For the period October 1, 2012 through September 6, 2013.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

High Yield Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended September 30, 2013	Period from February 7, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.71	$10.00
Income from Investment Operations:
Net Investment Income†	0.81	0.50
Net Realized and Unrealized Gain	0.55	0.59
Total from Investment Operations	1.36	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.81)	(0.38)
Net Realized Gain	(0.26)	—
Total Distributions	(1.07)	(0.38)
Net Asset Value, End of Period	$11.00	$10.71
Total Return++	13.38%	11.07	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,678	$10,975
Ratio of Expenses to Average Net Assets (1)	0.75%+	0.74	%+*††
Ratio of Net Investment Income to Average Net Assets (1)	7.42%+	7.53	%+*††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01	%*
Portfolio Turnover Rate	227%	192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.16%	3.17	%*††
Net Investment Income to Average Net Assets	5.01%	5.10	%*††

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

High Yield Portfolio

	Class A**
Selected Per Share Data and Ratios	Year Ended September 30, 2013		Period from February 7, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.71		$10.00
Income from Investment Operations:
Net Investment Income†	0.77		0.48
Net Realized and Unrealized Gain	0.55		0.59
Total from Investment Operations	1.32		1.07
Distributions from and/or in Excess of:
Net Investment Income	(0.78)		(0.36)
Net Realized Gain	(0.26)		—
Total Distributions	(1.04)		(0.36)
Net Asset Value, End of Period	$10.99		$10.71
Total Return++	13.01%		10.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,092		$107
Ratio of Expenses to Average Net Assets (1)	1.01	%+^^	0.99	%+*††
Ratio of Net Investment Income to Average Net Assets (1)	7.04	%+^^	7.28	%+*††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	227%		192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.22%		3.42	%*††
Net Investment Income to Average Net Assets	3.83%		4.85	%*††

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class A shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

High Yield Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2013		Period from February 7, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$10.70		$10.00
Income from Investment Operations:
Net Investment Income†	0.75		0.46
Net Realized and Unrealized Gain	0.56		0.59
Total from Investment Operations	1.31		1.05
Distributions from and/or in Excess of:
Net Investment Income	(0.76)		(0.35)
Net Realized Gain	(0.26)		—
Total Distributions	(1.02)		(0.35)
Net Asset Value, End of Period	$10.99		$10.70
Total Return++	12.82%		10.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$326		$107
Ratio of Expenses to Average Net Assets (1)	1.26	%+^^	1.24	%+*††
Ratio of Net Investment Income to Average Net Assets (1)	6.90	%+^^	7.03	%+*††
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01	%*
Portfolio Turnover Rate	227%		192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.11%		3.67	%*††
Net Investment Income to Average Net Assets	4.05%		4.60	%*††

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class L shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks total return. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valua-

tions may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (3) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (4) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities — Corporate Bonds	$—	$13,923	$—	$13,923

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Portfolio. For the year ended September 30, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.75% for Class I shares, 1.00% for Class A shares and 1.25% for Class L shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% and 1.35% for Class A and Class L, respectively. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended September 30, 2013, approximately $307,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $30,430,000 and $28,362,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2013, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2013 is as follows:

Value September 30, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value September 30, 2013 (000)
$148	$4,541	$4,689	$—	@	$—

@  Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From: Ordinary Income (000)	2012 Distributions Paid From: Ordinary Income (000)
$1,206	$377

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to nondeductible expenses, resulted in the following reclassifications among the components of net assets at September 30, 2013:

Accumulated Undistributed Net Investment Income (000)		Accumulated Undistributed Net Realized Gain (000)	Paid-in-Capital (000)
$	@	—	$(@)

@  Amount is less than 500

At September 30, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$674	$74

At September 30, 2013, the aggregate cost for Federal income tax purposes is approximately $13,641,000. The aggregate gross unrealized appreciation is approximately $459,000 and the aggregate gross unrealized depreciation is approximately $177,000 resulting in net unrealized appreciation of approximately $282,000.

I. Other (unaudited): At September 30, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 29% and 44%, for Class A and Class L shares, respectively.

J. Accounting Pronouncements: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities," replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities." ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Portfolio's financial statements.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2013, and the related statements of operations for the year then ended, and the statement changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2013

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Director and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund complex.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis and Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
752661 Exp 11.30.14

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Limited Duration Portfolio

Annual Report

September 30, 2013

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter	2
Expense Example	3
Investment Advisory Agreement Approval	4
Investment Overview	6
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
U.S. Privacy Policy	30
Trustee and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Limited Duration Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2013

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Expense Example (unaudited)

Limited Duration Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 3/29/13	Actual Ending Account Value 9/30/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Limited Duration Portfolio Class I	$1,000.00	$1,002.60	$1,021.86	$3.62	$3.66	0.71%
Limited Duration Portfolio Class A***	1,000.00	1,001.40	1,020.54	4.95	4.99	0.97
Limited Duration Portfolio Class L	1,000.00	1,000.20	1,019.11	6.37	6.43	1.25

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 186/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee was higher but close to its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited)

Limited Duration Portfolio

The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2013, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 1.09%, net of fees. The Portfolio's Class I outperformed against its benchmark Barclays Capital 1-3 Year U.S. Government/Credit Index (the "Index"), which returned 0.62%.

Factors Affecting Performance

•  Given the weaker-than-expected economic conditions last year, the Federal Open Market Committee (FOMC) had enacted various easing policies, which included another round of asset purchases, known as quantitative easing (QE3), and extended the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level.

•  One of the key developments of the year occurred in May with the Federal Reserve's (Fed) announcement that, conditional on positive economic data, it may start to reduce the pace of asset purchases soon. Asset prices have benefited from extremely easy central bank policies, so the mere suggestion of a reduction in support resulted in volatility across markets. The Fed's economic forecasts from its June meeting further fueled anxiety by providing justification for a sooner-rather-than-later first rate hike. Interest rates rose sharply and the short to intermediate part of the yield curve steepened. However, the Fed surprised the market with its announcement in September that it would not begin to reduce the pace of asset purchases at that time, as it was concerned that fiscal conditions were weak enough to cause a slowdown in growth.

•  Economic growth in the U.S. has remained sluggish as gross domestic product (GDP) growth over the past year has been under 2% (as of the most recently reported quarter, June 30, 2013) and inflation has been on the lower side as well. There was some improvement in the labor market as job growth has been strong, especially given the headwinds from fiscal tightening this year, although the unemployment rate remains at 7.3%, well above the Fed's target rate.

•  The U.S. housing market made solid gains, benefiting from the favorable low rate environment. Interest rate increases over the summer did, however, reduce purchase activity. The primary mortgage rate ended the period at 4.43%, up from a low of 3.37% earlier in the year. The most recent S&P/Case-Shiller Home Price Index number was up roughly 12% from a year prior. Rising home prices are indicative of a housing recovery, although the pace is not expected to continue. Within the non-agency sector, new delinquencies and loss severities continue to decline.

•  The investment grade credit segment performed strongly from early in the period up to the May FOMC "taper" statement. Performance in the latter half of May and in June was negatively impacted by a broad sell-off in fixed income assets, including investment grade bonds, as interest rates rose rapidly. Performance for the remainder of the period improved somewhat, helping to offset the negative performance of those months. High yield securities performed well during the period as spreads narrowed and default rates remained low.

•  The asset-backed securities (ABS) sector was relatively stable during this period. ABS issuance continued to be strong with supply easily absorbed by the market. While technicals remain favorable, we expect spreads to remain relatively range bound in the near term. However, we believe the sector provides a good yield relative to other short-dated, high-quality sectors.

•  While Treasury yields increased over the period, they declined from their highs reached prior to the Fed's "no taper" announcement in September. Yields on 2-, 5-, 10- and 30-year Treasury bonds ended the period 9, 76, 98 and 86 basis points higher, respectively.

•  The Portfolio's positioning in the corporate sector was one of the main drivers of its outperformance. In particular, an overweight in financials and a small allocation to high yield securities contributed significantly to returns.

•  The Portfolio also benefited from an allocation to ABS as the bonds provided an attractive yield advantage.

•  A swap spread widener position detracted slightly from returns.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive.

•  The Portfolio has also been positioned with an allocation to short maturity, high quality ABS. This is primarily in credit card, auto and equipment securities.

•  The Portfolio has allocations to riskier segments of the market such as BB-rated high-yield corporates and non-agency mortgages.

•  We continue being overweight spread product (non-government bonds) as we believe the yield advantage could provide a large part of returns over the near term.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A** and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital 1-3 Year U.S. Government/Credit Index(1)
and the Lipper Short Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2013 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	1.09%	2.12%	0.21%	3.17%
Barclays Capital 1-3 Year U.S. Government/Credit Index	0.62	2.52	2.91	4.62
Lipper Short Investment Grade Debt Funds Index	0.69	3.61	2.81	4.31
Portfolio — Class A** Shares w/o sales charges(5)	0.84	1.89	—	-1.68
Portfolio — Class A** Shares with maximum 4.25% sales charges(5)	-3.48	1.00	—	-2.38
Barclays Capital 1-3 Year U.S. Government/Credit Index	0.62	2.52	—	2.84
Lipper Short Investment Grade Debt Funds Index	0.69	3.61	—	2.75
Portfolio — Class L Shares w/o sales charges(6)	0.48	—	—	1.08
Barclays Capital 1-3 Year U.S. Government/Credit Index	0.62	—	—	0.83
Lipper Short Investment Grade Debt Funds Index	0.69	—	—	1.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

**  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

(1)  The Barclays Capital 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixedrate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on March 31, 1992.

(5)  Commenced operations on September 28, 2007.

(6)  Commenced operations on April 27, 2012.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	30.6%
Finance	29.6
Other+	17.2
Asset-Backed Securities	12.7
U.S. Treasury Securities	9.9
Total Investments	100.0	%++

+  Industries and/or investment types representing less than 5% of total investments.

++  Does not include open long/short futures contracts with an underlying face amount of approximately $101,531,000 with net unrealized depreciation of approximately $153,000. Does not include open swap agreements with net unrealized appreciation of approximately $334,000.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.5%)
Agency Adjustable Rate Mortgages (4.1%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.33%, 6/1/36	$578	$613
2.57%, 7/1/38	1,181	1,269
2.58%, 7/1/38	502	531
2.64%, 7/1/36	164	174
2.80%, 9/1/35	755	797
2.93%, 1/1/38	125	133
Federal National Mortgage Association,
Conventional Pools:
2.34%, 5/1/35	611	648
2.69%, 5/1/39	641	680
Government National Mortgage Association,
Various Pool
3.00%, 2/20/40	198	207
		5,052
Agency Fixed Rate Mortgages (0.7%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
6.50%, 9/1/19 - 4/1/24	9	10
7.50%, 11/1/19	2	2
Federal National Mortgage Association,
Conventional Pools:
6.50%, 2/1/28 - 10/1/32	632	706
7.00%, 7/1/29 - 12/1/33	62	66
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/16 - 12/15/16	29	31
		815
Asset-Backed Securities (12.7%)
Ally Auto Receivables Trust
0.62%, 3/15/17	750	750
Ally Master Owner Trust
2.15%, 1/15/16	700	703
American Express Credit Account Master Trust
1.43%, 3/15/17 (a)	2,325	2,347
AWAS Aviation Capital Ltd.
7.00%, 10/17/16 (b)	380	393
CarMax Auto Owner Trust
0.52%, 7/17/17	500	498
Chase Issuance Trust,
0.54%, 10/16/17	1,125	1,123
0.59%, 8/15/17	1,608	1,608
Fifth Third Auto Trust
0.88%, 10/16/17	506	508
Ford Credit Auto Lease Trust
0.60%, 3/15/16	590	590
Ford Credit Floorplan Master Owner Trust
4.20%, 2/15/17 (b)	1,150	1,204
GE Dealer Floorplan Master Note Trust
0.67%, 6/20/17 (a)	750	752
	Face Amount (000)	Value (000)
GE Equipment Transportation LLC
0.62%, 7/25/16	$570	$570
Hyundai Auto Receivables Trust
1.01%, 2/15/18	427	429
John Deere Owner Trust
0.60%, 3/15/17	1,325	1,324
Nationstar Agency Advance Funding Trust
1.89%, 2/18/48 (b)	100	97
North Carolina State Education Assistance Authority,
0.72%, 1/25/21 (a)	123	123
1.07%, 7/25/25 (a)	625	628
Panhandle-Plains Higher Education Authority, Inc.
1.20%, 7/1/24 (a)	275	275
Toyota Auto Receivables Owner Trust
0.89%, 7/17/17	595	598
Volvo Financial Equipment LLC
0.74%, 3/15/17 (b)	650	649
World Omni Automobile Lease Securitization Trust,
0.93%, 11/16/15	180	181
1.10%, 12/15/16	321	322
		15,672
Collateralized Mortgage Obligations — Agency Collateral Series (3.3%)
Federal Home Loan Mortgage Corporation,
1.43%, 8/25/17	688	690
1.56%, 10/25/18	252	255
REMIC
7.50%, 9/15/29	1,293	1,506
Federal National Mortgage Association,
0.59%, 8/25/15	631	629
0.95%, 11/25/15	355	356
1.08%, 2/25/16	670	674
		4,110
Commercial Mortgage-Backed Security (0.1%)
Citigroup Commercial Mortgage Trust (See Note G)
2.11%, 1/12/18	179	180
Corporate Bonds (63.2%)
Finance (29.5%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	745	773
Abbey National Treasury Services PLC
3.05%, 8/23/18	370	376
ABN Amro Bank N.V.
4.25%, 2/2/17 (b)	400	428
Aflac, Inc.
3.45%, 8/15/15	325	341
American Express Credit Corp.
1.30%, 7/29/16	525	528
Australia & New Zealand Banking Group Ltd.
1.45%, 5/15/18	575	560

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Banco Bradesco SA
4.50%, 1/12/17	$975	$1,012
Bank of America Corp.,
Series 1
3.75%, 7/12/16	1,295	1,373
Bank of Montreal,
MTN
1.40%, 9/11/17	585	577
Barclays Bank PLC
5.20%, 7/10/14	980	1,014
BNP Paribas SA,
MTN
2.70%, 8/20/18	610	618
Branch Banking & Trust Co.
1.45%, 10/3/16	600	604
Canadian Imperial Bank of Commerce
1.55%, 1/23/18	310	304
Capital One Financial Corp.
7.38%, 5/23/14	875	912
CIT Group, Inc.
5.00%, 5/15/17	500	528
Citigroup, Inc. (See Note G)
4.45%, 1/10/17	1,125	1,219
Commonwealth Bank of Australia
2.50%, 9/20/18	600	608
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 1/19/17	330	351
Credit Agricole SA
2.13%, 4/17/18 (b)	775	768
Discover Bank
2.00%, 2/21/18	665	651
DNB Bank ASA
3.20%, 4/3/17 (b)	610	640
General Electric Capital Corp.
1.63%, 4/2/18	1,770	1,744
General Motors Financial Co., Inc.
2.75%, 5/15/16 (b)	325	325
Goldman Sachs Group, Inc. (The)
2.38%, 1/22/18	880	875
HSBC USA, Inc.
1.63%, 1/16/18	685	672
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.75%, 1/15/16	375	388
ING Bank N.V.
3.75%, 3/7/17 (b)	600	631
ING US, Inc.
2.90%, 2/15/18	300	302
Intesa Sanpaolo SpA
3.88%, 1/16/18	355	349
JPMorgan Chase & Co.,
3.15%, 7/5/16	1,025	1,076
MTN
1.88%, 3/20/15	475	483
	Face Amount (000)	Value (000)
Macquarie Group Ltd.
7.30%, 8/1/14 (b)	$720	$756
Metropolitan Life Global Funding I
1.50%, 1/10/18 (b)	775	762
Mizuho Corporate Bank Ltd.
1.85%, 3/21/18 (b)	645	631
Monumental Global Funding III
5.25%, 1/15/14 (b)	1,115	1,130
National Australia Bank Ltd.
2.30%, 7/25/18	640	646
Nationwide Building Society
4.65%, 2/25/15 (b)	840	878
Nordea Bank AB
0.88%, 5/13/16 (b)	695	690
PNC Bank NA
0.80%, 1/28/16	600	598
Principal Financial Group, Inc.
1.85%, 11/15/17	725	719
Prudential Financial, Inc.,
MTN
4.75%, 9/17/15	930	998
QBE Insurance Group Ltd.
2.40%, 5/1/18 (b)	200	195
Royal Bank of Scotland Group PLC
2.55%, 9/18/15	495	506
Santander Holdings USA, Inc.
3.45%, 8/27/18	650	665
Skandinaviska Enskilda Banken AB
1.75%, 3/19/18 (b)	380	373
Standard Chartered PLC
3.85%, 4/27/15 (b)	940	977
Swedbank AB
1.75%, 3/12/18 (b)	305	300
Toronto-Dominion Bank (The),
MTN
2.63%, 9/10/18	650	666
UBS AG
3.88%, 1/15/15	663	690
UnitedHealth Group, Inc.
1.40%, 10/15/17	250	247
WellPoint, Inc.
1.88%, 1/15/18	705	700
Wells Fargo & Co.
3.68%, 6/15/16	1,350	1,440
Westpac Banking Corp.
1.38%, 5/30/18 (b)	970	943
		36,540
Industrials (30.5%)
AbbVie, Inc.,
1.20%, 11/6/15	745	748
1.75%, 11/6/17	715	710
Altria Group, Inc.
4.13%, 9/11/15	750	796

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Amazon.com, Inc.
1.20%, 11/29/17	$700	$684
American Honda Finance Corp.
1.60%, 2/16/18 (b)	545	537
Amgen, Inc.
2.50%, 11/15/16	425	441
Applied Materials, Inc.
2.65%, 6/15/16	455	474
ArcelorMittal,
5.00%, 2/25/17	375	392
9.50%, 2/15/15	10	11
AT&T, Inc.
1.70%, 6/1/17	1,075	1,073
Bacardi Ltd.
7.45%, 4/1/14 (b)	835	862
Baidu, Inc.
3.25%, 8/6/18	225	225
Barrick Gold Corp.
2.50%, 5/1/18	300	286
BAT International Finance PLC
1.40%, 6/5/15 (b)	600	606
Baxter International, Inc.
1.85%, 6/15/18	795	795
Bombardier, Inc.
4.25%, 1/15/16 (b)	250	261
Bunge Ltd. Finance Corp.
5.35%, 4/15/14	830	850
BW Group Ltd.
6.63%, 6/28/17 (b)	325	335
Chesapeake Energy Corp.
6.50%, 8/15/17	350	388
CNH Capital LLC
6.25%, 11/1/16	355	392
Comcast Corp.
6.50%, 1/15/15	870	935
Covidien International Finance SA
1.35%, 5/29/15	265	268
Daimler Finance North America LLC,
1.88%, 9/15/14 (b)	785	794
2.38%, 8/1/18 (b)	750	752
Diageo Capital PLC
1.50%, 5/11/17	775	776
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.75%, 10/1/14	695	722
DISH DBS Corp.
4.63%, 7/15/17	375	385
Eaton Corp.
1.50%, 11/2/17 (b)	630	622
Ecolab, Inc.,
1.00%, 8/9/15	245	245
3.00%, 12/8/16	320	336
	Face Amount (000)	Value (000)
EMC Corp.
1.88%, 6/1/18	$750	$748
Experian Finance PLC
2.38%, 6/15/17 (b)	600	596
Express Scripts Holding Co.
2.75%, 11/21/14	580	593
Ford Motor Credit Co., LLC
5.63%, 9/15/15	375	406
General Mills, Inc.
0.88%, 1/29/16	340	340
Glencore Funding LLC
1.70%, 5/27/16 (b)	650	641
Goldcorp, Inc.
2.13%, 3/15/18	520	507
Heathrow Funding Ltd.
2.50%, 6/25/15 (b)	400	406
Hewlett-Packard Co.
3.30%, 12/9/16	315	328
Home Depot, Inc.
5.40%, 3/1/16	630	699
Hyundai Capital America
1.63%, 10/2/15 (b)	395	396
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 1/15/19 (b)	335	334
Kellogg Co.
1.13%, 5/15/15	175	176
Kinross Gold Corp.
3.63%, 9/1/16	740	741
Kraft Foods Group, Inc.
2.25%, 6/5/17	425	434
LVMH Moet Hennessy Louis Vuitton SA
1.63%, 6/29/17 (b)	525	524
Marathon Petroleum Corp.
3.50%, 3/1/16	1,070	1,124
McKesson Corp.
3.25%, 3/1/16	1,070	1,128
Nissan Motor Acceptance Corp.
2.65%, 9/26/18 (b)	720	723
Oracle Corp.
2.38%, 1/15/19	370	372
PACCAR Financial Corp.,
MTN
1.15%, 8/16/16	430	431
Phillips 66
1.95%, 3/5/15	775	787
Rio Tinto Finance USA PLC
1.38%, 6/17/16	325	325
RR Donnelley & Sons Co.
6.13%, 1/15/17	300	327
STATS ChipPAC Ltd.
5.38%, 3/31/16 (b)	300	310
T-Mobile USA, Inc.
5.25%, 9/1/18 (b)	500	511

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Takeda Pharmaceutical Co., Ltd.
1.03%, 3/17/15 (b)	$440	$442
Time Warner Cable, Inc.
6.75%, 7/1/18	400	447
TSMC Global Ltd.
1.63%, 4/3/18 (b)	800	773
Ventas Realty LP
1.55%, 9/26/16	250	251
Verizon Communications, Inc.,
1.10%, 11/1/17	655	632
3.65%, 9/14/18	800	844
Viacom, Inc.
2.50%, 9/1/18	625	625
Vodafone Group PLC
1.25%, 9/26/17	775	754
Volkswagen International Finance N.V.
1.63%, 3/22/15 (b)	1,195	1,211
Waste Management, Inc.
2.60%, 9/1/16	725	750
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	395	412
		37,749
Utilities (3.2%)
AES Corp.
8.00%, 10/15/17	325	375
Enel Finance International N.V.
3.88%, 10/7/14 (b)	1,115	1,142
Enterprise Products Operating LLC
1.25%, 8/13/15	315	317
GDF Suez
1.63%, 10/10/17 (b)	650	648
Northeast Utilities
1.45%, 5/1/18	525	512
NRG Energy, Inc.
7.63%, 1/15/18	275	306
Southern Co. (The)
2.45%, 9/1/18	350	354
TransCanada PipeLines Ltd.
0.88%, 3/2/15	300	301
		3,955
		78,244
Mortgages — Other (3.2%)
Alternative Loan Trust,
0.58%, 2/25/35 (a)	149	135
5.50%, 10/25/35 - 11/25/35	1,194	1,054
6.00%, 2/25/37	70	55
FDIC Guaranteed Notes Trust
0.73%, 2/25/48 (a)(b)	290	290
JP Morgan Alternative Loan Trust
6.00%, 12/25/35	165	145
	Face Amount (000)	Value (000)
Lehman Mortgage Trust,
6.50%, 9/25/37	$70	$60
Merrill Lynch Mortgage Investors Trust Series
2.25%, 11/25/35 (a)	644	606
Opteum Mortgage Acceptance Corp. Trust
0.48%, 4/25/36 (a)	470	363
RALI Trust,
0.36%, 12/25/36 (a)	727	507
6.00%, 11/25/36	200	153
WaMu Mortgage Pass-Through Certificates Trust
2.44%, 4/25/35 (a)	705	655
		4,023
Sovereign (1.4%)
Korea Development Bank (The)
1.50%, 1/22/18	690	667
Qatar Government International Bond
4.00%, 1/20/15 (b)	500	520
Spain Government International Bond
4.00%, 3/6/18 (b)	500	510
		1,697
U.S. Treasury Securities (9.8%)
U.S. Treasury Notes,
0.38%, 6/15/15	730	731
0.38%, 1/15/16 (c)	730	730
0.63%, 7/15/16 - 8/15/16	10,700	10,709
		12,170
Total Fixed Income Securities (Cost $120,765)		121,963
	Shares
Short-Term Investments (1.1%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $1,114)	1,113,858	1,114
	Face Amount (000)
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills,
0.05%, 1/30/14 (d)(e)	$5	5
0.07%, 1/30/14 (d)(e)	285	285
Total U.S. Treasury Securities (Cost $290)		290
Total Short-Term Investments (Cost $1,404)		1,404
Total Investments (99.6%) (Cost $122,169) (f)		123,367
Other Assets in Excess of Liabilities (0.4%)		435
Net Assets (100.0%)		$123,802

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Portfolio of Investments (cont'd)

Limited Duration Portfolio

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2013.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(d)  Rate shown is the yield to maturity at September 30, 2013.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(f)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FDIC  Federal Deposit Insurance Corporation.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	260	$57,269	Dec-13	$138
U.S. Treasury 10 yr. Note	46	5,814	Dec-13	85
U.S. Treasury 30 yr. Bond	16	2,134	Dec-13	25
Short:
U.S. Treasury 5 yr. Note	300	(36,314)	Dec-13	(401)
				$(153)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2013:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)		Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (unaudited)
Barclays Bank Alcoa, Inc.	Buy	$650	1.00%	9/20/18	$68		$(13)	$55	BBB-
Barclays Bank Quest Diagnostics Inc.	Buy	645	1.00	12/20/18	—		(5)	(5)	BBB+
JPMorgan Chase CDX.NA.IG. 20	Sell	2,500	1.00	6/20/18	14		18	32	NR
JPMorgan Chase CDX.NA.IG. 20	Sell	290	1.00	6/20/18	3		— @	3	NR
JPMorgan Chase Kohl's Corporation	Buy	700	1.00	6/20/18	40		(31)	9	BBB+
Morgan Stanley & Co., LLC* CDX.NA.IG. 20	Sell	645	1.00	6/20/18	—	@	8	8	NR
		$5,430			$125		$(23)	$102

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2013:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Receive	2.10%	2/5/23	$1,880	$85
Goldman Sachs	3 Month LIBOR	Receive	2.09	2/15/23	2,670	127
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.48	8/1/15	15,820	(20)
Royal Bank of Canada	3 Month LIBOR	Receive	2.06	2/6/23	3,320	165
						$357

@    Value is less than $500.

†    Credit Rating as issued by Standard and Poor's.

*    Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co. LLC.

LIBOR  London Interbank Offered Rate.

NR    Not Rated.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Limited Duration Portfolio

Statement of Assets and Liabilities	September 30, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $121,055)	$122,253
Investment in Security of Affiliated Issuer, at Value (Cost $1,114)	1,114
Total Investments in Securities, at Value (Cost $122,169)	123,367
Interest Receivable	659
Unrealized Appreciation on Swap Agreements	395
Receivable for Investments Sold	179
Premium Paid on Open Swap Agreements	125
Receivable for Portfolio Shares Sold	61
Receivable from Affiliate	—	@
Other Assets	31
Total Assets	124,817
Liabilities:
Due to Broker	340
Payable for Investments Purchased	174
Payable for Portfolio Shares Redeemed	174
Payable for Sub Transfer Agency Fees	145
Payable for Sub Transfer Agency Fees — Class I	10
Payable for Sub Transfer Agency Fees — Class A*	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Advisory Fees	79
Unrealized Depreciation on Swap Agreements	49
Payable for Administration Fees	8
Payable for Custodian Fees	5
Payable for Professional Fees	5
Payable for Trustees' Fees and Expenses	4
Payable for Variation Margin on Futures Contracts	4
Payable for Variation Margin on Swap Agreements	3
Payable for Transfer Agent Fees	2
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class A*	—	@
Payable for Transfer Agent Fees — Class L	—	@
Payable for Shareholder Services Fees — Class A*	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Other Liabilities	13
Total Liabilities	1,015
Net Assets	$123,802
Net Assets Consist Of:
Paid-in-Capital	$371,946
Accumulated Undistributed Net Investment Income	262
Accumulated Net Realized Loss	(249,785)
Unrealized Appreciation (Depreciation) on:
Investments	1,198
Futures Contracts	(153)
Swap Agreements	334
Net Assets	$123,802

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Limited Duration Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2013 (000)
CLASS I:
Net Assets	$122,958
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	15,852,616
Net Asset Value, Offering and Redemption Price Per Share	$7.76
CLASS A*:
Net Assets	$749
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	96,412
Net Asset Value, Redemption Price Per Share	$7.77
Maximum Sales Load§§	4.25%
Maximum Sales Charge	$0.34
Maximum Offering Price Per Share	$8.11
CLASS L:
Net Assets	$95
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	12,219
Net Asset Value, Offering and Redemption Price Per Share	$7.75

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

§§  Effective February 25, 2013, the Trustees approved the imposition of a maximum initial sales charge of 4.25% on purchases of Class A shares of the Portfolio.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Limited Duration Portfolio

Statement of Operations	Year Ended September 30, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$2,836
Interest from Securities of Affiliated Issuers (Note G)	39
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	2,878
Expenses:
Advisory Fees (Note B)	399
Sub Transfer Agency Fees	181
Sub Transfer Agency Fees — Class I	10
Sub Transfer Agency Fees — Class A*	—	@
Sub Transfer Agency Fees — Class L	—	@
Administration Fees (Note C)	106
Professional Fees	97
Shareholder Reporting Fees	43
Registration Fees	32
Custodian Fees (Note F)	31
Pricing Fees	26
Transfer Agency Fees (Note E)	14
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A* (Note E)	—	@
Transfer Agency Fees — Class L (Note E)	—	@
Trustees' Fees and Expenses	3
Shareholder Services Fees — Class A* (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Other Expenses	20
Total Expenses	963
Waiver of Advisory Fees (Note B)	(15)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Expense Offset (Note F)	(—	@)
Net Expenses	944
Net Investment Income	1,934
Realized Gain:
Investments Sold	1,235
Investments in Affiliates	2
Futures Contracts	58
Swap Agreements	256
Net Realized Gain	1,551
Change in Unrealized Appreciation (Depreciation):
Investments	(2,252)
Investments in Affiliates	(67)
Futures Contracts	(160)
Swap Agreements	396
Net Change in Unrealized Appreciation (Depreciation)	(2,083)
Net Realized Gain and Change in Appreciation (Depreciation)	(532)
Net Increase in Net Assets Resulting from Operations	$1,402

@  Amount is less than $500.

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Limited Duration Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2013 (000)		Year Ended September 30, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,934		$2,991
Net Realized Gain (Loss)	1,551		(345)
Net Change in Unrealized Appreciation (Depreciation)	(2,083)		2,437
Net Increase in Net Assets Resulting from Operations	1,402		5,083
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,132)		(3,363)
Class A*:
Net Investment Income	(3)		(3)
Class H@@@:
Net Investment Income	(2	)**	(—	@)***
Class L:
Net Investment Income	(1)		(—	@)***
Total Distributions	(2,138)		(3,366)
Capital Share Transactions:(1)
Class I:
Subscribed	5,024		6,757
Distributions Reinvested	2,130		3,362
Redeemed	(28,846)		(34,259)
Class A*:
Subscribed	486		131
Distributions Reinvested	3		3
Conversion from Class H	243		—
Redeemed	(129)		(184)
Class H@@@:
Subscribed	270	**	10	***
Distributions Reinvested	1	**	—
Conversion to Class A	(243	)**	—
Redeemed	(38	)**	—
Class L:
Subscribed	93		10	***
Distributions Reinvested	—	@	—
Redeemed	(8)		—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,014)		(24,170)
Total Decrease in Net Assets	(21,750)		(22,453)
Net Assets:
Beginning of Period	145,552		168,005
End of Period (Including Accumulated Undistributed Net Investment Income of $262 and $506)	$123,802		$145,552
(1) Capital Share Transactions:
Class I:
Shares Subscribed	646		873
Shares Issued on Distributions Reinvested	274		435
Shares Redeemed	(3,706)		(4,432)
Net Decrease in Class I Shares Outstanding	(2,786)		(3,124)
Class A*:
Shares Subscribed	63		17
Shares Issued on Distributions Reinvested	—	@@	1
Conversion from Class H	31		—
Shares Redeemed	(17)		(24)
Net Increase (Decrease) in Class A* Shares Outstanding	77		(6)
Class H@@@:
Shares Subscribed	35	**	1	***
Share Issued on Distributions Reinvested	—	@@**	—
Conversion to Class A	(31	)**	—
Shares Redeemed	(5	)**	—
Net Increase (Decrease) in Class H Shares Outstanding	(1)		1	***
Class L:
Shares Subscribed	12		1	***
Share Issued on Distributions Reinvested	—	@@	—
Shares Redeemed	(1)		—
Net Increase in Class L Shares Outstanding	11		1	***

@  Amount is less than $500.

@@  Amount is less than 500 shares.

@@@  Effective September 9. 2013, Class H shares converted into Class A shares.

*  Effective September 9, 2013, Class P shares were renamed Class A shares.

**  For the period October 1, 2012 through September 6, 2013.

***  For the period April 27, 2012 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$7.80	$7.71	$7.79		$7.68		$8.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.11	0.15	0.16		0.18		0.24
Net Realized and Unrealized Gain (Loss)	(0.03)	0.11	(0.10)		0.10		(0.12)
Total from Investment Operations	0.08	0.26	0.06		0.28		0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.17)	(0.14)		(0.16)		(0.44)
Paid-in-Capital	—	—	—		(0.01)		—
Total Distributions	(0.12)	(0.17)	(0.14)		(0.17)		(0.44)
Redemption Fees	—	—	—		—		0.00 ‡
Net Asset Value, End of Period	$7.76	$7.80	$7.71		$7.79		$7.68
Total Return++	1.09%	3.35%	0.71%		3.74%		1.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$122,958	$145,387	$167,811		$208,608		$262,794
Ratio of Expenses to Average Net Assets (1)	0.71%+^	0.63%+	0.59	%+††	0.55	%+††	0.45%+
Ratio of Net Investment Income to Average Net Assets (1)	1.45%+^	1.92%+	2.12	%+††	2.39	%+††	3.16%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	66%	51%	35%		95%		110%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.72%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.44%	N/A	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.53% for Class I shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Limited Duration Portfolio

	Class A*
	Year Ended September 30,
Selected Per Share Data and Ratios	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$7.80	$7.71	$7.79		$7.68		$8.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.09	0.13	0.15		0.17		0.22
Net Realized and Unrealized Gain (Loss)	(0.01)	0.11	(0.12)		0.09		(0.12)
Total from Investment Operations	0.08	0.24	0.03		0.26		0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.15)	(0.11)		(0.15)		(0.42)
Paid-in-Capital	—	—	—		(0.00	)‡	—
Total Distributions	(0.11)	(0.15)	(0.11)		(0.15)		(0.42)
Redemption Fees	—	—	—		—		0.00 ‡
Net Asset Value, End of Period	$7.77	$7.80	$7.71		$7.79		$7.68
Total Return++	0.84%	3.22%	0.45%		3.48%		1.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$749	$145	$194		$52		$169
Ratio of Expenses to Average Net Assets (1)	0.97%+^	0.88%+	0.84	%+††	0.80	%+††	0.70%+
Ratio of Net Investment Income to Average Net Assets (1)	1.15%+^	1.70%+	1.87	%+††	2.14	%+††	2.87%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	66%	51%	35%		95%		110%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.00%	N/A	N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.12%	N/A	N/A		N/A		N/A

*  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.88% for Class A shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Financial Highlights

Limited Duration Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended September 30, 2013		Period from April 27, 2012^ to September 30, 2012
Net Asset Value, Beginning of Period	$7.80		$7.76
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.04
Net Realized and Unrealized Gain (Loss)	(0.03)		0.04
Total from Investment Operations	0.04		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.04)
Net Asset Value, End of Period	$7.75		$7.80
Total Return++	0.48%		1.06	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$95		$10
Ratio of Expenses to Average Net Assets (1)	1.24	%+^^	1.21	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.85	%+^^	1.14	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%*§
Portfolio Turnover Rate	66%		51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%		N/A
Net Investment Income to Average Net Assets	0.75%		N/A

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

*  Annualized.

#  Not Annualized.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class L shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Limited Duration Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers three classes of shares — Class I, Class A and Class L.

Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$5,052	$—	$5,052
Agency Fixed Rate Mortgages	—	815	—	815
Asset-Backed Securities	—	15,672	—	15,672
Collateralized Mortgage Obligations — Agency Collateral Series	—	4,110	—	4,110
Commercial Mortgage-Backed Security	—	180	—	180
Corporate Bonds	—	78,244	—	78,244
Mortgages — Other	—	4,023	—	4,023
Sovereign	—	1,697	—	1,697
U.S. Treasury Securities	—	12,170	—	12,170
Total Fixed Income Securities	—	121,963	—	121,963
Short-Term Investments
Investment Company	1,114	—	—	1,114
U.S. Treasury Securities	—	290	—	290
Total Short-Term Investments	1,114	290	—	1,404
Futures Contracts	248	—	—	248
Credit Default Swap Agreements	—	26	—	26
Interest Rate Swap Agreements	—	377	—	377
Total Assets	1,362	122,656	—	124,018
Liabilities:
Futures Contracts	(401)	—	—	(401)
Credit Default Swap Agreements	—	(49)	—	(49)
Interest Rate Swap Agreements	—	(20)	—	(20)
Total Liabilities	(401)	(69)	—	(470)
Total	$961	$122,587	$—	$123,548

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes,

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or foreign currency

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. During the period these OTC swap agreements are open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. The Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$248	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	18
Swap Agreements	Variation Margin	Credit Risk	8	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	377
Total			$651
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$(401	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(49)
Swap Agreements	Variation Margin	Interest Rate Risk	(20	)(a)
Total			$(470)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$58
Credit Risk	Swap Agreements	(11)
Interest Rate Risk	Swap Agreements	267
Total		$314

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(160)
Credit Risk	Swap Agreements	(23)
Interest Rate Risk	Swap Agreements	419
Total		$236

For the year ended September 30, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$72,502,000
Swap Agreements:
Average monthly notional amount	$30,333,000

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.30% of the average daily net assets of the Portfolio. For the year ended September 30, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.29% of the Portfolio's daily net assets.

Effective September 16, 2013, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.53% for Class I shares, 0.88% for Class A shares and 1.23% for Class L shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended September 30, 2013, approximately $15,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $55,377,000 and $73,711,000, respectively. For the year ended September 30, 2013, purchases and sales of long-term U.S. Government securities were approximately $30,333,000 and $29,831,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2013, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2013 is as follows:

Value September 30, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2013 (000)
$5,319	$66,936	$71,141	$3	$1,114

For the year ended September 30, 2013, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value September 30, 2012 (000)	Purchases at Cost** (000)	Sales** (000)	Realized Gain** (000)	Interest Income** (000)	Value September 30, 2013 (000)
$3,196	$187	$1,951	$2	$39	$1,399	*

*  Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

**  Data represents transactions prior to June 30, 2013.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From: Ordinary Income (000)	2012 Distributions Paid From: Ordinary Income (000)
$2,138	$3,366

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions, paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$(40)	$7,733	$(7,693)

At September 30, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$241	—

At September 30, 2013, the aggregate cost for Federal income tax purposes is approximately $122,169,000. The aggregate gross unrealized appreciation is approximately $1,743,000 and the aggregate gross unrealized depreciation is approximately $545,000 resulting in net unrealized appreciation of approximately $1,198,000.

At September 30, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$8,229	September 30, 2014
7,068	September 30, 2015
265	September 30, 2016
200,864	September 30, 2017
33,504	September 30, 2018

During the year ended September 30, 2013, the Portfolio expired capital loss carryforwards for Federal income tax purposes of approximately $7,693,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,417,000.

I. Accounting Pronouncements: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund's adoption will be limited to additional financial statement disclosures.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Notes to Financial Statements (cont'd)

In January 2013, Accounting Standard Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities," replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities." ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Portfolio's financial statements.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Limited Duration Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Limited Duration Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Duration Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2013

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Director and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2013 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
750945 EXP 11.30.14

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

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Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$321,708		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$27,073	(3)	$96,000	(4)
All Other Fees	$			$6,883,455	(5)
Total Non-Audit Fees		$27,073		$6,979,455

Total		$348,781		$6,979,455

2012

	Registrant			Covered Entities(1)
Audit Fees		$249,100		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$23,590	(3)	$201,000	(4)
All Other Fees	$			$854,099	(5)
Total Non-Audit Fees		$23,590		$1,055,099

Total		$272,690		$1,055,099

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

3

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

7

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John Gernon
John Gernon
Principal Executive Officer
November 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John Gernon
John Gernon
Principal Executive Officer
November 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2013

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